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                                                                   Exhibit 10.2




                           DARK FIBER IRU AGREEMENT


                                    BETWEEN


                  WILLIAMS COMMUNICATIONS, INC. ("WILLIAMS")


                                      AND


                    COGENT COMMUNICATIONS, INC. ("COGENT")



                             DATED: APRIL 14, 2000




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                               TABLE OF CONTENTS


ARTICLE                                                                                                PAGE
-------                                                                                                ----
ARTICLE I         DEFINITIONS ...........................................................................1
ARTICLE II        GRANT OF IRU...........................................................................5
ARTICLE III       CONSIDERATION..........................................................................8
ARTICLE IV        CONSTRUCTION..........................................................................10
ARTICLE V         CONNECTION AND ACCESS TO THE SYSTEM...................................................13
ARTICLE VI        COLLOCATION; FUTURE AGREEMENTS .......................................................13
ARTICLE VII       TERM..................................................................................14
ARTICLE VIII      MAINTENANCE AND RELOCATION............................................................15
ARTICLE IX        USE OF THE SYSTEM.....................................................................17
ARTICLE X         AUDIT RIGHTS..........................................................................18
ARTICLE XI        WARRANTIES............................................................................18
ARTICLE XII       DEFAULT...............................................................................19
ARTICLE XIII      INDEMNIFICATION.......................................................................20
ARTICLE XIV       LIMITATION OF LIABILITY...............................................................21
ARTICLE XV        INSURANCE.............................................................................22
ARTICLE XVI       TAXES AND GOVERNMENTAL FEES...........................................................23
ARTICLE XVII      NOTICE................................................................................24
ARTICLE XVIII     CONFIDENTIALITY.......................................................................25
ARTICLE XIX       PROHIBITION ON IMPROPER PAYMENTS......................................................27
ARTICLE XX        FORCE MAJEURE; EMINENT DOMAIN.........................................................27
ARTICLE XXI       ARBITRATION AND DISPUTE RESOLUTION....................................................28
ARTICLE XXII      RULES OF CONSTRUCTION.................................................................29
ARTICLE XXIII     ASSIGNMENT............................................................................31
ARTICLE XXIV      ENTIRE AGREEMENT; AMENDMENT; EXECUTION................................................33

                                       -i-

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                                   EXHIBITS


Exhibit A   System Description
            A-1     Map of Major Segments
            A-2     Major Segment Listing

Exhibit B   Collocation
            B-1     Collocation Provisions (Transmission Sites)
            B-2     Description of Transmission Sites and POP Collocation Sites;
                    Cogent Racks
            B-3     Collocation Provisions (POPs)

Exhibit C   Fiber Splicing, Testing, and Acceptance Standards and Procedures

Exhibit D   Fiber Specifications

Exhibit E   Cable Installation Specifications

Exhibit F   As-Built Drawing Specifications

Exhibit G   Operations Specifications

Exhibit H   Interconnections


                                       -ii-

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                           DARK FIBER IRU AGREEMENT

         THIS DARK FIBER IRU AGREEMENT (this "Agreement") is made on this 14th day of April, 2000 (the "Effective Date"), by and between WILLIAMS COMMUNICATIONS, INC., a Delaware corporation ("Williams"), and COGENT COMMUNICATIONS, INC., a Delaware corporation ("Cogent").


                             W I T N E S S E T H:

         WHEREAS, Williams has constructed or acquired, or will construct or acquire, a fiber optic communication system along the route segments described and/or depicted in EXHIBITS A-1 AND A-2 attached hereto;

         WHEREAS, Cogent desires to acquire from Williams, and Williams desires to provide to Cogent, rights to use certain optical fibers in the System (hereinafter defined) upon the terms and conditions set forth below; and

         WHEREAS, the parties desire to establish additional ongoing obligations and rights that will be in effect during the term of this Agreement;

         NOW, THEREFORE, in consideration of the mutual promises set forth below, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I
                                  DEFINITIONS

         In addition to other terms defined elsewhere in this Agreement, where capitalized, the following words and phrases shall be defined as follows:

         "ACCEPTANCE" and all capitalized derivations of the word shall have the definition set forth in EXHIBIT C.

         "ACCEPTANCE DATE" shall have the definition set forth in EXHIBIT C.

         "ACCEPTANCE STANDARDS" means the standards set forth in EXHIBIT C with respect to the testing and condition of the Cogent Fibers.

         "ADDITIONAL FIBERS" shall have the definition set forth in Section 2.4(c).

         "AFFILIATE" means, with respect to any entity, any other entity controlling, controlled by or under common control with such entity, whether directly or indirectly through one or more intermediaries. "Control" and its derivatives mean legal, beneficial or equitable ownership, directly or indirectly, of more than fifty percent (50%) of the outstanding voting capital stock (or other

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ownership interest, if not a corporation) of an entity, or management or operational control over such entity.

         "AS-BUILTS" shall have the definition set forth in Section 4.6.

         "CABLE" means the fiber optic cable and fibers contained therein, including the Cogent Fibers, and associated splicing connections, splice boxes and vaults, and conduit.

         "CLAIM" means any claim, action, dispute, or proceeding of any kind between Cogent (or any of its Affiliates, successors or assigns) and Williams (or any of its Affiliates, successors, or assigns) and any other claim, transaction, occurrence, loss, liability, expense or other matter arising out of, in connection with, or in any way related to, the Cogent Lease/IRU Rights, the Cable, the System, this Agreement or any other instrument, arrangement or understanding related to the Cogent Lease/IRU Rights.

         "COGENT" means Cogent Communications, Inc., a Delaware corporation.

         "COGENT EQUIPMENT" shall mean optronics (opto-electrical), electronics, or optical equipment, or materials, facilities, or other equipment owned, possessed, or utilized (other than the System) by Cogent.

         "COGENT FIBERS" means the Initial Cogent Fiber and the Additional
Fibers.

         "COGENT IRU" shall have the definition set forth in Section 2.2.

         "COGENT LEASE/IRU RIGHTS" shall have the definition set forth in
Section 2.3.

         "COLLOCATION PROVISIONS" means the collocation provisions for Transmission Sites or POP Collocation Sites as set forth in EXHIBITS B-1 AND B-3, as applicable.

         "CONNECTING POINT" means a point where the network or facilities of Cogent will connect to the System (subject to the provisions of Section 5.1 and as more particularly defined in EXHIBIT H.

         "CONTRACT PRICE" shall have the definition set forth in Section 3.1.

         "COSTS" means actual, direct costs incurred and computed in accordance with the established accounting procedures used by Williams to bill third parties for reimbursable projects and U.S. generally accepted accounting principles. Such costs include the following:

          (a) labor costs, including wages, salaries, and benefits plus overhead allocable to such labor costs (the overhead allocation shall not exceed thirty percent (30%) of the labor costs computed without such overhead); and

          (b) other costs and out-of-pocket expenses on a pass-through basis (such as equipment, materials, supplies, contract services, costs of capital, Required Rights, sales, use or

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               similar taxes, etc.) plus ten percent (10%) of such expenses.

         "DARK FIBERS" means optical fiber provided without electronics or optronics, and which is not "lit" or activated.

          "EFFECTIVE DATE" means the date defined in the introductory paragraph to this Agreement above.

         "ESTIMATED COMPLETION DATES" means the dates defined in Section 4.3 below.

         "FACILITY OWNERS/LENDERS" means any entity (other than Williams): (a) owning any portion of the System or any property or security interest therein,
(b) leasing to Williams, or providing an IRU to Williams in, any portion of the System, or (c) that is a Lender with respect to Williams or any Affiliates of Williams.

         "FIBER ACCEPTANCE TESTING" means the fiber acceptance testing described in EXHIBIT C.

         "FIBER MILES" means the number of Route Miles in a Major Segment multiplied by the relevant number of Cogent Fibers in such Major Segment. For example, if there are four Cogent Fibers in a Major Segment with 100 Route Miles, there would be 400 Fibers Miles of Cogent Fibers in such Major Segment.

         "FIBERS" means any optical fibers contained in the System including the Cogent Fibers, the fibers of Williams and the fibers of any third party in the System excluding, however, any fibers granted (whether through ownership, IRU, lease or otherwise) to governmental entities in exchange for allowing use of streets, rights-of-way or other property under the jurisdiction of such entity.

         "FORCE MAJEURE EVENT" shall have the definition set forth in
Section 20.1.

         "INDEFEASIBLE RIGHT OF USE" or "IRU" means an exclusive, indefeasible right to use the optical fibers or other specified property; provided that the granting of the same does not convey legal title to such fibers or other property. Notwithstanding the above, "Cogent Lease/IRU Rights" refers to both Cogent's lease rights set forth in Section 2.1 and the Cogent IRU granted pursuant to Section 2.2 or Subsection 2.4(c).

         "INDEMNIFIED PARTIES" shall have the definition set forth in
Section 13.1.

         "INDEMNITOR" shall have the definition set forth in Section 13.1.

         "INITIAL COGENT FIBER" means that certain one (1) strand of Dark Fiber designated by Williams in the Cable on each Major Segment of the type set forth in Exhibit A-2 and further described in Exhibit D in which Cogent shall be granted the Cogent Lease/IRU Rights hereunder as set forth in
Section 2.1.

         "INITIAL TERM" shall have the definition set forth in Section 7.1.

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         "MAJOR SEGMENTS" means the individual identified portions of the
Route between each of the city pairs listed on EXHIBIT A-2.

         "NON-ROUTINE MAINTENANCE" shall have the definition set forth in the
Section 8.1.

         "PER MILE RATE" shall have the definition set forth in Section 3.1.

         "POPS" shall mean Williams' designated points of presence at the locations along the Route listed in EXHIBIT A-2.

         "POP COLLOCATION SITES" shall mean those specific Williams POPs in which Cogent is granted collocation rights hereunder as listed in EXHIBIT B-2.

         "PRO RATA SHARE" means a proportion equal to a fraction, the numerator of which is the number of Cogent Fibers and the denominator of which is: (a) during the Initial Term of a Major Segment all Fibers in the Cable and
(b) during any renewal term of a Major Segment all Fibers in the Cable that are in service for Williams, Cogent and/or any third party as of the date such share is being computed. If this fraction varies over a particular Segment, then the Pro Rata Share shall be equal to the weighted average (weighted by length as set forth in Williams' As-Built Drawings) of the relevant portions. For example, if the fraction for 100 feet of the affected Segment is 0.1 and the fraction for the remaining 50 feet of the affected Segment is 0.07, the weighted average for the entire Segment would be 0.09.

         "RACK SPACE" means space for a standard non-enclosed equipment rack with outside dimensions measuring twenty-six inches (26") in width, twenty-four inches (24") in depth and either seventy-eight inches (78") or eighty-four inches (84") in height, in Transmission Sites and POP Collocation Sites which are of type, size and quality standard in the telecommunications industry.

         "RELEASED PARTY" means each of the following:

          (a) any Affiliates or Lenders of the other party and any Facility Owners/Lenders;

          (b) any employee, officer, director, stockholder, partner, member, or trustee of the other party or of its Affiliates, Lenders, or Facility Owners/Lenders; or

          (c) assignees of the entities included in the above subparagraphs (a) or (b) and any employee, officer, director, stockholder, partner, member, or trustee of such assignees.

         "RENEWAL TERMS" shall have the definition set forth in Section 7.2 below.

         "REPRESENTATIVES" shall have the definition set forth in Section 18.1 below.

         "REQUIRED RIGHTS" shall have the definition set forth in Section 4.2 below.

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         "RIGHT-OF-WAY AGREEMENTS" means agreements with right of way owners, property owners, utilities, railroads, government entities or other parties that Williams has entered into, or will enter into, to obtain some or all of the Required Rights.

         "ROUTE" shall mean the route, including spurs, upon which the System will be constructed and installed consisting of the Major Segments.

         "ROUTE MILES" means the actual miles traversed by the Cable along the Route (including spurs) based on the As-builts.

         "ROUTINE MAINTENANCE" shall have the definition set forth in
Section 8.1.

         "SEGMENT" means a discrete portion of the System and may refer to a Span, a portion between two POPs or a POP and a System end point, or a portion of the System affected by a relocation or other circumstance.

         "SPAN" means a portion of the System between (a) a Transmission Site, a Williams-designated POP, or a System end point and (b) the next closest Transmission Site, Williams-designated POP, or a System end point along the Route from such site.

         "SYSTEM" means Williams' fiber optic communications system constructed or to be constructed along the Route which will contain the Cogent Fibers including, but not limited to, the Cable, fibers, conduits, handholes, manholes and all other appurtenances and components of said communications system.

         "TAKING" shall have the definition set forth in Section 20.2.

         "TERM" means the Initial Term and any Renewal Term(s) of this Agreement as defined in Sections 7.1 and 7.2.

         "TRANSMISSION SITES" shall mean Williams' designated optical amplifier, regenerator or junction sites along the Route as specified in Exhibit B-1.

         "WILLIAMS" means Williams Communications, Inc., a Delaware corporation, formerly known as Vyvx, Inc..


                                  ARTICLE II
                           GRANT OF LEASE/IRU RIGHTS

         2.1 LEASE/IRU. Effective as of the Acceptance Date for each Major Segment (or with respect to Additional Fibers, the Acceptance Date of such Additional Fibers), provided that Cogent has made all payments previously due pursuant to Sections 3.2 and 3.3, Williams grants to Cogent (a) an exclusive, but defeasible, lease of the Cogent Fibers on such Major Segment and (b) an associated non-exclusive, but defeasible, lease, for the purposes of and subject to the terms and

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conditions set forth herein, of the tangible and intangible property needed for the operation of the Cogent Fibers, including, but not limited to, the System and Required Rights, subject to underlying real property and contractual limitations and restrictions and excluding any electronic or optronic equipment, all on the terms and subject to the conditions set forth herein. The parties agree that the lease shall constitute a true lease and not a disguised sale for all purposes. Such lease shall terminate upon the first to occur of (x) an event of default and resulting termination of such lease under the terms of Article XII below, or (y) with respect to the affected Cogent Fibers, when Cogent obtains an IRU in such fibers pursuant to Section 2.2 or Subsection 2.4(c).

         2.2 GRANT OF IRU IN INITIAL COGENT FIBER. After Williams' receipt of all payments required under Subsections 3.2(a) through 3.2(d) (including any interest and as adjusted pursuant to Section 3.7), or with respect to Additional Fibers after Williams' receipt of all payments required under
Section 3.3, Williams shall grant Cogent (a) an IRU in the Initial Cogent Fiber and Additional Fibers, if applicable, without further action required, for the purposes described herein and (b) an associated non-exclusive but Indefeasible Right of Use, for the purposes of and subject to the terms and conditions set forth herein, in the tangible and intangible property needed for the operation of the Initial Cogent Fiber and Additional Fibers, if applicable, including, but not limited to, the System and Required Rights, subject to underlying real property and contractual limitations and restrictions and excluding any electronic or optronic equipment; all on the terms and subject to the conditions set forth herein (the "Cogent IRU") effective as of (x) the Acceptance Date for each such Major Segment subsequently Accepted by Cogent hereunder, or (y) the date on which final payment, as described above, is received by Williams with respect to each Major Segment previously Accepted by Cogent.

         2.3 COGENT LEASE/IRU RIGHTS. Cogent's lease rights and the Cogent IRU granted under this Article II shall collectively be referred to as the "Cogent Lease/IRU Rights." Upon the effective date of the Cogent IRU under Section 2.2, Cogent's IRU shall replace Cogent's lease of such Fibers. The Cogent Lease/IRU Rights:

         (a)  shall be subject to the terms and conditions set forth herein;

         (b) do not convey any legal title to any real or personal property, including the Fibers, the Cable, or the System; and

         (c) do not include any optronic or electronic equipment used in connection with transmitting capacity over or "lighting" the Fibers except for facilities and services provided by Williams pursuant to the terms of the Collocation Provisions.

         2.4 RIGHT TO REQUEST LEASE/IRU RIGHTS IN ADDITIONAL DARK FIBERS. Cogent may order rights in additional Fibers as follows:

         (a) Cogent shall have the right to request Cogent Lease/IRU rights in one additional Dark Fiber in all of the Major Segments, subject to availability at the time of exercise, at a price of [*] per Fiber Mile. Availability of such Dark Fibers will be determined by Williams in its sole and absolute discretion. Cogent shall make such request by

[*] Indicates confidential treatment requested.

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              giving written notice to Williams within three (3) years after the Effective Date. If notice is not given within such 3-year period, any and all of Cogent's rights under this Subsection 2.4(a) shall expire and be of no further force or effect. Within sixty (60) days after receipt of Cogent's notice requesting Cogent Lease/IRU Rights in additional Dark Fibers under this Subsection 2.4(a), Williams shall either (i) inform Cogent in writing that Dark Fiber is available in all Major Segments, or
              (ii) provide Cogent with a written list of all Major Segments in which there are no Dark Fibers available. In the event Williams notifies Cogent under clause (ii) that Dark Fibers are not available in all Major Segments but that the Major Segments in which Dark Fiber is available total [*] Route Miles or more, Cogent shall give further written notice to Williams indicating its intent to obtain Cogent Lease/IRU rights in additional Dark Fibers with respect to the Major Segments identified as available by Williams. Alternatively, Cogent may elect to withdraw its prior notice requesting Cogent Lease/IRU Rights in additional Dark Fibers under this Subsection 2.4(a) after which Cogent's rights hereunder shall expire and be of no further force or effect. In the event Cogent fails to provide such further notice to Williams within thirty (30) days after Williams' notice under clause (ii) above, Cogent's rights under this Subsection 2.4(a) shall expire and be of no further force or effect. If Williams notifies Cogent under clause (ii) above that there are no Dark Fibers available in any Major Segment or that the Major Segments in which Dark Fiber is available total less than [*] Route
              Miles within the above-described 60-day period, then Cogent's rights to obtain Additional Fibers under this Subsection 2.4(a) shall expire and be of no further force or effect.

          (b) In addition to the rights granted under Subsection 2.4(a), Cogent may request additional Dark Fibers on individual Major Segments at any time during the Initial Term. Within a reasonable time after receipt of a written request for such additional Dark Fibers from Cogent, Williams shall inform Cogent as to whether such requested additional Dark Fibers are available. Availability of any requested additional Dark Fibers will be determined by Williams in its sole and absolute discretion. If such Dark Fibers are available, as determined by Williams, Williams will use commercially reasonable efforts to price such fibers in a manner consistent with the pricing applicable to the Initial Cogent Fiber under this Agreement so long as Williams is able to maintain similar economic benefits under such terms. The pricing for any such additional Dark Fibers requested and provided under this Subsection 2.4(b) shall be as mutually agreed upon by the parties.

          (c) Dark Fibers in which Cogent obtains Cogent Lease/IRU Rights under the terms of Subsection 2.4(a) or Subsection 2.4(b) are referred to herein as "Additional Fibers". Subject to satisfaction of all payment obligations set forth in Section 3.3, Cogent shall have the same rights in the Additional Fibers as it has pursuant to Sections 2.1 through 2.3 with respect to the Initial Cogent Fiber subject to all applicable terms and conditions of this Agreement. Upon Cogent's purchase of Cogent Lease/IRU Rights in Additional Fibers under the terms of Subsection 2.4(a) or Subsection 2.4(b), the parties shall execute an addendum to this Agreement incorporating this Agreement

[*] Indicates confidential treatment requested.

              by reference, specifically identifying the Dark Fibers and Major Segments affected and the price to be paid for the Cogent Lease/IRU Rights to be granted in and to the Additional Fibers, and containing such other terms as mutually agreed upon by the parties. For purposes of this Section 2.4, Williams may consider intended or planned uses of Fibers which are not consistent with granting Cogent an IRU and not only whether such Fibers are then currently in use in determining "availability" of fibers in any Major Segment under this Section 2.4.

                                  ARTICLE III
                                 CONSIDERATION

         3.1 CONSIDERATION FOR COGENT IRU. Subject to performance by Williams of its obligations hereunder and in addition to any other consideration provided for in this Agreement, Cogent agrees to pay to Williams for the Cogent IRU in the Cogent Fibers, a non-recurring payment in the amount of [*] (the "CONTRACT PRICE") which equals [*] per Fiber Mile for the Initial Cogent Fiber constructed, installed, tested and Accepted hereunder (the "Per Mile Rate").

         3.2 PAYMENT TERMS. The Contract Price for all Major Segments shall be paid by Cogent to Williams as follows:

         (a) The sum of [*] is due and payable within three (3) banking days after the Effective Date;

         (b)  The sum of [*] is due and payable on October 16, 2000;

         (c)  The sum of [*] is due and payable on April 16, 2001;

         (d)  The sum of [*], is due and payable on October 15, 2001.

Cogent may, at its option, prepay any or all of the payments under (a) through
(d) above at any time prior to the applicable due date(s) without penalty.

         3.3 CHARGES FOR RIGHTS IN ADDITIONAL FIBERS. The price for Cogent Lease/IRU Rights in Additional Fibers provided under Subsection 2.4(b) shall be negotiated between Williams and Cogent at the time Williams agrees to grant a request for Additional Fibers submitted by Cogent. The total price for Cogent Lease/IRU Rights in Additional Fibers obtained by Cogent under Subsection 2.4(a) shall be computed based upon a [*] per Fiber Mile rate.
The charge for Routine Maintenance under Section 3.4 shall not be separately charged or changed for Major Segments in which Cogent obtains Additional Fibers. The total price determined for the Cogent Lease/IRU Rights in any Additional Fibers provided hereunder shall be paid by Cogent to Williams as follows:

          (a) twenty-five percent (25%) of the estimated price of the Additional Fibers (based on the estimated Fiber Miles of the Major Segments set forth in EXHIBIT A-2 except for Major Segments for which As-builts have been provided to Cogent hereunder in

[*] Indicates confidential treatment requested.

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               which case the price shall be determined using actual Route
               Miles) within three (3) banking days after the date the addendum referred to in Subsection 2.4(c) is executed by the parties; and

          (b) the remaining seventy-five percent (75%) of the estimated price within three (3) banking days after the Acceptance Date of the Additional Fibers.

         3.4 CHARGES FOR ROUTINE MAINTENANCE. Cogent shall pay Williams [*] per Route Mile per month throughout the Term (beginning on the Acceptance Date for each Major Segment) for Routine Maintenance, subject to the adjustments set forth below. Until Williams determines the actual Route Miles, Cogent shall pay estimated Routine Maintenance charges based on the estimated Route Miles set forth in EXHIBIT A-2. The [*] amount shall be increased annually on a date selected by Williams by two percent (2%) of the charges for Routine Maintenance applicable to the immediately preceding annual period. Cogent shall pay such amounts for each Major Segment on or before the first day of each calendar month following the Acceptance Date (with the first payment including amounts accrued during the month in which the Acceptance Date occurs as well as the payment for the first full month after Acceptance). Payments shall be prorated, as necessary, for partial months in which the Acceptance Date occurs or the Term expires.

         3.5 CHARGES FOR NON-ROUTINE MAINTENANCE AND RELOCATIONS. Cogent shall pay its Pro Rata Share of Williams' Costs of performing Non-Routine Maintenance and relocations (except voluntary relocations, as described in Section 8.2), if the gross cost of such work relating to any single event or multiple, closely related events is greater than [*]. Notwithstanding the foregoing: (a) Williams shall repair any damage caused by the negligence or willful misconduct of Cogent or its employees, contractors or agents, at Cogent's sole expense and at Williams' then-prevailing rates, and (b) to the extent Cogent is obligated to reimburse Williams for all or a portion of the Costs incurred pursuant to other Articles of this Agreement (including the Collocation Provisions), such alternative reimbursement obligations shall apply instead of the obligations set forth in this Section.

         To the extent a third party not having an interest in the System or fibers in the System reimburses some or all of Williams' gross Costs of performing Non-Routine Maintenance or relocations, Williams shall reduce the gross Costs by the amount of such reimbursement for purposes of computing Cogent's Pro Rata Share of Costs; provided that Williams: (a) shall be entitled to reduce such amount by legal and collection costs incurred; and (b) shall have the right to prorate such reimbursement among itself, Cogent and other owners of an IRU or other ownership interest in Fibers within the System. Williams shall either reflect such reduction in its invoice or shall promptly refund such reduction when it receives such reimbursement.

         3.6 CHARGES FOR COLLOCATION. The charges for collocation space provided to Cogent in Transmission Sites and POP Collocation Sites hereunder shall be as set forth in the Collocation Provisions.

         3.7 METHOD OF PAYMENT. Except for monthly collocation and Routine Maintenance charges, all payments to Williams set forth in this Article III shall be made by wire transfer of

[*] Indicates confidential treatment requested.

immediately available funds to the account or accounts designated by Williams. In addition to any other remedies set forth in this Agreement, all late payments shall bear interest accruing from the date due until paid at a rate equal to eighteen percent (18%) per annum or, if lower, the highest rate allowed by applicable law. All payments required under this Agreement shall be made in United States Dollars.

         3.8 TRUE-UP OF CONTRACT PRICE. In the event the actual Route Miles for any Major Segment, as shown by the As-builts, differ from the estimated Route Miles set forth on EXHIBIT A-2, the Contract Price for such Major Segment shall be recomputed using the actual Fiber Miles based upon the Per Mile Rate. With respect to each Major Segment, any excess of such recomputed Contract Price for such Major Segment over the portion of the Contract Price allocable to such Major Segment previously paid by Cogent shall be paid by Cogent to Williams within thirty (30) days after receipt of the As-builts from Williams. Likewise, any excess of the portion of the Contract Price allocable to such Major Segment previously paid by Cogent over such recomputed Contract Price for such Major Segment shall be refunded by Williams to Cogent within thirty (30) days after delivery of the As-builts to Cogent. Neither Williams nor Cogent shall be liable for interest on such difference prior to the end of such thirty-day period. Notwithstanding the foregoing, the parties agree that for purposes of recomputing the Contract Price under this Section 3.8, the aggregate actual Route Miles of all of the Major Segments shall not be more than 105% or less than 95% of the aggregate estimated Route Miles as set forth in Exhibit A-2. If, after delivery of the As-builts for the last Major Segment to be delivered to and Accepted by Cogent hereunder, either party notifies the other that the aggregate actual Route Miles for all Major Segments is greater than 105%, or less than 95%, of the aggregate estimated Route Miles set forth in Exhibit A-2, then Williams shall refund, or Cogent shall pay, as appropriate, the difference between the Contract Price actually paid by Cogent and 105% or 95%, as applicable, of the estimated Contract Price set forth in Exhibit A-2.

         3.9 ADJUSTMENT OF MAINTENANCE CHARGES. When Williams provides the As-builts pursuant to Section 4.6, it shall also provide Cogent a statement of the actual Route Miles of the Major Segment and beginning with the next monthly payment of Routine Maintenance charges due hereunder, Cogent shall pay the adjusted amount for such Major Segment for the remainder of the Term. Cogent shall not be required to pay, and Williams shall not be required to refund, amounts underpaid or overpaid by Cogent for periods prior to the adjustment under this Section.

         3.10 TIME OF PAYMENT. Where no due date is specified for any payment obligation under this Agreement, each party shall pay such amounts within thirty (30) calendar days after the invoice delivery date, as determined by
Section 17.2.

                                  ARTICLE IV
                                 CONSTRUCTION

         4.1 FIBER ACCEPTANCE TESTING. EXHIBIT C sets forth Fiber Acceptance Testing procedures and test deliverables Williams shall provide to Cogent, and procedures for determining the Acceptance Date of a Major Segment.

         4.2 ACCEPTANCE DATE OBLIGATIONS. As of the Acceptance Date of any Major
Segment:

         (a) Williams or the underlying facility owner shall have obtained all rights, licenses, authorizations, easements, leases, fee interests, or agreements that provide for the occupancy by such Major Segment of real property or fixtures (such as conduit, bridges, river crossings, or transmission towers) associated with such Major Segment;

         (b) Williams shall have obtained by IRU agreement, lease, or otherwise the right to use Major Segments it does not own; and

         (c) such Major Segment shall be designed, engineered, installed, and constructed in accordance with the specifications set forth in Exhibits C, D and E in a workmanlike manner and in accordance with industry standards and applicable laws; provided that any portions of the System Williams elects to acquire from third parties, (whether under a lease, sublease, indefeasible right of use or otherwise) in lieu of constructing and installing such portion of the System shall be or have been constructed substantially in accordance with the specifications and procedures required by this Agreement except for such deviations which do not, in the reasonable discretion of Williams, materially diminish the utility, reliability or expected useful life of the System.

The rights Williams is required to obtain pursuant to Subsections (a) and (b) above as are necessary for Williams to grant to Cogent the Cogent Lease/IRU Rights are referred to as "Required Rights." Williams shall obtain and maintain in full force and effect all Required Rights through at least the Initial Term of each Major Segment subject to Cogent's obligations specified below in this paragraph and except as provided in and subject to the provisions of Section 8.2 (Relocation Procedures) and Section 20.1 (Excused Performance). In the event title to the System or Required Rights is contested during the Initial Term, or if any third party or government authority contests the property rights or the rights of the parties to use the System for any reason, Williams shall proceed to take all necessary steps to perfect title including, but not limited to, contesting the claims of any such third party or government authority; provided that, if such contest does not result from the negligent acts of Williams, Cogent shall reimburse Williams for its Pro Rata Share of all Costs incurred by Williams in perfecting title as described above.

         Notwithstanding any other provision herein to the contrary, Cogent shall be solely responsible for obtaining, at its sole cost and expense, any and all necessary franchises, authorizations or permits specifically required in addition to the Required Rights as a result of Cogent's, as opposed to Williams', use, operation, access or connection of or with the Cogent Fibers and its operation, maintenance, repair, and replacement of all Cogent Equipment associated therewith.

         4.3 PRIOR CONSTRUCTION. Cogent acknowledges that some or all of said design, engineering, installation, construction, splicing and testing described above has previously been completed.

         4.4 ESTIMATED COMPLETION DATES.

         (a) Subject to extension for delays described in Section 20.1 and to extension or delay as otherwise permitted or provided in this Agreement, the "Estimated Completion Dates" for completion of all construction, installation, Williams' Fiber Acceptance Testing and hand-over of Williams' test results and the Cogent Fibers to Cogent for the Major Segments are the dates set forth in EXHIBIT A-2. Williams shall use commercially reasonable efforts to meet the applicable Estimated Completion Date for each Major Segment. Williams shall give notice to Cogent as early as reasonably possible of any known events that could reasonably be expected to delay completion of any Major Segment hereunder.

         (b) If for any reason (except for a Force Majeure Event) Williams fails to complete any Major Segment within [*]
[*] after the Estimated Completion Date (the "Grace Period") for such Major Segment, then Williams shall pay Cogent monthly payments equal to [*] of the Contract Price allocable to such Segment as liquidated damages for up to [*] until such Major Segment(s) are completed and Accepted or until Cogent terminates this Agreement with respect to such Major Segment under Section 4.4(c) below, whichever is earlier. In no event shall Williams be obligated to pay the payments described in the preceding sentence beyond the date which is [*] after expiration of the Grace Period.
The payment of the sums set forth above in this Subsection 4.4(b) are agreed upon as liquidated damages and not as a penalty. The parties hereto have computed, estimated and agreed upon the sum as an attempt to make a reasonable forecast of probable actual loss because of the difficulty of estimating the damages which will result.

         (c) If Williams has not completed any Major Segment(s) on or before the date which is [*] after expiration of the Grace Period, Williams will no longer be required to pay the liquidated damages described in 4.4(b) above, and Cogent will have the right to terminate this Agreement with respect to the affected Major Segment(s) only. In the event of such termination by Cogent, Williams shall refund to Cogent the portion of the initial deposit of the Contract Price described in Section 3.1(a) previously paid by Cogent allocable to such Major Segment(s) based on the number of Fiber Miles contained therein. In addition, Williams shall pay Cogent interest on such refund at the prime rate plus three percentage points accruing from the date payment is made by Cogent under Section 3.1(a). The remedies described in this Section 4.4 shall be Cogent's sole and exclusive remedies for Williams' failure to deliver any Major Segment(s) prior to expiration of the Grace Period. For purposes of the preceding sentence, "prime rate" shall mean the rate published in the Money Rates Section of THE WALL STREET JOURNAL as the prime rate on corporate loans at large United States money center commercial banks.

         4.5 ALTERATION OF CONSTRUCTION SPECIFICATIONS. Notwithstanding any other provision of this Agreement, Williams may, in its sole discretion, alter the construction specifications as construction progresses to facilitate actual construction needs. Any such alteration shall be consistent with standard telecommunications practices, shall not alter the location of the endpoints of or intermediate POPs within any Major Segment, shall not cause a substantial deviation from the Transmission Site spacing requirements hereunder, and shall not result in a modification of Cogent's

[*] Indicates confidential treatment requested.

rights under this Agreement that could reasonably be expected to interfere with Cogent's use of the Cogent Fibers hereunder.

         4.6 PROVISION OF AS-BUILT DRAWINGS. Within one hundred eighty (180) days after Cogent's Acceptance of each Major Segment, Williams shall provide Cogent with as-built drawings for the portion of the System in such Major Segment complying with the specifications for as-built drawings set forth in EXHIBIT F (the "As-builts"). If there is a material change in the As-builts as a result of maintenance or relocation, Williams shall deliver updated As-builts to Cogent with respect to the relevant Segment within one-hundred eighty (180) calendar days following the completion of such change.

                                   ARTICLE V
                      CONNECTION AND ACCESS TO THE SYSTEM

         5.1 CONNECTIONS. Cogent shall have the right to access Transmission Sites and POP Collocation Sites in accordance with the terms and conditions specified in the Collocation Provisions. Subject to the provisions herein, Cogent shall pay for and arrange all connections of its facilities with the Cogent Fibers which connections shall be made by Williams only at Connecting Points in accordance with the terms and procedures set forth in EXHIBIT H. Cogent shall reimburse Williams for any and all Costs incurred as a result of making such connections including, but not limited to, the Costs of obtaining any rights to access, connect, install, or maintain such connections or the spur connecting to the System and shall pay all any other applicable charges or fees as specified in EXHIBIT H.

         5.2 NO UNAUTHORIZED ACCESS TO SYSTEM. Cogent shall not access any physical part of the System (other than pursuant to the Collocation Provisions) without the prior written consent of Williams, and then only upon the terms and conditions specified by Williams.

                                  ARTICLE VI
                        COLLOCATION; FUTURE AGREEMENTS

         6.1 TRANSMISSION SITES. Williams agrees to provide to Cogent and Cogent agrees to accept and utilize collocation space in each of Williams' Transmission Sites along the Route as listed and described in EXHIBIT B-2 at the rates and in accordance with the terms and conditions set forth in EXHIBIT B-1. Transmissions Sites have been or shall be constructed by Williams at approximately forty (40) mile intervals along the Route except where geographic or other factors require or allow different spacing in accordance with generally accepted practices in the telecommunications industry.

         6.2 POP COLLOCATION SITES. Williams agrees to provide and Cogent agrees to accept and utilize collocation space in each of POP Collocation Sites as described in EXHIBIT B-2 at the rates and subject to the terms and conditions set forth in EXHIBIT B-3.

         6.3 PREFERRED PROVIDER. During the Term of this Agreement, Cogent will first seek to obtain its interLATA transport requirements (including dark fiber, data, voice and video circuits) from Williams; provided, however, that this Section 6.3 shall not apply to collocation space requirements at points of presence. When Cogent has a need for such transport services, Cogent will request a quote from Williams, which request will identify the desired services and indicate whether quality, availability, provisioning date or price are most important to Cogent for the particular request. Williams will respond to Cogent's request for such products within five (5) business days after Williams' receipt of such request and will provide to Cogent information regarding quality, pricing, availability, whether or not the product is "on-net" (i.e. available on Williams operated fiber optic network between Williams' POPs), and what date Williams expects the product to be provisioned. Cogent may order such products from Williams based on the terms of the quote provided by Williams or Cogent may obtain a competitive, bona fide quote for comparable transport products in the marketplace. In the event Cogent receives a similar, bona fide offering of equivalent or better quality, provisioning date, or price, Cogent will provide Williams with an opportunity to match such third party offer by notifying Williams, in writing, which notice shall include a summary of the material terms of such third party offer, including, without limitation, the term, quality, provisioning date, and price of the services to be provided. In the event Williams notifies Cogent, in writing, that it has the ability and agrees to match such offer within a reasonable time after receiving the notice described in the preceding sentence from Cogent, Cogent will be obligated to order such products from Williams. Notwithstanding the foregoing, Cogent may order such products from a third party if Williams is unable to provide such services or products on a physically diverse route if such diversity was part of Cogent's request described above. In the event Williams does not agree to match such offer, Cogent may order such products from the third party that provided the quote.

         6.4 CARRIER SERVICES AGREEMENT. The Parties agree that within thirty
(30) days after the Effective Date, they will negotiate and enter into a carrier services agreement upon mutually agreeable terms and conditions (the "Carrier Services Agreement"). Such Carrier Services Agreement will govern the Parties respective rights and obligations with respect to any capacity services ordered by Cogent under Section 6.3 or otherwise and/or other services described in the Carrier Services Agreement.

                                  ARTICLE VII
                                     TERM

         7.1 INITIAL TERM. This Agreement shall be in force and effect between the parties on and after the Effective Date. The term of the Cogent Lease/IRU Rights for each Major Segment shall commence on each such Major Segment's Acceptance Date and shall end on the twentieth (20th) anniversary of such date unless earlier terminated pursuant to the terms hereof (the "Initial Term").

         7.2 RENEWAL TERMS. This Agreement and the Cogent IRU may be renewed by Cogent for two (2) additional terms of five (5) years each (the "Renewal Term(s)") (the Initial Term and Renewal Term(s) collectively, the "Term"); provided, however, that such rights to renew shall be subject to Section 7.3 below and to the right of Williams to require Cogent to pay its Pro Rata Share of Williams' Costs of extending or replacing Required Rights for such Renewal Term as a condition to Cogent's rights to renew. If Cogent elects to renew the Cogent IRU pursuant to this Section 7.2, such payments shall be payable by Cogent both before and during the Renewal Term(s) as Williams incurs such Costs and within thirty (30) days after receipt of Williams' invoice therefor. Except as provided in the preceding sentences and except for maintenance, collocation or other recurring and non-recurring charges specified in this Agreement, Cogent shall not be charged additional consideration for the renewal of this Agreement under this Section 7.2. Cogent may renew this Agreement by giving written notice to Williams at least one (1) year prior to the expiration of the Initial Term or then effective Renewal Term. All terms and conditions of this Agreement shall be applicable during any Renewal Terms.

         7.3 CONDITIONS ON RENEWAL. Notwithstanding any other provision herein to the contrary, Cogent may not exercise its right to renew this Agreement with respect to any Major Segment(s) if Williams (a) determines, in its sole and absolute discretion, not to continue operation of such Major Segment(s) and/or to abandon the same and (b) gives notice of such determination to Cogent at least six (6) months prior to expiration of the Initial Term or then current Renewal Term.

         7.4 EFFECT OF TERMINATION. No termination of this Agreement shall affect the rights or obligations of any party hereto:

         (a) with respect to any payment hereunder for services rendered prior to the date of termination;

         (b) pursuant to Articles X (Audit Rights), XIII (Indemnification), XIV (Limitation of Liability), XV (Insurance), XVI (Taxes and Governmental Fees), XVIII (Confidentiality), XIX (Prohibition on Improper Payments), XXI (Arbitration and Dispute Resolution), or XXII (Rules of Construction) or Sections 11.2 (Exclusion of Warranties) or 11.3 (No Third-Party Warranties); or

         (c) pursuant to other provisions of this Agreement that, by their sense and context, are intended to survive termination of this Agreement.

                                 ARTICLE VIII
                          MAINTENANCE AND RELOCATION

         8.1 MAINTENANCE. During the Term, Williams shall perform all required Routine Maintenance and Non-Routine Maintenance. "Non-Routine Maintenance" means maintenance and repair work that Williams is obligated to provide under this Agreement and described in EXHIBIT G other than:

               (a) the work specifically identified as Routine Maintenance in EXHIBIT G;

               (b) work in which the aggregate amount of Costs incurred as a result of any single event or multiple, closely related events is less than or equal to [*]; or

               (c) work for which Cogent is obligated to reimburse Williams for all or a portion of the Costs incurred pursuant to other Articles of this Agreement.

[*] Indicates confidential treatment requested.

"Routine Maintenance" means maintenance and repair work that is described in Subsections 8.1(a) or 8.1(b).

         8.2 RELOCATION PROCEDURES.

         (a) Williams may relocate all or any portion of the System or any of the facilities used or required in providing Cogent with the Cogent Lease/IRU
Rights:

               (i) if a third party with legal authority to do so orders or threatens to order such relocation (e.g., through filing or threatening to file a condemnation suit),

               (ii)  in order to comply with applicable laws,

               (iii) for bona fide operational reasons,

               (iv) to reduce governmental fees or taxes assessed against it or Cogent, or

               (v) if it determines to do so in its reasonable business judgment.

         (b) For purposes of Section 8.2(a)(iii), a Williams relocation shall be for bona fide operational reasons only if undertaken in good faith (i) to settle or avoid a bona fide threatened or filed condemnation action or order by a governmental authority to relocate, (ii) to reduce the likelihood of physical damage to the System, (iii) as the result of a Force Majeure Event, or (iv) for other operational reasons to which Cogent has consented, provided that Cogent shall not unreasonably withhold such consent.

         (c) A relocation made solely pursuant to Section 8.2(a)(v) shall be considered a voluntary relocation for purposes of Section 3.5. Williams shall provide Cogent sixty (60) calendar days' prior notice of any such relocation, if reasonably feasible. Williams shall have the right to direct such relocation, including the right to determine the extent of, the timing of, and methods to be used for such relocation, provided that any such relocation:

               (i) shall be constructed and tested in accordance with the specifications and requirements set forth in this Agreement and applicable Exhibits;

               (ii) shall not result in a materially adverse change to the operations, performance, Connecting Points with the network of Cogent, spacing of Transmission Sites or end points of the Major Segment; and

               (iii) shall not unreasonably interrupt service on the System.

         8.3 MAINTENANCE OF COGENT EQUIPMENT EXCLUDED. Williams shall have no obligation under this Agreement to maintain, repair, or replace Cogent Equipment. The parties may, but shall not be obligated to, enter into a separate agreement under which Williams will agree to maintain the

Cogent Equipment and perform other managed services for Cogent for the consideration and upon terms and conditions mutually agreed upon between the parties.

                                  ARTICLE IX
                               USE OF THE SYSTEM

         9.1 COMPLIANCE WITH LAW. Cogent warrants that its use of the Cogent Fibers and the System shall comply in all material respects with applicable government codes, ordinances, laws, rules, regulations and restrictions and shall not have an adverse effect on the System or its use by Williams or third parties.

         9.2 COGENT'S RIGHTS EXCLUSIVE. Cogent may use the Cogent Fibers for any lawful purpose. Williams shall have no right to use the Cogent Fibers during the Term of any Major Segment except in the event of a Cogent default pursuant to the terms hereof.

         9.3 NOTICE OF DAMAGE. Cogent shall promptly notify Williams of any matters pertaining to any damage or impending damage to or loss of the use of the System that are known to it and that could reasonably be expected to adversely affect the System. Williams shall promptly notify Cogent of any matters pertaining to any damage or impending damage to or loss of the Cogent Fibers that are known to it and that could reasonably be expected to adversely affect the Cogent Fibers.

         9.4 PREVENTING INTERFERENCE WITH OTHER FIBERS. Neither Cogent nor Williams shall use equipment, technologies, or methods of operation that interfere in any way with or adversely affect the System or the use of the System by the other party or third parties or their respective Fibers, equipment, or facilities associated therewith. Each party shall take all reasonable precautions to prevent damage to the System or to fibers used or owned by the other party or third parties. Notwithstanding the above, the provisions of this Section shall not prevent a party from using commercially reasonable equipment, technologies, or methods of operation if the interference or adverse effect on the other party or a third party results primarily from such other party or third party's use of equipment, technologies, or methods of operation that are not commercially reasonable or that are not standard in the telecommunications industry.

         9.5 LIENS. Cogent shall not cause or permit any part of the System to become subject to any mechanic's, materialmen's, or vendor's lien, or any similar lien. Williams shall not cause or permit any of Cogent's rights under this Agreement or any Cogent Equipment to become subject to any mechanic's, materialmen's, or vendor's lien, or any similar lien. If a party breaches its obligations under this Section, it shall immediately notify the other party in writing, shall promptly cause such lien to be discharged and released of record without cost to the other party, and shall indemnify the other party against all costs and expenses (including reasonable attorneys' fees and court costs at trial and on appeal) incurred in discharging and releasing such lien.

         9.6 PRECAUTIONARY FINANCING STATEMENT. Prior to payment in full of all Contract Price payments under Section 3.2 and Section 3.3, if applicable, Williams shall have the right, at its own expense, to file precautionary financing statements (including renewals or extensions thereof) to secure Williams' rights set forth in Section 12.2, including the right thereunder to terminate Cogent's rights in any Cogent Fibers in which Cogent does not have an IRU. Such financing statements shall be in a form reasonably limited to such purpose and shall not apply to any assets other than Cogent's rights under this Agreement. Cogent shall promptly execute such documents and take such additional actions as are necessary to allow Williams to perfect and maintain perfection of the precautionary security interest to be created by such financing statements. It is the parties' intent that the Cogent Lease/IRU Rights with respect to the Cogent Fibers shall not be considered to be fixtures and the parties further agree that no fixture filings are necessary to perfect Williams' security interest therein. Upon payment in full of the Contract Price by Cogent in accordance with the terms of Section 3.2 and 3.3, if applicable, Williams shall file termination statements with respect to any and all filed financing statements under this Section.

                                   ARTICLE X
                                 AUDIT RIGHTS

         10.1 RIGHT TO AUDIT. Each party shall keep such books and records (which shall be maintained on a consistent basis and substantially in accordance with U.S. generally accepted accounting principles) as shall readily disclose the basis for any charges (except charges fixed in advance by this Agreement or by separate agreement of the parties) or credits, ordinary or extraordinary, billed or due to the other party under this Agreement and shall make them available for examination, audit, and reproduction by the other party and its agents for a period of one (1) year after such charge or credit is billed or due.

                                  ARTICLE XI
                                  WARRANTIES

         11.1 WARRANTIES RELATING TO AGREEMENT VALIDITY. In addition to any other representations and warranties contained in this Agreement, each party hereto represents and warrants to the other that:

         (a) it has the full right and authority to enter into, execute, deliver, and perform its obligations under this Agreement;

         (b) it has taken all requisite corporate action to approve the execution, delivery, and performance of this Agreement;

         (c) this Agreement constitutes a legal, valid and binding obligation enforceable against such party in accordance with its terms; and

         (d) its execution of and performance under this Agreement shall not violate any applicable existing regulations, rules, statutes, or court orders of any local, state, or federal government agency, court, or body.

         11.2 EXCLUSION OF WARRANTIES. EXCEPT AS SPECIFICALLY SET FORTH IN THIS AGREEMENT, WILLIAMS MAKES NO WARRANTY TO COGENT OR ANY OTHER ENTITY, WHETHER EXPRESS, IMPLIED OR STATUTORY, AS TO THE INSTALLATION,

DESCRIPTION, QUALITY, MERCHANTABILITY, COMPLETENESS, USEFUL LIFE, FUTURE ECONOMIC VIABILITY, OR FITNESS FOR ANY PARTICULAR PURPOSE OF ANY FIBERS, THE SYSTEM, OR ANY SERVICE PROVIDED HEREUNDER OR DESCRIBED HEREIN, OR AS TO ANY OTHER MATTER, ALL OF WHICH WARRANTIES ARE HEREBY EXPRESSLY EXCLUDED AND DISCLAIMED.

         11.3 NO THIRD-PARTY WARRANTIES. NO FACILITY OWNERS/LENDERS HAVE MADE ANY REPRESENTATION OR WARRANTY OF ANY KIND, EXPRESS OR IMPLIED, TO COGENT CONCERNING WILLIAMS, THE COGENT FIBERS, THE CABLE, OR THE SYSTEM OR AS TO ANY OF THE MATTERS SET FORTH IN SECTIONS 11.1 OR 11.2. NO COGENT LENDERS HAVE MADE ANY REPRESENTATION OR WARRANTY OF ANY KIND, EXPRESS OR IMPLIED, TO WILLIAMS CONCERNING COGENT, THE COGENT FIBERS, THE CABLE, OR THE SYSTEM OR AS TO ANY OF THE MATTERS SET FORTH IN SECTIONS 11.1 OR 11.2 OR AS TO ANY OTHER MATTER.

                                  ARTICLE XII
                                    DEFAULT

         12.1 DEFAULT AND CURE. Cogent's sole remedies for any failure of Williams to complete all Major Segments by the applicable Estimated Completion Dates shall be as specified in Section 4.4 above. Otherwise, except as set forth in Section 12.2, a party shall not be in default under this Agreement unless and until the other party provides it written notice of such default and the first party shall have failed to cure the same within thirty (30) calendar days after receipt of such notice; provided, however, that where such default cannot reasonably be cured within such thirty (30) day period, if the first party shall proceed promptly to cure the same and prosecute such curing with due diligence, the time for curing such default shall be extended for such period of time as may be necessary to complete such curing, but in any event such period of time shall not exceed ninety (90) days. Any event of default may be waived at the non-defaulting party's option. Upon the failure of a party to timely cure any such default after notice thereof from the other party and expiration of the above cure periods or upon a payment default in the amount of [*] or more under the terms of the Carrier Services
Agreement which shall be considered a default under this Agreement, then the non-defaulting party may, subject to the terms of Articles XIV (Limitation of Liability) and XXI (Arbitration), pursue any legal remedies it may have under applicable law or principles of equity relating to such breach.

         12.2 FAILURE TO PAY CONTRACT PRICE. If Cogent fails to fully pay any of the Contract Price payments described in Section 3.2(a) through (d) within ten (10) days after the due date or fails to pay any other amount(s) payable hereunder totaling more than [*] for a period in excess of thirty (30) days beyond the applicable due date(s) specified herein (excluding in either case amounts paid into escrow pursuant to Section 21.4), or if a court of competent jurisdiction in bankruptcy or receivership proceedings brought by or against Cogent determines that Cogent's lease rights under this Agreement are in the nature of a disguised sale rather than a true lease, Williams may, in addition to any other remedies that it may have under this Agreement or by law, in its sole discretion, take some or all of the following actions upon ten (10)

[*] Indicates confidential treatment requested.

business days' notice to Cogent if such payment (together with applicable interest) is not made within such ten-day period:

         (a) disconnect the Cogent Fibers from any POP, Cogent Equipment, or Connecting Point;

         (b) terminate Cogent's collocation rights in Transmission Sites and/or POPs provided under this Agreement and/or require Cogent to remove any Cogent Equipment from Williams' premises upon commercially reasonable notice;

         (c) if such failure occurs prior to payment in full by Cogent of all Contract Price Payments under Subsections 3.2(a) through 3.2(d) above, terminate the Cogent Lease/IRU Rights with respect to the Cogent Fibers, if Cogent fails to pay all amounts in arrears, together with applicable interest, within thirty (30) days of receipt of further notice from Williams; and

         (d) if such failure occurs prior to payment in full by Cogent of all Contract Price Payments under Subsections 3.2(a) through 3.2(d) above, exercise an option to purchase all of the Cogent Lease/IRU Rights in exchange for Williams' forgiveness of the Cogent arrears and applicable interest. In the event that Williams exercises its option to acquire the Cogent Lease/IRU Rights hereunder, then to the extent Cogent remains obligated to Williams for any additional amounts under this Agreement which have not yet accrued, Williams shall retain a claim for such amounts without regard to the debt forgiven in the exercise of the option.

         12.3 INTEREST. If either Williams or Cogent fails to make any payment under this Agreement when due, such amounts shall accrue interest, from the date such payment is due until paid, including accrued interest, at the rate specified in Section 3.6 or, if lower, the highest percentage allowed by law.

                                 ARTICLE XIII
                                INDEMNIFICATION

         13.1 INDEMNIFICATION. Each party ("Indemnitor") hereby releases and shall indemnify, defend, protect, and hold harmless the other party, its employees, members, managers, officers, directors, shareholders, agents, contractors, Facility Owners/Lenders, and Affiliates and the employees, members, managers, officers, directors, shareholders, agents and contractors of such Affiliates (collectively and individually, "Indemnified Parties"), from and against, and assumes liability for:

         (a) any injury, death, loss, or damage to any person, tangible property, or facilities of any entity (including reasonable attorneys' fees and costs at trial and appeal), to the extent arising out of or resulting from the acts or omissions, negligent or otherwise, of Indemnitor, its officers, employees, servants, Affiliates, agents, contractors, or underlying facility owners or from any entity for whom it is in law responsible, or otherwise resulting from, arising in connection with or relating to its performance (including breach or failure thereto) under this Agreement;

         (b) any claims, liabilities or damages arising out of any violation by Indemnitor of regulations, rules, statutes, or court orders of any local, state, or federal governmental agency, court, or body in connection with its performance under this Agreement or otherwise; or

         (c) any liability to a third party arising directly or through one or more intermediate parties, from an action or claim brought by the Indemnitor, to the extent such third party has a right of indemnification, impleader, cross-claim, contribution, or other right of recovery against any Indemnified Party for any indirect, special, or consequential damages of the Indemnitor.

         13.2 CLAIMS OF CUSTOMERS. In addition to the foregoing indemnities, with respect to third parties that use services provided over the Cogent Fibers, Cogent shall defend, indemnify and hold harmless Williams and its Indemnified Parties against any claims by such third parties for damages arising or resulting from any defect in or failure of the Cogent Fibers or the System.

         13.3 MATERIAL AND CONTINUING OBLIGATION. Each party's obligation to indemnify, defend, protect, and save the Indemnified Parties harmless is a material obligation to the continuing performance of the other party's obligations hereunder.

                                  ARTICLE XIV
                            LIMITATION OF LIABILITY

         14.1 EXCLUSION OF CONSEQUENTIAL DAMAGES. EXCEPT AS PROVIDED IN
SECTION 4.4(b) ABOVE, NEITHER PARTY NOR ANY INDEMNIFIED PARTIES (AS DEFINED ABOVE) OF A PARTY SHALL BE LIABLE TO THE OTHER PARTY FOR SPECIAL, PUNITIVE, EXEMPLARY, CONSEQUENTIAL, INCIDENTAL OR INDIRECT LOSSES OR DAMAGES AS A RESULT OF THE PERFORMANCE OR NONPERFORMANCE OF ITS OBLIGATIONS UNDER THIS AGREEMENT, OR ITS ACTS OR OMISSIONS RELATED TO THIS AGREEMENT OR ITS USE OF THE SYSTEM, WHETHER OR NOT ARISING FROM SOLE, JOINT OR CONCURRENT NEGLIGENCE, STRICT LIABILITY, OR VIOLATION OF LAW.

         14.2 INDEMNITY PROVISOS. Notwithstanding the provisions of Section 14.1 or any other provision of this Agreement:

         (a) except as set forth in Subsection 14.2(b), the limitations on liability set forth in Section 14.1 shall apply to claims of a party or third party arising from any defect, error, interruption, delay, or attenuation of any telecommunications service, capacity, data, or transmission; and

         (b) liability arising from Cogent's failure to comply with the provisions of Section 14.5 shall not be subject to the limits on liability set forth in Section 14.1.

         14.3 NO RECOURSE AGAINST RELEASED PARTIES. Neither party shall have any recourse of any kind against any Released Party or any assets of a Released Party in respect of any Claim, it being expressly agreed and understood that no liability whatsoever shall attach to or be incurred by any Released Party in respect of any Claim under or by reason of this Agreement or any other instrument, arrangement or understanding related to the Cogent Lease/IRU Rights. Each party waives all such recourse to the extent set forth in this Section on behalf of its successors, assigns, and any entity claiming by, through, or under such party.

         14.4 PURSUIT OF ACTIONS AGAINST THIRD PARTIES. Except as provided in Subsection 13.1(c) and Section 13.2 nothing contained in this Agreement shall operate as a limitation on the right of either Williams or Cogent to bring an action or claim for damages against any third party (other than Indemnified Parties of the other party or any third party who has a right of indemnification or contribution resulting from such action or claim by Williams or Cogent, as applicable, against such other party hereto to the extent of such indemnification or right of contribution). Each of Williams and Cogent shall assign such rights of claims, execute such documents, and do whatever else may be reasonably necessary to enable the other (at such other party's sole expense) to pursue any such action or claim against such third party.

         14.5 CUSTOMER CONTRACTS. Cogent, in any contract or tariff offering of service, capacity, or rights of use that in any of the preceding instances involves use of the System, shall include in such contract or tariff a written limitation of liability that is binding on Cogent's customers and in all material respects at least as restrictive as the limitations set forth in Sections 14.1 and 14.3.

                                  ARTICLE XV
                                   INSURANCE

         15.1 OBLIGATION TO OBTAIN. During the Term, the parties shall each obtain and maintain not less than the following insurance:

         (a) Commercial General Liability Insurance, including coverage for sudden and accidental pollution legal liability, with a combined single limit of $5,000,000 for bodily injury and property damage per occurrence and in the aggregate.

         (b) Worker's Compensation Insurance in amounts required by applicable law and Employers Liability Insurance with limits not less than $1,000,000 each accident. If work is to be performed in Nevada, North Dakota, Ohio, Washington, Wyoming or West Virginia, the party shall participate in the appropriate state fund(s) to cover all eligible employees and provide a stop gap endorsement.

         (c) Automobile Liability Insurance with a combined single limit of $1,000,000 for bodily injury and property damage per occurrence, to include coverage for all owned, non-owned, and hired vehicles.

The limits set forth above are minimum limits and shall not be construed to limit the liability of either party.

         15.2 POLICY REQUIREMENTS. Each party shall obtain and maintain the insurance policies required above with companies rated A- or better by Best's Key Rating Guide or with a similar rating by another generally recognized rating agency. The other party, its Affiliates, officers, directors, and employees, and any other party entitled to indemnification hereunder shall be named as additional insureds to the extent of such indemnification. Each party shall provide the other party with an insurance certificate confirming compliance with the insurance requirements of this Article. The insurance certificate shall indicate that the other party shall be notified not less than thirty (30) calendar days prior to any cancellation or material change in coverage. If either party provides any of the foregoing coverages through a claims-made policy basis, that party shall cause such policy or policies to be maintained for at least three (3) years beyond the expiration of this Agreement.

         15.3 WAIVER OF SUBROGATION. The parties shall each obtain from the insurance companies providing the coverages required by this Agreement a waiver of all rights of subrogation or recovery in favor of the other party and, as applicable, its members, managers, shareholders, Affiliates, assignees, officers, directors, and employees or any other party entitled to indemnity under this Agreement to the extent of such indemnity.

         15.4 BLANKET POLICIES. Nothing in this Agreement shall be construed to prevent either party from satisfying its insurance obligations pursuant to this Agreement under a blanket policy or policies of insurance that meet or exceed the requirements of this Article. Williams retains the right to self-insure the above requirements.

                                  ARTICLE XVI
                          TAXES AND GOVERNMENTAL FEES

         16.1 COGENT OBLIGATIONS. Cogent shall timely report, make filings for, and pay any and all sales, use, income, gross receipts, excise, transfer, ad valorem, or other taxes, and any and all franchise fees or similar fees assessed against it due to its ownership of the Cogent Lease/IRU Rights, its use of the Cogent Fibers, including the provision of services over the Cogent Fibers, its use of any other part of the System, or its ownership or use of facilities connected to the Cogent Fibers. The above obligation applies to sales and excise taxes applicable to the grant of the Cogent Lease/IRU Rights or to charges for maintenance, collocation, or other Williams services provided pursuant to this Agreement.

         16.2 WILLIAMS OBLIGATIONS. The parties acknowledge that a material premise of this Agreement is that during the Initial Term, Williams shall obtain and maintain all Required Rights at its own cost. Williams shall timely pay all (i) taxes, franchise, license and permit fees based on the physical location of the System and/or the construction thereof in or on public roads, highways or other public right-of-way and (ii) all payments with respect to Required Rights. Williams shall timely report, make filings for and pay any and all sales, use, income, gross receipts, excise, transfer, ad valorem or other taxes, and any and all franchise fees or similar fees assessed against it due to its construction, ownership, physical location or use of the System, provided that Cogent shall reimburse Williams for its Pro Rata Share of property taxes (including ad valorem, use, property, or similar taxes, franchise fees, or assessments that are based on the value of property or of a property right) attributable to the System, including taxes based on the value, operation, or existence of the System.

         16.3 REIMBURSEMENT OF TAXES PAID ON COGENT'S BEHALF. If Williams is assessed for any taxes or fees related to Cogent's ownership of the Cogent Lease/IRU Rights or Cogent's use of the Cogent Fibers or that Cogent is obligated to pay pursuant to Sections 16.1 or 16.2, Cogent shall reimburse Williams for any payment of such taxes or fees.

         16.4 COOPERATION. The parties shall cooperate in any contest of any taxes or fees and in making tax-related reports and filings, so as to avoid, to the extent reasonably possible, prejudicing the interests of the other party.

         16.5 UNEXPECTED FEE INCREASES. If the charges for Required Rights payable to governmental or quasi-governmental agencies or for use of governmental or quasi-governmental rights of way during a calendar year for any Major Segment exceed twice the amount payable during the first full calendar year after the Acceptance Date, then Cogent shall pay its Pro Rata Share of such excess.

         16.6 RESELLER CERTIFICATE. Within sixty (60) days of the Acceptance Date for any Major Segment, Cogent shall provide Williams a reseller certificate for any United States jurisdiction where the Cogent Fibers on the Major Segment are located. Cogent shall, upon Williams' written request, provide Williams additional reseller certificates or similar documentation for any U.S. jurisdiction to assist Williams in avoiding charging Cogent sales, use, excise, or other taxes on any Cogent Fibers or any other product or service Williams provides under this Agreement.

                                 ARTICLE XVII
                                    NOTICE

         17.1 NOTICE ADDRESSES. Unless otherwise provided in this Agreement, all notices and communications concerning this Agreement shall be in writing and addressed to the other party as follows:

            If to Cogent:      Cogent Communications, Inc.
                               Attn: Chief Executive Officer
                               1015 31st Street, N.W.
                               Washington, D.C. 20007
                               Facsimile: (202) 338-8798

            With a copy to:    Cogent Communications, Inc.
                               Attn: Corporate Counsel
                               1015 31st Street, N.W.
                               Washington, D.C. 20007

                               Facsimile: (202) 338-8798

            If to Williams:    Williams Communications, Inc.
                               Attn: Contract Administration
                               One Williams Center, Suite 26-5
                               Tulsa, Oklahoma 74172
                               Facsimile No.: (918) 573-6578

            With a copy to:    Williams Communications, Inc.
                               Attn: General Counsel
                               One Williams Center, Suite 4100
                               Tulsa, Oklahoma 74172
                               Facsimile No.: (918) 573-3005

            With copies of all notices pertaining to fiber testing to:

                               Williams Communications, Inc.
                               Attn:   IRU Administration
                               One West Third Street, Suite 200, MDTI-2
                               Tulsa, OK 74103
                                or
                               P.O. Box 22067, MDTI-2
                               Tulsa, OK 74121
                               Soft copies to:  iru.administration@wilcom.com

or at such other address as may be designated in writing to the other party.

         17.2 NOTICE AND INVOICE DELIVERY. Unless otherwise provided herein, notices and invoices shall be hand delivered, sent by registered or certified U.S. Mail, postage prepaid, or by commercial overnight delivery service, or transmitted by facsimile, and shall be deemed served or delivered to the addressee or its office when received at the address for notice specified above when hand delivered, upon confirmation of sending when sent by facsimile, on the day after being sent when sent by overnight delivery service, or three (3) United States Postal Service business days after deposit in the mail when sent by U.S. mail.

                                 ARTICLE XVIII
                                CONFIDENTIALITY

         18.1 CONFIDENTIALITY OBLIGATION. If either party provides confidential information to the other or, if in the course of performing under this Agreement or negotiating this Agreement a party learns confidential information regarding the facilities or plans of the other, the receiving party shall (a) protect the confidential information from disclosure to third parties with the same degree of care accorded its own confidential and proprietary information, but in any case with at least reasonable care and (b) refrain from using such confidential information except in negotiating or performing under this Agreement. Notwithstanding the above, a party may provide such confidential information to its directors, officers, directors, members, managers, employees, agents, contractors, consultants, advisors, attorneys and accountants ("Representatives"), and Affiliates, financial institutions, underlying facility owners, potential assignees of this Agreement (provided and on condition that such potential assignees are bound by a written agreement restricting use and disclosure of confidential information), and Representatives of Affiliates, in each case whose access is reasonably necessary. Each such recipient of confidential information shall be informed by the party disclosing confidential information of its confidential nature, and shall be directed to treat such information confidentially and shall agree to abide by these provisions. In any event, each party shall be liable (with respect to the other party) for any breach of this provision by any entity to whom that party discloses confidential information. The terms of this Agreement (but not its execution or existence) shall be considered confidential information for purposes of this Article, except as set forth in Section 18.3. The obligations set forth in this Section shall survive expiration or termination of this Agreement for a period of two
(2) years, except that, with respect to any confidential information designated by the disclosing party as a trade secret, and entitled to protection as such, the obligations set forth in this Section shall survive such expiration or termination indefinitely.

         18.2 PERMITTED DISCLOSURES. Notwithstanding any other provision herein, neither Williams nor Cogent shall be required to hold confidential any information that:

         (a)  becomes publicly available other than through the recipient;

         (b) is required to be disclosed by a governmental, regulatory authority, or judicial order, rule, or regulation or proceedings with respect to this Agreement or a party's obligations as a publicly held company, provided that a party subject to such requirement shall promptly notify the other party of such requirement;

         (c)  is independently developed by the receiving party;

         (d) becomes available to the receiving party without restriction from a third party;

         (e) is required by its lenders or investors and is given to such lenders or investors on a confidential basis; or

         (f) to the extent disclosure by the receiving party as required by applicable law or regulation.

         18.3 GOODWILL AND PUBLICITY. Neither party shall use the name, trade name, service mark, or trademark of the other in any promotional or advertising material without the prior written consent of the other. The parties shall coordinate and cooperate with each other when making public announcements related to the terms of this Agreement and each party shall have the right to promptly review, comment upon, and approve any publicity materials, press releases, or other public statements by the other party that refer to, or that describe any aspect of, this Agreement. Notwithstanding the above, either party may, without the other party's approval but after allowing the other party a reasonable opportunity to comment on a proposed press release, issue a press release announcing execution of this Agreement. Such release may disclose the route of the Cogent

Fibers, the estimated revenues/payments under this Agreement, and the identity of the other party as long as such release does not disclose any per-Fiber Mile or other per-unit price under this Agreement.

         18.4 ENFORCEMENT OF CONFIDENTIALITY OBLIGATION. Each party agrees that the disclosing party would be irreparably injured by a breach of this
Article XVIII by the receiving party or its Representatives or other parties to whom the receiving party discloses confidential information of the disclosing party and that the disclosing party may be entitled to equitable relief, including injunctive relief and specific performance, in the event of any breach of the provisions of this Article XVIII. Such remedies shall not be deemed to be the exclusive remedies for a breach of this Article XVIII, but shall be in addition to all other remedies available at law or in equity.

                                  ARTICLE XIX
                       PROHIBITION ON IMPROPER PAYMENTS

         Neither party shall use any funds received under this Agreement for illegal or otherwise "improper" purposes. Neither party shall pay any commission, fees or rebates to any employee of the other party. If either party has reasonable cause to believe that one of the provisions in this Article has been violated, it, or its representative, may audit the books and records of the other party for the sole purpose of establishing compliance with such provisions.

                                  ARTICLE XX
                         FORCE MAJEURE; EMINENT DOMAIN

         20.1 EXCUSED PERFORMANCE. Neither Williams nor Cogent shall be in default under this Agreement with respect to any delay in its performance (other than a failure to make payments when due) caused by any of the following conditions (each a "Force Majeure Event"): (a) act of God; (b) fire;
(c) flood; (d) material shortage or unavailability not resulting from the responsible party's failure to timely place orders or take other necessary actions therefor; (e) government codes, ordinances, laws, rules, regulations, or restrictions; (f) war or civil disorder; or (g) any other cause beyond the reasonable control of such party. The party claiming relief under this Article shall promptly notify the other in writing of the existence of the Force Majeure Event relied on, the expected duration of the Force Majeure Event, and the cessation or termination of the Force Majeure Event. The party claiming relief under this Article shall exercise commercially reasonable efforts to minimize the time for any such delay.

         20.2 EMINENT DOMAIN. Should any portion of the System or any other interest belonging to Williams be acquired by eminent domain, nationalization, or expropriation (each of which, a "Taking") by any authority or entity possessing such power, then each party shall be excused from performance of its obligations to the extent provided in Section 20.1. In the proceeding for any such Taking or an involuntary discontinuance of the use of a portion of the System in anticipation of a Taking, the interests of Cogent and Williams in the affected portion shall be severed. Any awards resulting from the proceeding or otherwise provided shall be allocated between Cogent and Williams in accordance with such interests. In addition, Cogent and Williams shall each be entitled to claim and receive the portion of the total award attributable to its interest in the System and may claim damages payable on account of relocation or re-routing expenses relating to the System. Except to the extent set forth in this Section, the provisions of Sections 3.4 and 8.2 shall apply to any relocation resulting from a Taking.

                                  ARTICLE XXI
                      ARBITRATION AND DISPUTE RESOLUTION

         21.1 BINDING ARBITRATION. Any dispute arising between Williams and Cogent in connection with this Agreement that is not settled to their mutual satisfaction within the applicable notice or cure periods provided in this Agreement, shall be settled by arbitration in Houston, Texas in accordance with the Commercial Arbitration Rules of the American Arbitration Association in effect on the date that a party gives notice of its demand for arbitration under this Article. The submitting party shall submit such dispute to arbitration by providing a written demand for arbitration to the other party. If the parties cannot agree on a single arbitrator within fifteen (15) calendar days after the applicable notice or cure period has expired, Williams and Cogent shall each select an arbitrator within such fifteen (15) day period and the two (2) arbitrators shall select a third arbitrator within ten (10) calendar days. If the parties fail to appoint arbitrators or the arbitrators cannot agree on a third arbitrator, then either party may request that the American Arbitration Association select and appoint a neutral arbitrator who shall act as the sole arbitrator. The parties shall be entitled to submit expert testimony and/or written documentation in such arbitration proceeding. The decision of the arbitrator or arbitrators shall be final and binding upon Williams and Cogent and shall include written findings of law and fact, and judgment may be obtained thereon by either Williams or Cogent in a court of competent jurisdiction. Williams and Cogent shall each bear the cost of preparing and presenting its own case. The cost of the arbitration, including the fees and expenses of the arbitrator or arbitrators, shall be shared equally by Williams and Cogent unless the award otherwise provides. The arbitrator or arbitrators shall be instructed to establish procedures such that a decision can be rendered within sixty (60) calendar days of the appointment of the arbitrator or arbitrators. In no event shall the arbitrator or arbitrators have the power to award any damages described in and limited by
Article XIV (Limitation of Liability) which Article shall be binding on the arbitrator(s).

         21.2 EXCEPTIONS TO ARBITRATION OBLIGATION. The obligation to arbitrate shall not be binding upon any party with respect to (a) requests for preliminary injunctions, temporary restraining orders, specific performance, or other procedures in a court of competent jurisdiction to obtain interim relief when deemed necessary by such court to preserve the status quo or prevent irreparable injury pending resolution by arbitration of the actual dispute or (b) actions to collect payments not subject to a bona fide dispute.

         21.3 ARBITRATOR CONFIDENTIALITY OBLIGATION. Any arbitrator appointed to act under this Article must agree to be bound to the provisions of Article XVIII (Confidentiality) with respect to the terms of this Agreement and any information obtained during the course of the arbitration proceedings.

         21.4 PAYMENT DISPUTES. Cogent and Williams shall attempt in good faith to resolve any bona fide dispute arising out of or relating to any monetary obligation under this Agreement as expeditiously as possible by negotiations between a Vice President of Cogent or his or her designated representative with sufficient authority to negotiate a resolution of the dispute and an executive of Williams with similar authority. Either Cogent or Williams may give the other party written notice of any such payment dispute which notice shall include documentation substantiating the dispute. In the event the amount in dispute is in excess of [*] and is not resolved on or before its actual or purported due date hereunder, then the amount in dispute shall be deposited with an escrow agent mutually acceptable to the parties who shall hold said sum along with all interest earned thereon, in escrow, pending resolution of the dispute hereunder and shall distribute said sums in accordance with the resolution of the parties under this Section or the decision of the arbitrator under Section 21.1. All other payments shall be paid in accordance with the due date set forth herein regardless of any dispute hereunder. Within twenty (20) days after delivery of notice of a payment dispute as described above, the designated executives shall meet at a mutually acceptable time and place, and thereafter as often as they reasonably deem necessary to exchange information and to attempt to resolve the dispute. If the matter has not been resolved within thirty (30) days after the first meeting, either Cogent or Williams may demand arbitration in accordance with the provisions of Section 21.1. To the extent any payment dispute described hereunder is resolved in favor of a party, whether pursuant to the provisions of this Section or pursuant to arbitration, the escrow agent shall pay all or a portion, if appropriate, of the sums previously placed in escrow under this Section plus a proportionate amount of the interest earned (net of any account charges) thereon while in escrow (with any amount remaining in escrow, if any, returned to the party who deposited same). All negotiations conducted pursuant to this Section shall be confidential.

                                 ARTICLE XXII
                             RULES OF CONSTRUCTION

         22.1 INTERPRETATION. The captions or headings in this Agreement are strictly for convenience and shall not be considered in interpreting this Agreement or as amplifying or limiting any of its content. Words in this Agreement that import the singular connotation shall be interpreted as plural, and words that import the plural connotation shall be interpreted as singular, as the identity of the parties or objects referred to may require. References to "person" or "entity" each include natural persons and legal entities, including corporations, limited liability companies, partnerships, sole proprietorships, business divisions, unincorporated associations, governmental entities, and any entities entitled to bring an action in, or that are subject to suit in an action before, any state or federal court of the United States. The word "including" means "including, but not limited to." "Days" refers to calendar days, except that references to "banking days" exclude Saturdays, Sundays and holidays during which nationally chartered banks in Tulsa, Oklahoma are authorized or required to close. Unless expressly defined herein, words having well-known technical or trade meanings shall be so construed.

         22.2 CUMULATIVE REMEDIES; INSURANCE. Except as set forth to the contrary herein, any right or remedy of Williams or Cogent shall be cumulative and without prejudice to any other right or remedy, whether contained herein or not. The provisions of Article XV (Insurance) shall not be construed as limiting the Indemnitor's obligations pursuant to Article XIII (Indemnification) or other provisions of this Agreement.

[*] Indicates confidential treatment requested.

         22.3 NO THIRD-PARTY RIGHTS. Nothing in this Agreement is intended to provide any legal rights to anyone not an executing party of this Agreement except under the indemnification and insurance provisions and except that (a) the Released Parties shall have the benefit of Sections 14.3, 23.1, and 24.2 and (b) the Facility Owners/Lenders shall be entitled to rely on and have the benefit of Sections 11.2 and 24.2.

         22.4 AGREEMENT FULLY NEGOTIATED. This Agreement has been fully negotiated between and jointly drafted by Williams and Cogent.

         22.5 DOCUMENT PRECEDENCE. In the event of a conflict between the provisions of this Agreement and those of any Exhibit, the provisions of this Agreement shall prevail and such Exhibits shall be corrected accordingly.

         22.6 INDUSTRY STANDARDS. Except as otherwise set forth herein, for the purpose of this Agreement the normal standards of performance within the telecommunications industry in the relevant market shall be the measure of whether a party's performance is reasonable and timely.

         22.7 CROSS REFERENCES. Except as the context otherwise indicates, all references to Exhibits, Articles, Sections, Subsections, Clauses, and Paragraphs refer to provisions of this Agreement.

         22.8 LIMITED EFFECT OF WAIVER. The failure of either Williams or Cogent to enforce any of the provisions of this Agreement, or the waiver thereof in any instance, shall not be construed as a general waiver or relinquishment on its part of any such provision, but the same shall nevertheless be and remain in full force and effect.

         22.9 APPLICABLE LAW. This Agreement shall be governed by and construed in accordance with the domestic laws of the State of New York without reference to its choice of law principles. The laws of such state shall govern all disputes referred to arbitration and the statute of limitations and the remedies for any wrongs that may be found.

         22.10 SEVERABILITY. If any term, covenant or condition in this Agreement shall, to any extent, be invalid or unenforceable in any respect under the laws governing this Agreement, the remainder of this Agreement shall not be affected thereby, and each term, covenant or condition of this Agreement shall be valid and enforceable to the fullest extent permitted by law and, if appropriate, such invalid or unenforceable provision shall be modified or replaced to give effect to the underlying intent of the parties hereto and to the intended economic benefits of the parties.

         22.11 NO PARTNERSHIP CREATED. The relationship between Williams and Cogent shall not be that of partners, agents, or joint venturers for one another, and nothing contained in this Agreement shall be deemed to constitute a partnership or agency agreement between them for any purposes, including federal income tax purposes. Williams and Cogent, in performing any of their obligations hereunder, shall be independent contractors or independent parties and shall discharge their contractual obligations at their own risk.

         22.12 PAYMENT PLAN NOT A LOAN. The parties agree that neither the payment plan set forth in Section 3.1, the payment schedule set forth in
Section 3.2 for Additional Fibers, nor any other provision of this Agreement constitutes a loan by Williams or the incurrance of debt by Cogent but that the obligations of both parties represent ongoing obligations under this Agreement.

                                 ARTICLE XXIII
                                  ASSIGNMENT

         23.1 CONDITIONS TO EFFECTIVE ASSIGNMENT. An assignment (or other transfer) of this Agreement or a party's rights or obligations hereunder to any other party shall not be effective without (a) either the prior written consent of the non-assigning party, or, if such consent is not required pursuant to specific terms in this Article XXIII, written notice to the non-assigning party, (b) the written agreement of the assignee to be bound by all terms and conditions of this Agreement including, without limitation, the indemnification provisions and limitations on liability and recourse set forth in this Agreement (including those benefiting the Released Parties), and (c) such assignee's agreement to cure all prior defaults of the assigning party under this Agreement.

         23.2 IMPERMISSIBLE ASSIGNMENTS. Except as set forth in Section 23.4 or 23.9, the non-assigning party may withhold consent to an assignment in its sole discretion, if the assignment:

         (a) is made by a party within one (1) year of the Effective Date, other than as part of a sale of substantially all of a party's assets; or

         (b) is an assignment of less than all of a party's rights or obligations hereunder.

         23.3 CONSENT NOT TO BE UNREASONABLY WITHHELD. Except to the extent
Section 23.2 provides the non-assigning party the right to withhold its consent in its sole discretion and except as set forth in Section 23.5, the non-assigning party shall not unreasonably withhold its consent to an assignment if neither the assigning party nor the proposed assignee is in material default under this Agreement or any other agreement with the non-assigning party. For purposes of this Section, Williams' consent to a requested assignment or transfer shall not be considered unreasonably withheld if such requested assignment or transfer is to a party which does not have the technical ability or financial capability to perform Cogent's obligations under this Agreement.

         23.4 ASSIGNMENTS TO PARTICULAR CLASSES OF ENTITIES. The provisions of
Section 23.2 notwithstanding:

         (a) Williams may assign some or all of its rights and obligations hereunder to State Street Bank and Trust Company of Connecticut, National Association, in connection with a financing by Williams of construction of its fiber optic network; in addition, State Street Bank and Trust Company of Connecticut, National Association, may further assign this Agreement as collateral for such financing. If Williams makes an assignment pursuant to this Subsection 23.4(a), Williams (or its assignee pursuant to an assignment made under the other provisions of this Article) shall guarantee performance of the assignee's obligations.

         (b) Neither the provisions of this Article nor any other provisions of this Agreement shall limit the ability of any Facility Owners/Lenders or of any Released Parties to assign their rights under this Agreement and such Facility Owners/Lenders and Released Parties may assign their rights hereunder at any time and from time to time without the consent of, notice to, or any other action by any other entity. The provisions of this Agreement benefiting the Facility Owners/Lenders and Released Parties shall inure to the benefit of such entities and their respective Affiliates, successors, and assigns.

         (c) Williams may assign all of its rights and obligations to the underlying facilities owner or operator with respect to portion(s) of the System with the prior written consent of Cogent, which consent shall not be unreasonably withheld if neither Williams nor the proposed assignee is in material default under this Agreement or any other agreement with the Cogent.

         (d) Either party may assign its interest in this Agreement without the prior consent of the other party (i) to any corporation or other entity which is a successor to such party either by merger or consolidation, or (ii) to a purchaser of all or substantially all of such party's assets, or (iii) to a corporation or other entity which is an Affiliate of such party; provided that the assigning party shall remain fully liable, jointly and severally with any assignee(s) under this Subsection 23.4(d) for all obligations under this Agreement.

         23.5 RESTRICTION ON TRANSFER OF DARK FIBER RIGHTS. Cogent shall not convey any interest in the rights granted herein with respect to any Cogent Fibers except by means of the provision of capacity or a permitted assignment of this Agreement. Without limiting the generality of the foregoing, Cogent is expressly prohibited from providing IRU grants, sales, leases, assignments, or other grants of rights in the Cogent Fibers. Notwithstanding anything to the contrary contained herein, nothing in this Agreement shall be construed to prohibit or restrict Cogent's ability to provide capacity services to its customers including, without limitation, selling optical waves or "lambdas".

         23.6 AGREEMENT BINDS SUCCESSORS. This Agreement and the rights and obligations under this Agreement (including the limitations on liability and recourse set forth in this Agreement benefiting the other party and the Released Parties) shall be binding upon and shall inure to the benefit of Williams and Cogent and their respective permitted successors and assigns.

         23.7 CHANGE IN CONTROL NOT AN ASSIGNMENT. Notwithstanding any presumptions under applicable state law that a change in control of a party constitutes an assignment of an agreement, a change in control of a party, not made for purposes of circumventing restrictions on assignment or of depriving the other party of rights under this Agreement, shall not be deemed an assignment for purposes of this Agreement.

         23.8 RIGHT TO SUBCONTRACT. Williams may subcontract for testing, maintenance, repair, restoration, relocation, or other operational and technical services it is obligated to provide hereunder or may have the underlying facility owner or its contractor perform such obligations, provided that Williams shall remain liable for all of its obligations hereunder.

         23.9 FINANCING ARRANGEMENTS. Either party shall have the right, directly or through an Affiliate, to enter into financing arrangements (including secured loans, leases, sales with lease-back, or leases with lease-back arrangements, purchase-money or vendor financing, conditional sales transactions, or other arrangements) with or to collaterally assign its rights hereunder to one or more financial institutions, vendors, suppliers or other financing sources (individually and collectively, "Lenders"), that, with respect to Williams, relate to the System and, with respect to Cogent, relate to the Cogent Lease/IRU Rights (and not to any property right in the System).

         23.10 RIGHT OF FIRST REFUSAL. In the event that at any time prior to Cogent's payment in full of the Contract Price, Cogent attempts to assign its interests in this Agreement and fails to obtain Williams' consent (if such consent is required), or if Cogent seeks to assign this Agreement in a manner which requires Williams' consent under the terms of this Article 23 (whether such assignment is voluntary or involuntary), then Williams shall have a right of first refusal to acquire all of the Cogent Lease/IRU Rights with respect to the Cogent Fibers. Upon Williams' request, Cogent will provide detailed information regarding the proposed assignment including, without limitation, the amount of consideration to be paid by the proposed assignee. Williams may exercise its right of first refusal by matching the highest bona fide assignment offer received and accepted by Cogent, but, if Cogent is in default under the terms of this Agreement, then Williams may exercise its option to purchase the Cogent Lease/IRU Rights in accordance with the terms of Section 12.2(d) above.

                                 ARTICLE XXIV
                    ENTIRE AGREEMENT; AMENDMENT; EXECUTION

         24.1 INTEGRATION; EXHIBITS. This Agreement constitutes the entire and final agreement and understanding between Williams and Cogent with respect to the subject matter hereof and supersedes all prior agreements relating to the subject matter hereof, which are of no further force or effect. The Exhibits referred to herein are integral parts hereof and are made a part of this Agreement by reference.

         24.2 NO PAROLE AMENDMENT. This Agreement may only be amended, modified, or supplemented by an instrument in writing executed by duly authorized representatives of Williams and Cogent. No such amendment, modification, or supplement shall result in any modification of (a) any indemnity benefiting any Facility Owners/Lenders or their respective Affiliates or (b) any limitation of liability or recourse benefiting any Released Parties that is adverse to such Released Parties.

         24.3 COUNTERPARTS. This Agreement may be executed in one or more counterparts, all of which taken together shall constitute one and the same instrument.

         24.4 FACSIMILE DELIVERY. This Agreement may be duly executed and delivered by a party by execution and facsimile delivery of the signature page of a counterpart to the other party, provided that, if delivery is made by facsimile, the executing party shall promptly deliver, via overnight delivery, a complete original counterpart that it has executed to the other party.


         IN WITNESS WHEREOF and in confirmation of their consent to the terms and conditions contained in this Agreement and intending to be legally bound hereby, Williams and Cogent have executed this Agreement as of the Effective Date.

                                  "WILLIAMS":

                                  WILLIAMS COMMUNICATIONS, INC.



                                  By:     /s/ S. Miller Williams
                                      ------------------------------------
                                  Print Name:     S. Miller Williams
                                              ----------------------------
                                  Title:     Senior Vice President
                                         ---------------------------------


                                  "COGENT":

                                  COGENT COMMUNICATIONS, INC.



                                  By:       /s/ David Schaeffer
                                      ------------------------------------
                                  Print Name:       David Schaeffer
                                              ----------------------------
                                  Title:       President
                                         ---------------------------------

                                  EXHIBIT A-1

                             MAP OF MAJOR SEGMENTS




                                [OBJECT OMITTED]

                                   EXHIBIT A-2

                              MAJOR SEGMENT LISTING

-----------------------------------------------------------------------------------------------------------------------------------
                    ROUTE SEGMENT              ESTIMATED    ESTIMATED      FIBER      FIBERS    DISCOUNTED PRICE      TOTAL FIBER
ORIGIN                       DESTINATION      COMPLETION     MILEAGE       TYPE       OFFERED    PER FIBER MILE         PAYMENT
-----------------------------------------------------------------------------------------------------------------------------------
ATLANTA                      Macon
Macon                        JACKSONVILLE      Complete        355         LEAF          1         $    [***]         $   [***]
-----------------------------------------------------------------------------------------------------------------------------------
DENVER                       Topeka
Topeka                       KANSAS CITY       Complete        635         LEAF          1         $    [***]         $   [***]
-----------------------------------------------------------------------------------------------------------------------------------
HERNDON                      WASHINGTON D.C.   Complete         26        SMF-LS         1         $    [***]         $   [***]
-----------------------------------------------------------------------------------------------------------------------------------
TAMPA                        Orlando
Orlando                      DAYTONA BEACH     Complete        153         LEAF          1         $    [***]         $   [***]
-----------------------------------------------------------------------------------------------------------------------------------
SALT LAKE CITY               DENVER            Complete        551         LEAF          1         $    [***]         $   [***]
-----------------------------------------------------------------------------------------------------------------------------------
JACKSONVILLE                 Daytona Beach
Daytona Beach                Melbourne
Melbourne                    West Palm Beach
West Palm Beach              FT. LAUDERDALE    Complete        310        SMF-28         1         $    [***]         $   [***]
-----------------------------------------------------------------------------------------------------------------------------------
TALLAHASSEE                  Tampa
Tampa                        FT. MYERS         Complete        344         LEAF          1         $    [***]         $   [***]
-----------------------------------------------------------------------------------------------------------------------------------
NEW ORLEANS                  Mobile
Mobile                       Pensacola
Pensacola                    TALLAHASSEE       Complete        469         LEAF          1         $    [***]         $   [***]
-----------------------------------------------------------------------------------------------------------------------------------
WASHINGTON D.C.              Baltimore
Baltimore                    Philadelphia
Philadelphia                 Newark
Newark                       NEW YORK CITY      Apr-00         336         LEAF          1         $     [***]        $   [***]
-----------------------------------------------------------------------------------------------------------------------------------
HERNDON                      MANASSAS JUNCTION  Apr-00          28         SMF-LS        1         $     [***]        $   [***]
-----------------------------------------------------------------------------------------------------------------------------------
ALBANY                       Springfield
Springfield                  Worcester
Worcester                    BOSTON             Jul-00         183         LEAF          1         $     [***]        $   [***]
-----------------------------------------------------------------------------------------------------------------------------------
CLEVELAND                    Buffalo
Buffalo                      Rochester
Rochester                    Syracuse
Syracuse                     ALBANY             Jul-00         562         LEAF          1         $     [***]        $   [***]
-----------------------------------------------------------------------------------------------------------------------------------
LOS ANGELES                  RIVERSIDE          Aug-00          65         LEAF          1         $     [***]        $   [***]
-----------------------------------------------------------------------------------------------------------------------------------
HOUSTON                      DALLAS             Sep-00         250         LEAF          1         $     [***]        $   [***]
-----------------------------------------------------------------------------------------------------------------------------------
DALLAS                       Tulsa
Tulsa                        KANSAS CITY        Sep-00         484         LEAF          1         $     [***]        $   [***]
-----------------------------------------------------------------------------------------------------------------------------------
SAN FRANCISCO                SANTA CLARA        Sep-00          48         LEAF          1         $     [***]        $   [***]
-----------------------------------------------------------------------------------------------------------------------------------
SAN FRANCISCO                Oakland
Oakland                      SACRAMENTO         Sep-00         114         LEAF          1         $     [***]        $   [***]
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSIDE                    Phoenix
Phoenix                      Tucson
Tucson                       El Paso
El Paso                      San Antonio
San Antonio                  Austin
Austin                       HOUSTON            Oct-00        1709         LEAF          1         $    [***]         $   [***]
-----------------------------------------------------------------------------------------------------------------------------------

[*] Indicates confidential treatment requested.

                              Exhibit A-2, Page 1

-----------------------------------------------------------------------------------------------------------------------------------
                    ROUTE SEGMENT              ESTIMATED    ESTIMATED      FIBER      FIBERS    DISCOUNTED PRICE      TOTAL FIBER
ORIGIN                       DESTINATION      COMPLETION     MILEAGE       TYPE       OFFERED    PER FIBER MILE         PAYMENT
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSIDE                    San Diego
San Diego                    RIVERSIDE          Oct-00         220         LEAF          1         $    [***]         $    [***]
-----------------------------------------------------------------------------------------------------------------------------------
KANSAS CITY                  Columbia
Columbia                     ST. LOUIS          Nov-00         270         LEAF          1         $    [***]         $    [***]
-----------------------------------------------------------------------------------------------------------------------------------
FT. MYERS                    MIAMI              Dec-00         196         LEAF          1         $    [***]         $    [***]
-----------------------------------------------------------------------------------------------------------------------------------
FT. LAUDERDALE               MIAMI              Dec-00          20        SMF-28         1         $    [***]         $    [***]
-----------------------------------------------------------------------------------------------------------------------------------
ATLANTA                      Spartanburg
Spartanburg                  Charlotte
Charlotte                    Greensboro
Greensboro                   Raleigh
Raleigh                      Richmond
Richmond                     WASHINGTON D.C.    Dec-00         818         LEAF          1         $    [***]         $    [***]
-----------------------------------------------------------------------------------------------------------------------------------
FREMONT JUNCTION             OAKLAND            Dec-00          27         LEAF          1         $    [***]         $    [***]
-----------------------------------------------------------------------------------------------------------------------------------
FREMONT JUNCTION             SANTA CLARA        Dec-00          24         LEAF          1         $    [***]         $    [***]
-----------------------------------------------------------------------------------------------------------------------------------
FREMONT JUNCTION             MODESTO            Dec-00          93         LEAF          1         $    [***]         $    [***]
-----------------------------------------------------------------------------------------------------------------------------------
SACRAMENTO                   Reno
Reno                         SALT LAKE CITY     Dec-00         661         LEAF          1         $    [***]         $    [***]
-----------------------------------------------------------------------------------------------------------------------------------
SACRAMENTO                   Modesto
Modesto                      Fresno
Fresno                       Bakersfield
Bakersfield                  LOS ANGELES        Dec-00         671         LEAF          1         $    [***]         $    [***]
-----------------------------------------------------------------------------------------------------------------------------------
ST. LOUIS                    Springfield
Springfield                  Peoria
Peoria                       CHICAGO            Dec-00         339         LEAF          1         $    [***]         $    [***]
-----------------------------------------------------------------------------------------------------------------------------------
NEW YORK CITY                Stamford
Stamford                     New Haven
New Haven                    Hartford
Hartford                     Providence
Providence                   BOSTON             Jan-01         265         LEAF          1         $    [***]         $    [***]
-----------------------------------------------------------------------------------------------------------------------------------
HOUSTON                      Baton Rouge
Baton Rouge                  New Orleans
New Orleans                  Jackson
Jackson                      Birmingham
Birmingham                   ATLANTA            Mar-01        1000         LEAF          1         $    [***]         $    [***]
-----------------------------------------------------------------------------------------------------------------------------------
PORTLAND                     SEATTLE            Mar-01         220         LEAF          1         $    [***]         $    [***]
-----------------------------------------------------------------------------------------------------------------------------------
PORTLAND                     Eugene
Eugene                       SACRAMENTO         Mar-01         688         LEAF          1         $    [***]         $    [***]
-----------------------------------------------------------------------------------------------------------------------------------
CHICAGO                      South Bend
South Bend                   Toledo
Toledo                       CLEVELAND          Apr-01         350         LEAF          1         $    [***]         $    [***]
-----------------------------------------------------------------------------------------------------------------------------------
TOTALS                                                      12,484                                                    $    [***]
-----------------------------------------------------------------------------------------------------------------------------------

[*] Indicates confidential treatment requested.

                              Exhibit A-2, Page 2

                                  EXHIBIT B-1

                            COLLOCATION PROVISIONS
                             (Transmission Sites)

         1. GENERAL.

         A. TYPES OF TRANSMISSION SITES AND COLLOCATION ARRANGEMENTS. Williams shall designate each Transmission Site as an optical amplifier site, a regenerator site, or a junction. Williams may provide, either as Basic Services or Additional Services as defined below, collocation services at Transmission Sites through:

          (i)  Joint Use Collocation Arrangements ("JUCA"); or

          (ii) separately accessed space ("Non-JUCA") in increments of seventy-five (75) square feet.

Subject to the terms of these Collocation Provisions, Cogent shall have the right to locate, install, maintain, and operate Cogent Equipment at the Transmission Sites during the Term. The nature of Cogent's rights and the applicable charges shall depend on the type of Transmission Site and the type of arrangement (JUCA or non-JUCA) at such sites.

         B. NO PROPERTY RIGHTS CONVEYED. No use of Transmission Sites required or permitted under these Collocation Provisions shall create or vest in Cogent any easements, leasehold interests, or other ownership or property rights of any nature in Williams' real or personal property.

         C. COMPLIANCE WITH INDUSTRY STANDARDS. Williams shall construct and operate such space, and Cogent shall cause the Cogent Equipment to be installed and operated, in accordance with telecommunications industry standards for similar collocation arrangements.

         D. NO RESTRICTIONS. Williams' right to maintain and operate its facilities in such a manner as will best enable it to fulfill its own service requirements is in no manner limited by these Collocation Provisions, except as specifically set forth in these Collocation Provisions or the Agreement.

         E. SERVICES SUBJECT TO AVAILABILITY. Until Williams accepts a firm Cogent order for collocation services, and except for the Basic Services set forth in Section 3 of this Exhibit, such services are subject to availability of appropriate space, power, and other infrastructure requirements. Except for Basic Services, Williams may decline to accept an order that would impose operational difficulties or result in inefficient use of space or power.

         F. SPACING. Williams generally designs Spans with an approximate length of 40 miles.


                              Exhibit B-1, Page 1

         2. TYPES OF ARRANGEMENTS.

         A. JUCA SPACE. When Williams provides collocation services by means of JUCA space, Cogent shall not access such space without a Williams-designated escort. Williams shall provide such escort pursuant to Subsection 8.A of these Collocation Provisions.

         B. NON-JUCA SPACE. If Williams provides collocation services by means of Non-JUCA space, Williams shall provide Cogent secure, separate, unescorted twenty-four hour access to the Cogent Equipment. Such Non-JUCA space shall be outside of (or separated by caging/barriers from) Williams backbone or JUCA area.

         3. BASIC SERVICES.

         A. SPACE AND POWER. The services provided pursuant to this Subsection shall be referred to as the "Basic Services." At each Transmission Site, Williams shall provide, and Cogent shall pay for, the number of Rack Spaces designated in Exhibit B-2 in JUCA space, HVAC, and 20 amps of -48v DC power per Rack Space for the Cogent Equipment.

Each "Rack Space" shall be adequate to contain a standard equipment rack (with outside dimensions of twenty-six inches (26") (width) x twenty-four inches (24") (depth) x seventy-eight (78") or eighty-four inches (84") (height)). The total linear inches for Cogent Rack Space within each Transmission Site shall not exceed the sum of the number of Rack Spaces for the specified Transmission Site multiplied by twenty-six (26") inches.

Notwithstanding the above provisions of this Subsection3(A), with respect to Transmission Sites for which no address or location description is specified in EXHIBIT B-2, Cogent shall have the right to cancel Basic Services for any such Transmission Site if the location thereof is not compatible with Cogent's network plan by giving written notice to Williams within the fifteen (15) day period after receipt of Williams' test results for the Major Segments on which such Transmission Sites are located as described in Section 7(A) of EXHIBIT C to the Agreement. In addition, Cogent may change the number of Rack Spaces to be provided as part of the Basic Services from one (1) Rack Space to two (2) Rack Spaces, or from two (2) Rack Spaces to one (1) Rack Space, in any Transmission Site along the applicable Major Segment by giving written notice to Williams within the above-described 15-day period.

         B. CHARGES FOR BASIC SERVICES. Cogent shall pay Williams [*]
[*] per Rack Space per month per
Transmission Site for JUCA space throughout the Term (beginning on the earlier of the Transmission Site Ready Date or Access Date for each Transmission Site) for the Basic Services. The above-described monthly fees shall be increased annually throughout the Term by two percent (2%) of the charges payable during the immediately preceding annual period on a date selected by Williams. Cogent shall pay such amounts on or before the first day of each calendar month during the Term. Payments shall be prorated, as necessary, for the first and last months such charges apply. Charges for Basic Services shall begin to apply when the Transmission Site Ready Date occurs.

[*] Indicates confidential treatment requested.

                              Exhibit B-1, Page 2

         4.       ADDITIONAL SERVICES.

         A. PROCEDURES FOR REQUESTING ADDITIONAL SERVICES. Cogent may request in writing installation services, AC power or additional DC power, technical assistance or additional space or racks (collectively referred to as the "Additional Services") at any Transmission Site. Within fifteen (15) business days after receiving such written request, Williams shall notify Cogent whether the Additional Services are available and, if they are, Williams' then current standard rates for the Additional Services and Williams' estimate of any upgrade or expansion Costs. Cogent shall provide written notice to Williams confirming its request for such Additional Services at the quoted rates (and estimates, if applicable) prior to Williams providing such Additional Services. If upgrades or expansions to Transmission Sites or its facilities are necessary to accommodate Cogent's request, Williams may include the entire Cost of such upgrades or expansions in the Cost to Cogent.

         B. CHARGES FOR ADDITIONAL SERVICES. If Cogent chooses to receive the Additional Services, Cogent shall pay any and all (initial and continuing) Costs reasonably incurred by Williams in providing and/or mutually agreed upon charges for such Additional Services or, if Williams has standard rates for such service, then at such standard rates. Upon at least thirty (30) days' notice to Cogent, Williams may adjust recurring charges for the Additional Services once each calendar year to equal its then-current standard charges.

         5. ESTABLISHING COLLOCATIONS.

         A. PHYSICAL ACCESS TO TRANSMISSION SITES. Williams shall allow Cogent reasonable access to each Transmission Site for purposes of installing Cogent Equipment beginning on or before the Acceptance Date for the relevant Major Segment, provided that, if a Transmission Site is not ready for installation of equipment other than security, alarm, HVAC, power, back-up power or other common systems on such date, Williams shall allow such access within five (5) days of the first date such Transmission Site is ready for such installation. The date on which Cogent is granted access to a Transmission Site under this Section shall be the "Access Date" for such Transmission Site.

         B. NOTICE TO COLLOCATE. No later than sixty (60) days prior to Cogent's planned installation of its Cogent Equipment at any Transmission Site, Cogent shall provide to Williams the "Collocation Notice." The Collocation Notice shall include notice of Cogent's desire to collocate in a particular Transmission Site, a copy of Cogent's construction design drawings and installation schedule. The Collocation Notice shall also include: (i) Cogent's requested installation date(s); (ii) any excess cable storage requirements; (iii) identification of all Cogent Equipment to be installed;
(iv) a diagram of the desired location of the Cogent Equipment and power feeds; (v) the space, power, environmental, and other requirements for the Cogent Equipment; (vi) all other information reasonably required by Williams. Within twenty-one (21) days of receiving the Collocation Notice, Williams shall respond to Cogent's Collocation Notice with its acceptance or objections to Cogent's proposal in the Collocation Notice.

         6. TRANSMISSION SITE READY DATE. The "Transmission Site Ready Date" shall be the Acceptance Date for the Cogent Fibers connected to such Transmission Site provided that the Transmission Site Ready Date shall be deferred beyond the Acceptance Date as set forth below:


                              Exhibit B-1, Page 3

         A. FAILURE TO PROVIDE ACCESS. If Williams fails to provide physical access to the Transmission Site pursuant to the Subsection entitled Physical Access to Transmission Sites, the Transmission Site Ready Date shall be delayed until the earlier of the date Williams provides such physical access or the date Cogent's Equipment is installed.

         B. FAILURE TO PROVIDE POWER. If Williams fails to provide power as required for the Basic Services, the Transmission Site Ready Date shall be delayed until it provides such power, unless such failure is due to Cogent's failure to properly and timely provide information pursuant to the Subsection 5.B of this Exhibit.

         C. Cogent may elect by written notice to delay the Transmission Site Ready Date for any Transmission Site until the Transmission Site Ready Date has occurred for all Transmission Sites on a Major Segment.

         7. COGENT EQUIPMENT

         A. INTERFACE. Interface points between the Cogent Fibers and facilities wholly within Transmission Sites shall be at fiber distribution panels or digital cross-connect (DSX-N) panels located in the Transmission Sites and designated by Williams. Such panels shall be the demarcation to establish each party's operational and maintenance responsibilities. All cables placed to interface such panels shall conform to all applicable Williams standards.

         B. POWER USE. Cogent shall not install any electrical or other equipment that overloads any electrical paneling, circuitry, or wiring.

         C. RACKS. Cogent shall supply its own racks or may request that Williams provide such racks as an Additional Service at its standard rates.

         D. STANDARDS. Cogent shall ensure that the Cogent Equipment (including racks) is delivered, installed, operated, and maintained to meet or exceed any reasonable requirements of Williams, any requirements of Williams' building management or insurance underwriters, and any applicable local, state and federal codes and public health and safety laws and regulations (including fire regulations and the National Electric Code).

         E. INTERVENTION. If any part of Cogent's fiber or Cogent Equipment is not placed and maintained in accordance with the terms and conditions of these Collocation Provisions and Cogent fails to correct the violation within thirty
(30) days from receipt of written notice thereof from Williams, then Williams may, at its option, without further notice to Cogent, correct the deficiency at Cogent's expense without liability for damages to the fiber, Interconnect Facilities or Cogent Equipment or for any interruption of Cogent's services. As soon as practicable thereafter, Williams shall advise Cogent in writing of the work performed or the action taken. Cogent shall reimburse Williams for all Costs reasonably incurred by Williams associated with any work or action performed by Williams pursuant hereto.


                              Exhibit B-1, Page 4

         F. REMOVAL OF COGENT EQUIPMENT. Within thirty (30) days after the end of the Term (or other termination of the Lease/IRU Rights in the Cogent Fibers), Cogent shall remove all Cogent Equipment from the System or any other Williams facilities at Cogent's sole cost under Williams' supervision. Cogent shall provide Williams with at least thirty (30) days' notice prior to such removal. If Cogent fails to remove the same within said thirty-day period, Williams shall either:

         (i) remove Cogent's Equipment and issue an invoice to Cogent for the Cost of removal and storage and or delivery to Cogent; or

         (ii) notify Cogent that Williams elects to take ownership of such abandoned Cogent Equipment, in which case Cogent shall execute a bill of sale or other document evidencing Williams' title to such Cogent Equipment.

         8. ACCESS TO TRANSMISSION SITE.

         A. COMMON AND JUCA SPACE. If Cogent requires access to Williams' common space or JUCA space, Williams shall make commercially reasonable efforts to provide escorted access within seventy-two (72) hours of Cogent's request (or at its option shall waive the escort requirement on a case-by-case basis). In the event of a service-affecting fault, Williams shall use commercially reasonable efforts to provide access as soon as practicable. Cogent shall pay Williams' reasonable charges for such access, which may include minimum call-out times, and night, weekend, and holiday differentials or multipliers. In no case shall Cogent enter Williams' common space or JUCA space without a Williams escort, except that a Cogent employee or Cogent contractor certified by Williams pursuant to Subsection 8(b) may enter JUCA space unescorted.

         B. CERTIFICATION OF COGENT EMPLOYEES AND CONTRACTORS. Only Cogent employees and Cogent contractors certified by Williams shall enter JUCA space unescorted. Williams shall grant certification to a Cogent employee or contractor if Cogent demonstrates that such employee or contractor has sufficient knowledge and experience in the installation and maintenance of telecommunications equipment. Each certified employee or contractor shall abide by Williams' Maintenance and Safety Manual, as updated from time-to-time. The manual contains Williams' access policy, safety, engineering, and equipment installation standards. Cogent, in turn, shall supply each employee or contractor that seeks certification with a copy of the manual and, subsequent to certification, with any updates thereto which are provided to Cogent by Williams. Until such time as Williams provides the manual to Cogent, certified Cogent employees and Cogent contractors shall conduct activities in JUCA space in accordance with telecommunications industry practices. The procedures for certification are as follows:

         (i) Cogent's single point of contact, discussed below in Subsection C, shall be Williams' Network Control Center at (800) 348-6925 (alternate number (800) 582-9069) to seek certification for a Cogent employee. Employee applicants shall be deemed certified seventy-two (72) hours after Williams receives all requested qualification information, unless Williams notifies Cogent's single point of contact that more information is reasonably required or that the applicant is denied certification in


                              Exhibit B-1, Page 5

              Williams' reasonable discretion.

         (ii) For each Cogent contractor that seeks certification, Cogent shall provide Williams' Network Control Center with a letter of authorization signed by Cogent and the contractor. At a minimum, the letter of authorization shall state that the contractor is an agent of Cogent for the purpose of installing, maintaining or repairing Cogent Equipment or for other purposes specified by Cogent in the letter, set forth the names of contractor's employees for which Cogent seeks certification, and contain a statement that the contractor has received a copy of Williams' Maintenance and Safety Manual and the contractor agrees to abide by the reasonable policies contained therein and to those contained in any updated manuals provided to Cogent by Williams. If Cogent has not received a copy of Williams' Maintenance and Safety Manual by the time it submits a letter of authorization, the contractor shall state in the letter that it will abide by the policies and rules contained in the manual when it is provided. Cogent contractors shall be deemed certified seventy-two (72) hours after the latter of Williams' receipt of the letter of authorization or Williams' receipt of all additional requested qualification information, unless Williams notifies the applicant that more information is reasonably required or that the applicant is denied certification in Williams reasonable discretion.

         Once certified, Cogent's employees or contractors must call Williams' Network Control Center at (800)348-6925 (alternate number (800) 582-9069) prior to entering or exiting the space. Cogent shall provide Williams' Network Control Center with a list of "certified" employees or contractors that have passed Williams' certification process. It shall be Cogent's duty to notify Williams of any changes in Cogent's list of certified employees and contractors or if a certified Cogent employee or contractor leaves Cogent's or the contractor's employ.

         C. SINGLE POINT OF CONTACT. Within thirty (30) days after the Effective Date of the Agreement, Cogent shall designate a single point of contact for all future communications regarding common and JUCA space which shall be available twenty-four (24) hours a day, seven (7) days a week. Cogent's single point of contact shall be responsible for distributing information to Cogent's certified employees and contractors. Williams shall have no obligation to provide information regarding JUCA space to any technician other than the aforementioned single point of contact.

         D. SECURITY. Cogent shall abide by Williams' reasonable security requirements. When Williams' reasonable security requirements have been met, Cogent employees, customers, contractors, or representatives shall be issued passes or visitor identification cards which must be presented upon request before entry to Transmission Sites. Such passes or other identification shall be issued only to persons meeting any reasonable security criteria applicable at the relevant Transmission Site for such purpose. Williams shall provide Cogent's single point of contact, discussed in Subsection 8(c), with the access devices (e.g., access codes, card keys, keys, visitor identification cards) necessary for Cogent's certified employees and contractors to gain access to Cogent Equipment in JUCA space. Cogent's single point of contact shall be responsible for distributing access devices to Cogent's employees and contractors certified pursuant to Subsection 8(b) and shall distribute access devices only to such persons. Access devices will be provided by


                              Exhibit B-1, Page 6

Williams to Cogent with Williams' Costs thereof to be reimbursed by Cogent within thirty (30) days after receipt of an invoice therefor. Cogent's certified employees and contractors shall not disseminate access codes or devices to any other person. Cogent shall be liable for any losses caused by use or misuse of such access devices and shall surrender access devices upon demand for cause or upon termination of the Agreement. Nothing in this Subsection shall be construed as preventing Cogent from having twenty-four hour, seven days per week unescorted access to any of its Non-JUCA space. Cogent acknowledges that third parties will have access to the JUCA or common space in which Cogent's Rack Spaces are located and agrees that Williams shall in no event be liable for the acts or omissions of such third parties.

         E. RIGHT TO TERMINATE INDIVIDUAL'S ACCESS. Notwithstanding any other provision of these Collocation Provisions, Williams shall, without threat of liability, have the right to immediately terminate the right of access of any Cogent personnel or representative should it determine in its reasonable discretion for any lawful reason that termination of such access is necessary or reasonably advisable in order to assure the security of its facilities and/or to prevent damage to the System or to the Equipment of Williams or third parties. Williams shall promptly notify Cogent of any such termination, and Cogent shall have a reasonable opportunity to demonstrate that the terminated rights of access should be reinstated. Any termination of a specific individual's access shall remain in effect pending Williams' final determination as to the advisability of such reinstatement.

         F. SUBCONTRACTORS. For purposes of Section 8 of this Exhibit, the word "contractor" shall also include subcontractors of Cogent.

         9. RELOCATION. In the event relocation of Cogent's Interconnect Facilities or any Cogent Equipment is reasonably requested by Williams for bona fide operational reasons, then Cogent shall, at Williams' expense, relocate its fiber, Interconnect Facilities and Cogent Equipment within Transmission Site upon Williams' written request and in the reasonable (under the circumstances) time frame required by Williams. Williams' shall make commercially reasonable efforts to allow and coordinate such relocation so that it may be conducted at a time and in a manner which minimizes interruption to Cogent's service. If the entire Transmission Site is relocated, Article VIII (Maintenance and Relocation) of the Agreement shall govern such relocation.

         10. TRANSMISSION SITE SPECIFICATIONS AND MONITORING.

         A. REDUNDANT HVAC. All Transmission Sites shall have redundant HVAC (heating, ventilation, and air conditioning) units each capable of handling the site's full HVAC load.

         B. BACKUP POWER. All unattended (unmanned) Transmission Sites shall have a minimum of eight (8) hours' battery reserve. All attended Transmission Sites without an on-site generator shall have a minimum of eight (8) hours' battery reserve. All attended Transmission Sites with an on-site generator shall have a minimum of four (4) hours' battery reserve. All on-site generators shall be capable of powering the total site for a minimum of twenty-four (24) hours.

         C. ALARMS. Williams shall continuously monitor Transmission Site security,


                              Exhibit B-1, Page 7
environmental, and power alarms at one or more manned monitoring centers. At Cogent's request, Williams shall, as an Additional Service, establish procedures to allow Cogent, at Cogent's expense, to share or (at Williams' option) indirectly receive security and environmental alarm information.

         11. INTERCONNECTIONS. Exhibit H governs interconnections at Transmission Sites with facilities outside or extending outside such sites.

         12. INSPECTIONS.

         A. WILLIAMS' RIGHT TO INSPECT. Williams reserves the right to make periodic inspections of any part of the Fiber, Interconnect Facilities, or Cogent Equipment located within or physically attached to the Transmission Sites. Williams shall give Cogent advance notice of such inspections and Cogent shall have the right to have one or more of its employees or representatives present during the time of any such inspection, except in those instances where Williams determines that safety considerations justify the need for such an inspection without the delay of providing notice. The making of periodic inspections or the failure to do so shall not operate to impose upon Williams any liability of any kind whatsoever nor relieve Cogent of any responsibility, obligation, or liability allocated to it in these Collocation Provisions.

         B. WILLIAMS ACCESS. Cogent shall not directly or indirectly prevent Williams from having twenty-four hour access to Cogent's assigned Non-JUCA space.

         13. THREAT TO PERSONS OR PROPERTY. If Williams determines that Cogent's actions or failure to fulfill an obligation of these Collocation Provisions, or its Interconnect Facilities or Cogent Equipment poses an immediate threat to the safety of Williams' employees or the public, interferes with the performance of Williams' service obligations, or poses an immediate threat to the physical integrity of Williams' facilities, Williams may perform such work and/or take such action that it deems necessary without notice to Cogent and without subjecting itself to any liability (except to the extent the Agreement permits recovery for Williams' gross negligence) for damage to the fiber, Interconnect Facilities or the Cogent Equipment or for any interruption of Cogent's services. As soon as practicable thereafter, Williams shall advise Cogent in writing of the work performed or the action taken. Cogent shall reimburse Williams for all Costs reasonably incurred by Williams associated with any work or action performed by Williams pursuant hereto.

         14. LIENS AND ENCUMBRANCES. Cogent shall not have the power, authority or right to create and shall not permit any lien or encumbrance, including, without limitation, tax liens, mechanics' liens, or other liens or encumbrances with respect to work performed, in connection with the delivery, installation, repair, maintenance, or operation of its Cogent Equipment, Interconnect Facilities or other property installed within the Transmission Site.

         15. SUBORDINATION. Cogent's rights under these Collocation Provisions shall be totally subordinate to any bona fide mortgages, loans, deeds of trust, or any other borrowing upon the real or personal property which may be incurred by Williams. Cogent shall sign any such reasonable documents as are necessary to satisfy any lender, private or institutional, to reflect said


                              Exhibit B-1, Page 8
subordination; provided such lender agrees not to disturb Cogent's rights hereunder so long as Cogent is not in default of the Agreement under the terms hereof.

         16. INDEPENDENT PARTIES. The presence of a Williams or Cogent employee or representative (as an inspector or otherwise) while an employee or representative of the other party is at the Transmission Site or performing work pursuant to these Collocation Provisions shall not make either party liable for the actions of the other party and shall not be deemed to waive the responsibility of either party to perform its obligations in a safe and workmanlike manner.

         17. COMPLIANCE WITH AGREEMENT. Each party shall comply with the provisions of the Agreement relating to Transmission Sites, including:

         A. Williams' obligations to provide as-built drawings of Transmission Sites showing Cogent rack placement and assignment within one hundred eighty
(180) days after Acceptance of the applicable Major Segment;

         B. the Operations Specifications set forth in EXHIBIT G; and

         C. the Interconnection provisions set forth in EXHIBIT H.




                              Exhibit B-1, Page 9

                                   EXHIBIT B-2

   DESCRIPTION OF TRANSMISSION SITES AND POP COLLOCATIONS SITES; COGENT RACKS









                                 See attached.









                              Exhibit B-2, Page 1

                                   EXHIBIT B-2

-----------------------------------------------------------------------------------------------------------------------------------
                           ESTIMATED     TYPE        POP                        REGEN AND
ROUTE SEGMENT               MILES     OF FIBERS   LOCATIONS                 JUNCTION LOCATION      OP AMP LOCATIONS      # OF RACKS
-----------------------------------------------------------------------------------------------------------------------------------
ATLANTA-JACKSONVILLE         355        LEAF
-----------------------------------------------------------------------------------------------------------------------------------
ATLANTA, GA POP                                  874 Dekalb Avenue,
                                                 Atlanta, GA 30307                                                                0
                                                -----------------------------------------------------------------------------------
                                                                                                    Covington, Covington,
                                                                                                    GA 30307                      1
                                                -----------------------------------------------------------------------------------
                                                                                                    8036 Highway 11 South,
                                                                                                    Monticello, GA 31064          1
                                                -----------------------------------------------------------------------------------
MACON, GA POP                                    Charter Medical Bldg.,
                                                 577 Mulberry St.,
                                                 Suite 175,
                                                 Macon, GA 31201                                                                  1
                                                -----------------------------------------------------------------------------------
                                                                                                    4060 Highway 80 W,
                                                                                                    Montrose, GA 31065            1
                                                -----------------------------------------------------------------------------------
                                                                                                    Route 1 Box 304,
                                                                                                    Alamo, GA 30411               2
                                                -----------------------------------------------------------------------------------
                                                                            544 Buckhorn Road
                                                                            NE, Baxley, GA 31513                                  1
                                                -----------------------------------------------------------------------------------
                                                                                                    5860 North Campus Road,
                                                                                                    Patterson, GA 31557           1
                                                -----------------------------------------------------------------------------------
                                                                                                    Route 1 Box 845,
                                                                                                    Folkston, GA 31537            1
                                                -----------------------------------------------------------------------------------
JACKSONVILLE, FL POP                             608 W. Adams St.,
                                                 Jacksonville, FL 32204                                                           1
-----------------------------------------------------------------------------------------------------------------------------------
ATLANTA-WASHINGTON DC (2)    818        LEAF
ATLANTA, GA POP                                  874 Dekalb Avenue,
                                                 Atlanta, GA 30307                                                                0
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    790 Mcart Rd.,
                                                                                                    Lawrenceville, GA 30245       1
                                                -----------------------------------------------------------------------------------
                                                                                                    920 Smith Road,
                                                                                                    Athens, GA 30646              1
                                                -----------------------------------------------------------------------------------
                                                                                                    4260 Liberty Mill Rd.,
                                                                                                    Hartwell, GA                  0
                                                -----------------------------------------------------------------------------------
                                                                                                    9744 Augusta Rd.,
                                                                                                    Greenville, SC 29669          1
                                                -----------------------------------------------------------------------------------
SPARTANBURG, SC POP                              BTC Building,
                                                 145 N. Church St.,
                                                 Suite 3,
                                                 Spartanburg, SC 29306                                                            1
                                                -----------------------------------------------------------------------------------
                                                                                                    2154 Templeton Rd.,
                                                                                                    York, SC                      2
                                                -----------------------------------------------------------------------------------
CHARLOTTE, NC POP                                112 N. Meyers St.,
                                                 Charlotte, NC 28202                                                              1
                                                -----------------------------------------------------------------------------------
                                                                                                    295 Upright Rd.,
                                                                                                    Salisbury, NC 28125           1
                                                -----------------------------------------------------------------------------------
                                                                            Kernersville JCT                                      1
                                                -----------------------------------------------------------------------------------
XX SPUR TO GREENSBORO,
   NC AND RALEIGH, NC                            South Elm Center,
                                                 201-E Creek Ridge Road,
                                                 Greensboro, NC 27406                                                             0
                                                -----------------------------------------------------------------------------------
                                                                                                    6102 Old Greensboro Rd.,
                                                                                                    Chapel Hill, NC 27516         0
                                                -----------------------------------------------------------------------------------
XX RALEIGH, NC POP                               3440 Tarheel Drive,
                                                 Bldg. #3, Suite 105,
                                                 Raleigh, NC 27609                                                                0
                                                -----------------------------------------------------------------------------------
                                                                                                    1301 Ashley Loop,
                                                                                                    Reidsville, NC                1
                                                -----------------------------------------------------------------------------------
                                                                                                    945 Transco Rd.,
                                                                                                    Chatham, VA 24531             2
                                                -----------------------------------------------------------------------------------
                                                                                                    Hwy. 691 SW,
                                                                                                    Appomattox, VA 24522          1
                                                -----------------------------------------------------------------------------------
                                                                            Scottsville JCT                                       1
-----------------------------------------------------------------------------------------------------------------------------------

                                    Exhibit B-2, Page 2

-----------------------------------------------------------------------------------------------------------------------------------
                           ESTIMATED     TYPE        POP                        REGEN AND
ROUTE SEGMENT               MILES     OF FIBERS   LOCATIONS                 JUNCTION LOCATION      OP AMP LOCATIONS      # OF RACKS
-----------------------------------------------------------------------------------------------------------------------------------
XX SPUR TO RICHMOND, VA                                                     3901 River Rd. West,
                                                                            Goochland, VA 23063                                   0
                                                -----------------------------------------------------------------------------------
RICHMOND, VA POP                                 3600 W. Broad St.,
                                                 Suite 472,
                                                 Richmond, VA 23230                                                               0
                                                -----------------------------------------------------------------------------------
                                                                                                    74444 Everona Rd.,
                                                                                                    Unionville, VA 22587          1
                                                -----------------------------------------------------------------------------------
                                                                            10699 Piperlane,
                                                                            Manassas, VA                                          1
                                                -----------------------------------------------------------------------------------
WASHINGTON, DC POP                               1220 L St. NW,
                                                 Suite 200,
                                                 Washington, DC 20005                                                             0
-----------------------------------------------------------------------------------------------------------------------------------
KANSAS CITY-DENVER           635        LEAF
-----------------------------------------------------------------------------------------------------------------------------------
KANSAS CITY, MO POP                              The Bryant Bldg.,
                                                 1102 Grand Ave. #300,
                                                 Kansas City, MO 64106                                                            0
                                                -----------------------------------------------------------------------------------
                                                                                                    13804 246th St., Lawrence,
                                                                                                    KS 66044                      1
                                                -----------------------------------------------------------------------------------
TOPEKA, KS POP                                   101 SE Monroe, Topeka,
                                                 KS 66603                                                                         1
                                                -----------------------------------------------------------------------------------
                                                                                                    1836 County Rd. 330,
                                                                                                    Osage City, KS 66868          1
                                                -----------------------------------------------------------------------------------
                                                                                                    RR 1, Elmdale,
                                                                                                    Cottonwood Falls, KS 66850    1
                                                -----------------------------------------------------------------------------------
                                                                            937 Falcon Road,
                                                                            Newton, KS 67503                                      2
                                                -----------------------------------------------------------------------------------
                                                                                                    380 Plum Ave.,
                                                                                                    Inman, KS 67546               1
                                                -----------------------------------------------------------------------------------
                                                                                                    1150 E BARTON CO. ROAD,
                                                                                                    Ellinwood, KS 67526           1
                                                -----------------------------------------------------------------------------------
                                                                            Bison, Ks,
                                                                            Bison, KS 67520                                       1
                                                -----------------------------------------------------------------------------------
                                                                                                    RR1, Ellis, KS 67672          2
                                                -----------------------------------------------------------------------------------
                                                                                                    U02 COUNTY ROAD 50,
                                                                                                    Grainfield, KS 67839          1
                                                -----------------------------------------------------------------------------------
                                                                            2317 Daydream Road,
                                                                            Oakley, KS 67764                                      1
                                                -----------------------------------------------------------------------------------
                                                                                                    5655 Road #16,
                                                                                                    Goodland, KS 67735            1
                                                -----------------------------------------------------------------------------------
                                                                                                    32353 County Rd. 40,
                                                                                                    Burlington, CO 80805          2
                                                -----------------------------------------------------------------------------------
                                                                            7250 County Rd. HH,
                                                                            Flagler, CO 80815                                     1
                                                -----------------------------------------------------------------------------------
                                                                                                    1018 HIGHWAY 71,
                                                                                                    Woodrow, CO 80801             1
                                                -----------------------------------------------------------------------------------
                                                                                                    2598 S County Rd., 157,
                                                                                                    Strasburg, CO 80103           1
                                                -----------------------------------------------------------------------------------
DENVER, CO POP                                   910 15th St.,
                                                 Suite 716,
                                                 Denver, CO 80202                                                                 0
-----------------------------------------------------------------------------------------------------------------------------------
HERNDON-WASHINGTON DC         26        MF-LS
-----------------------------------------------------------------------------------------------------------------------------------
HERNDON, VA POP                                  520 and 524 Van Buren,
                                                 Herndon, VA, 22070                                                               1
                                                -----------------------------------------------------------------------------------
WASHINGTON, DC POP                               1220 L Street NW,
                                                 Suite 200,
                                                 Washington, DC, 2005                                                             0
-----------------------------------------------------------------------------------------------------------------------------------
DAYTONA BEACH-TAMPA          153        LEAF
-----------------------------------------------------------------------------------------------------------------------------------
DAYTONA BEACH, FL POP                            111 N. Seagrave,
                                                 Daytona Beach, FL 32114                                                          *
                                                -----------------------------------------------------------------------------------
                                                                                                    110 Collins Street,
                                                                                                    Sanford, FL 32754             1
                                                -----------------------------------------------------------------------------------
ORLANDO, FL POP                                  510 Columbia Street,
                                                 Orlando, FL 32805                                                                0
-----------------------------------------------------------------------------------------------------------------------------------


                                    Exhibit B-2, Page 3

-----------------------------------------------------------------------------------------------------------------------------------
                           ESTIMATED     TYPE        POP                        REGEN AND
ROUTE SEGMENT               MILES     OF FIBERS   LOCATIONS                 JUNCTION LOCATION      OP AMP LOCATIONS      # OF RACKS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    400 B Highway 17-92 South,
                                                                                                    Haines City, FL 33837         1
                                                -----------------------------------------------------------------------------------
                                                                                                    1075 Pine Chase Avenue,
                                                                                                    Lakeland, FL 33815            1
                                                -----------------------------------------------------------------------------------
TAMPA, FL POP                                    1700 N. 25th, Tampa, FL
                                                 33605                                                                            0
-----------------------------------------------------------------------------------------------------------------------------------
DENVER-SALT LAKE CITY        551        LEAF
-----------------------------------------------------------------------------------------------------------------------------------
DENVER, CO POP                                   910 15th St., Suite 716,
                                                 Denver, CO 80202                                                                 0
                                                -----------------------------------------------------------------------------------
                                                                                                    Platteville Op amp            1
                                                -----------------------------------------------------------------------------------
                                                                                                    Nunn Op amp                   1
                                                -----------------------------------------------------------------------------------
                                                                                                    Remount Op amp                1
                                                -----------------------------------------------------------------------------------
                                                                                                    W. Laramie Op amp             1
                                                -----------------------------------------------------------------------------------
                                                                            Wagonhound Regen                                      2
                                                -----------------------------------------------------------------------------------
                                                                                                    Sinclair Op amp               1
                                                -----------------------------------------------------------------------------------
                                                                                                    Echo Springs Op amp           1
                                                -----------------------------------------------------------------------------------
                                                                                                    Table Rock Op amp             1
                                                -----------------------------------------------------------------------------------
                                                                                                    S. Baxter Op amp              1
                                                -----------------------------------------------------------------------------------
                                                                            Little America Regen                                  2
                                                -----------------------------------------------------------------------------------
                                                                                                    Fort Bridger Op amp           1
                                                -----------------------------------------------------------------------------------
                                                                                                    Hilliard Flat Op amp          1
                                                -----------------------------------------------------------------------------------
                                                                                                    Wanship Op amp                1
                                                -----------------------------------------------------------------------------------
SALT LAKE CITY, UT POP                           5035 Harold Gatty Drive,
                                                 Salt Lake City, UT 84116                                                         1
-----------------------------------------------------------------------------------------------------------------------------------
JACKSONVILLE-MIAMI           330        SMF-28
-----------------------------------------------------------------------------------------------------------------------------------
JACKSONVILLE, FL POP                             608 W. Adams St.,                                                                *
                                                 Jacksonville, FL 32204
                                                -----------------------------------------------------------------------------------
                                                                                                    Dupont Center, Fl,
                                                                                                    St Augustine, FL              2
                                                -----------------------------------------------------------------------------------
DAYTONA BEACH, FL POP                            111 N. Seagrave,
                                                 Daytona Beach, FL 32114                                                          1
                                                -----------------------------------------------------------------------------------
                                                                                                    Titusville, Fl,
                                                                                                    Titusville, FL 33142          1
                                                -----------------------------------------------------------------------------------
MELBOURNE, FL POP                                1110 Line Street,
                                                 Melbourne, FL 32901                                                              1
                                                -----------------------------------------------------------------------------------
                                                                                                    Viking, Fl, Vero Beach, FL    2
                                                -----------------------------------------------------------------------------------
                                                                                                    Port Salerno, Fl, Stuart, FL  1
                                                -----------------------------------------------------------------------------------
WEST PALM BEACH, FL POP                          410 Hampton Rd.,
                                                 West Palm Beach, FL 33405                                                        1
                                                -----------------------------------------------------------------------------------
FT. LAUDERDALE, FL POP                           220 NW 2nd St.,
                                                 Ft. Lauderdale, FL 33316                                                         1
                                                -----------------------------------------------------------------------------------
MIAMI, FL POP                                    2115 NW 22nd Street,
                                                 Miami, FL 33142                                                                  0
-----------------------------------------------------------------------------------------------------------------------------------
TALLAHASSEE-MIAMI            540        LEAF
-----------------------------------------------------------------------------------------------------------------------------------
TALLAHASSEE, FL POP                              1416 S. Adams,
                                                 Tallahassee, FL 32301                                                            1
                                                -----------------------------------------------------------------------------------
                                                                                                    Perry Op amp                  2
                                                -----------------------------------------------------------------------------------
                                                                                                    Cross City Op amp             1
                                                -----------------------------------------------------------------------------------
                                                                            Chiefland Regen                                       1
                                                -----------------------------------------------------------------------------------
                                                                                                    Crystal River Op amp          1
                                                -----------------------------------------------------------------------------------
                                                                                                    Brooksville Co Op amp         1
                                                -----------------------------------------------------------------------------------
TAMPA, FL POP                                    1700 N. 25th,
                                                 Tampa, FL 33605                                                                  0
                                                -----------------------------------------------------------------------------------
                                                                                                    Wimauma Co Op amp             1
                                                -----------------------------------------------------------------------------------
                                                                                                    Zolfo Springs Op amp          1
                                                -----------------------------------------------------------------------------------
                                                                                                    Arcadia Op amp                2
                                                -----------------------------------------------------------------------------------
FT. MYERS, FL POP                                1523 Seaboard,
                                                 Ft. Myers, FL 33916                                                              1
                                                -----------------------------------------------------------------------------------
                                                                                                    Labell Op amp                 1
                                                -----------------------------------------------------------------------------------
                                                                                                    Belle Glade Op amp            1
                                                -----------------------------------------------------------------------------------
                                                                                                    Weston Op amp                 1
-----------------------------------------------------------------------------------------------------------------------------------

                                    Exhibit B-2, Page 4

-----------------------------------------------------------------------------------------------------------------------------------
                           ESTIMATED     TYPE        POP                        REGEN AND
ROUTE SEGMENT               MILES     OF FIBERS   LOCATIONS                 JUNCTION LOCATION      OP AMP LOCATIONS      # OF RACKS
-----------------------------------------------------------------------------------------------------------------------------------
MIAMI, FL POP                                    2115 NW 22nd Street,
                                                 Miami, FL 33142                                                                  0
-----------------------------------------------------------------------------------------------------------------------------------
WASHINGTON DC-NEW YORK CITY  336        LEAF
-----------------------------------------------------------------------------------------------------------------------------------
WASHINGTON, DC POP                               1220 L Street NW,
                                                 Suite 200,
                                                 Washington, DC 20005                                                             0
                                                -----------------------------------------------------------------------------------
                                                                                                    Ellicot City Sta 190 Op amp   1
                                                -----------------------------------------------------------------------------------

BALTIMORE, MD POP                                One Market Square,
                                                 300 W. Lexington,
                                                 Baltimore, MD 21201                                                              1
                                                -----------------------------------------------------------------------------------
                                                                                                    Woodbin Sta 195 Op amp        2
                                                -----------------------------------------------------------------------------------
                                                                                                    Bacton Sta 200 Op amp         1
                                                -----------------------------------------------------------------------------------
PHILADELPHIA, PA POP                             2401 Locust St.,
                                                 4th Fl.,                                                                         0
                                                -----------------------------------------------------------------------------------
                                                 Suite 400,
                                                 Philadelphia, PA 19103
                                                -----------------------------------------------------------------------------------
                                                                                                    Willingboro Op amp            1
                                                -----------------------------------------------------------------------------------
                                                                                                    Jamesburg Op amp              1
                                                -----------------------------------------------------------------------------------
NEWARK, NJ POP                                   165 Halsey St.,                                                                  1
                                                 Suite 625,
                                                 Newark, NJ 07102
                                                -----------------------------------------------------------------------------------
NEW YORK CITY, NY POP                            601 W 26th Street,
                                                 6th floor,
                                                 New York, NY 10011                                                               0
-----------------------------------------------------------------------------------------------------------------------------------
HERNDON-MANASSAS              28        MF-LS
-----------------------------------------------------------------------------------------------------------------------------------
HERNDON POP                                      520 and 524 Van Buren,
                                                 Herndon, VA, 22070                                                               *
                                                -----------------------------------------------------------------------------------
MANNASSAS JUNCTION                                                          10699 Piperlane,
                                                                            Manassas, VA                                          *
-----------------------------------------------------------------------------------------------------------------------------------
NEW ORLEANS-TALLAHASSEE      469        LEAF
-----------------------------------------------------------------------------------------------------------------------------------
NEW ORLEANS, LA POP                              Poydrous Plaza, 639
                                                 Loyola Ave,
                                                 Suite 2020,
                                                 New Orleans, LA 70113                                                            1
                                                -----------------------------------------------------------------------------------
                                                                                                    White Kitchen 46532 Hwy 90,
                                                                                                    Slidell, LA 70461             1
                                                -----------------------------------------------------------------------------------
                                                                                                    Harrison Co
                                                                                                    13343 Cable Bridge Rd.,
                                                                                                    Pass Christian, MS 39571      1
                                                -----------------------------------------------------------------------------------
                                                                            Jackson Co.,
                                                                            11151 Oneal Rd.,
                                                                            Van Cleave, MS 39565                                  1
                                                -----------------------------------------------------------------------------------
                                                                                                    Miller Creek, 3735
                                                                                                    Newman Rd.,
                                                                                                    Mobile, AL 36695              2
                                                -----------------------------------------------------------------------------------
MOBILE, AL POP                                   50 N. Lawrence Street,
                                                 Mobile, AL 36602                                                                 1
                                                -----------------------------------------------------------------------------------
                                                                                                    Robertsdale, 2
                                                                                                    2154 US Hwy 90,
                                                                                                    Robertsdale, AL 36567         1
                                                -----------------------------------------------------------------------------------
PENSACOLA, FL POP                                221 N. Baylen Street,
                                                 Pensacola, FL 32501                                                              1
                                                -----------------------------------------------------------------------------------
                                                                                                    Santa Rosa,
                                                                                                    10955 Hwy 90,
                                                                                                    Harold, FL32583               1
                                                -----------------------------------------------------------------------------------
                                                                                                    Alpine Heights
                                                                                                    35 Wells Street,
                                                                                                    DeFuniak Springs, FL 32433    2
                                                -----------------------------------------------------------------------------------
                                                                            Dismal Creek,
                                                                            9926 State Hwy 20 E,
                                                                            Ponce DeLeon,
                                                                            FL 32455                                              1
                                                -----------------------------------------------------------------------------------
                                                                                                    Juniper Creek, 12440 E
                                                                                                    Hwy 20, Youngstown, FL 32466  1
                                                -----------------------------------------------------------------------------------
                                                                                                    Hosford, Hosford,
                                                                                                    FL 32334                      1
-----------------------------------------------------------------------------------------------------------------------------------

                                    Exhibit B-2, Page 5

-----------------------------------------------------------------------------------------------------------------------------------
                           ESTIMATED     TYPE        POP                        REGEN AND
ROUTE SEGMENT               MILES     OF FIBERS   LOCATIONS                 JUNCTION LOCATION      OP AMP LOCATIONS      # OF RACKS
-----------------------------------------------------------------------------------------------------------------------------------
TALLAHASSEE, FL POP                              1416 S. Adams,
                                                 Tallahassee, FL 32301                                                            *
-----------------------------------------------------------------------------------------------------------------------------------
BOSTON-ALBANY                183        LEAF
-----------------------------------------------------------------------------------------------------------------------------------
BOSTON, MA POP                                   One Summer Street,
                                                 Boston, MA 02110                                                                 0
                                                -----------------------------------------------------------------------------------
WORCESTER, MA POP                                Worcester, MA -
                                                 Pending                                                                          1
                                                -----------------------------------------------------------------------------------
SPRINGFIELD, MA POP                              One Federal Street,
                                                 Bldg 104B,
                                                 Springfield, MA 01105                                                            1
                                                -----------------------------------------------------------------------------------
                                                                                                    Lee Op amp                    1
                                                -----------------------------------------------------------------------------------
ALBANY, NY POP                                   194 Washington Ave.,
                                                 5th Fl., Suite 502,
                                                 Albany, NY 12210                                                                 2
-----------------------------------------------------------------------------------------------------------------------------------
CLEVELAND-NEW YORK CITY      562        LEAF
-----------------------------------------------------------------------------------------------------------------------------------
CLEVELAND, OH POP                                RF Keith Bldg,
                                                 1621 Euclid Ave.,
                                                 Suite 522,
                                                 Cleveland, OH 44115                                                              1
                                                -----------------------------------------------------------------------------------
                                                                                                    Montville Op amp              2
                                                -----------------------------------------------------------------------------------
                                                                                                    Monroe Op amp                 1
                                                -----------------------------------------------------------------------------------
                                                                            Waterford Regen                                       1
                                                -----------------------------------------------------------------------------------
                                                                                                    Dunkirk Op amp                1
                                                -----------------------------------------------------------------------------------
                                                                                                    Angola Op amp                 2
                                                -----------------------------------------------------------------------------------
                                                                            Buffalo Junction                                      1
                                                -----------------------------------------------------------------------------------
X BUFFALO, NY POP                                325 Deleware Ave.,
                                                 2nd Fl.,
                                                 Buffalo, NY 14202                                                                0
                                                -----------------------------------------------------------------------------------
                                                                                                    Batavia Op amp                1
                                                -----------------------------------------------------------------------------------
                                                                            Rochester Junction                                    1
                                                -----------------------------------------------------------------------------------
X ROCHESTER, NY POP                              One West Main St.,
                                                 Suite 610,
                                                 Rochester, NY 14614                                                              0
                                                -----------------------------------------------------------------------------------
                                                                                                    Waterloo Op amp               1
                                                -----------------------------------------------------------------------------------
                                                                            Salina Junction                                       2
                                                -----------------------------------------------------------------------------------
X SYRACUSE, NY POP                               2 Clinton Square,
                                                 Suite L-40,
                                                 Syracuse, NY 13202                                                               0
                                                -----------------------------------------------------------------------------------
                                                                                                    Westmoreland Op amp           1
                                                -----------------------------------------------------------------------------------
                                                                                                    Danube Op amp                 1
                                                -----------------------------------------------------------------------------------
                                                                                                    Florida Op amp                1
                                                -----------------------------------------------------------------------------------
                                                                            Albany Junction                                       1
                                                -----------------------------------------------------------------------------------
X ALBANY, NY POP                                 194 Washington Ave.,
                                                 5th Fl, Suite 502,
                                                 Albany, NY 12210                                                                 *
-----------------------------------------------------------------------------------------------------------------------------------
LOS ANGELES-RIVERSIDE         65        LEAF
-----------------------------------------------------------------------------------------------------------------------------------
LOS ANGELES, CA POP                              One Wilshire Bldg.,
                                                 624 South Grand,
                                                 Suite 1706,
                                                 Los Angeles, CA 90017                                                            0
                                                -----------------------------------------------------------------------------------
                                                                                                    Pamona Op amp                 1
                                                -----------------------------------------------------------------------------------
RIVERSIDE, CA POP                                1550 Malborough Avenue,
                                                 Riverside, CA 92507                                                              1
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSIDE-HOUSTON            1709       LEAF
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSIDE, CA POP                                1550 Malborough Avenue,
                                                 Riverside, CA 92507                                                              *
                                                -----------------------------------------------------------------------------------
                                                                                                    Banning Op amp                1
                                                -----------------------------------------------------------------------------------
                                                                                                    Indio Op amp                  2
                                                -----------------------------------------------------------------------------------
                                                                                                    Mortmar Op amp                1
                                                -----------------------------------------------------------------------------------
                                                                                                    Flowing Well Op amp           1
                                                -----------------------------------------------------------------------------------
                                                                            Sidewinder regen                                      1
                                                -----------------------------------------------------------------------------------
                                                                                                    Ligurta Op amp                1
                                                -----------------------------------------------------------------------------------
                                                                                                    Growler Op amp                2
                                                -----------------------------------------------------------------------------------
                                                                                                    Hyder Op amp                  1
                                                -----------------------------------------------------------------------------------
                                                                                                    Palo Verde Op amp             1
-----------------------------------------------------------------------------------------------------------------------------------


                                    Exhibit B-2, Page 6

-----------------------------------------------------------------------------------------------------------------------------------
                           ESTIMATED     TYPE        POP                        REGEN AND
ROUTE SEGMENT               MILES     OF FIBERS   LOCATIONS                 JUNCTION LOCATION      OP AMP LOCATIONS      # OF RACKS
-----------------------------------------------------------------------------------------------------------------------------------
PHOENIX, AZ POP                                  17 E. Virginia, Phoenix,
                                                 AZ 85004                                                                         1
                                                -----------------------------------------------------------------------------------
                                                                                                    Queen Creek Op amp            1
                                                -----------------------------------------------------------------------------------
                                                                                                    Red Rock Op amp               2
                                                -----------------------------------------------------------------------------------
TUCSON, AZ POP                                   135 North 6th Ave.,                                                              1
                                                -----------------------------------------------------------------------------------
                                                 Tucson, AZ 85701
                                                -----------------------------------------------------------------------------------
                                                                                                    Mescal Op amp                 1
                                                -----------------------------------------------------------------------------------
                                                                                                    Dragoon Op amp                1
                                                -----------------------------------------------------------------------------------
                                                                                                    Luzena Op amp                 1
                                                -----------------------------------------------------------------------------------
                                                                                                    Road Forks Op amp             2
                                                -----------------------------------------------------------------------------------
                                                                            Separ Regen                                           1
                                                -----------------------------------------------------------------------------------
                                                                                                    Carne Op amp                  1
                                                -----------------------------------------------------------------------------------
                                                                                                    Afton Op amp                  1
                                                -----------------------------------------------------------------------------------
EL PASO, TX POP                                  501 W. Overland Ave.,
                                                 El Paso, TX 79901                                                                1
                                                -----------------------------------------------------------------------------------
                                                                                                    Op Amp 18 @ Tornillo          2
                                                -----------------------------------------------------------------------------------
                                                                                                    1291 Lasca Rd.,
                                                                                                    Fort Hancock, TX 79839        1
                                                -----------------------------------------------------------------------------------
                                                                                                    428 Guest Ranch,
                                                                                                     Hot Wells, TX 79851          1
                                                -----------------------------------------------------------------------------------
                                                                            14338 US Hwy 90,
                                                                            Valentine, TX 79854                                   1
                                                -----------------------------------------------------------------------------------
                                                                                                    1500 W San Antonio,
                                                                                                    Marfa, TX 79843               1
                                                -----------------------------------------------------------------------------------
                                                                                                    22313 US Hwy 90,
                                                                                                    Alpine, TX 79830              2
                                                -----------------------------------------------------------------------------------
                                                                                                    38372 US Hwy 90,
                                                                                                    Marathon, TX 79842            1
                                                -----------------------------------------------------------------------------------
                                                                            538 E Hwy 90,
                                                                            Sanderson, TX 79848                                   1
                                                -----------------------------------------------------------------------------------
                                                                                                    4297 E US Hwy 90,
                                                                                                    Langtry, TX 78871             1
                                                -----------------------------------------------------------------------------------
                                                                                                    33838 US Hwy 90W,
                                                                                                    Cornstock, TX 78837           1
                                                -----------------------------------------------------------------------------------
                                                                                                    4256 US Hwy 90E,
                                                                                                    Del Rio, TX 78841             2
                                                -----------------------------------------------------------------------------------
                                                                            15402 US Hwy 90E,
                                                                            Brackettville, TX 98883                               1
                                                -----------------------------------------------------------------------------------
                                                                                                    61 C.R. 305,
                                                                                                    Knippa, TX 78870              1
                                                -----------------------------------------------------------------------------------
                                                                                                    3280 C.R. 4514
                                                                                                    Devine, TX 780116             1
                                                -----------------------------------------------------------------------------------
SAN ANTONIO, TX POP                              1203 N. Frio,
                                                 San Antonio, TX 78207                                                            1
                                                -----------------------------------------------------------------------------------
                                                                                                    3004 FM 1104,
                                                                                                    Kingsbury, TX 78838           2
                                                -----------------------------------------------------------------------------------
AUSTIN, TX POP                                   500 Chicon Street,
                                                 Austin, TX 78702                                                                 1
                                                -----------------------------------------------------------------------------------
                                                                                                    2528 Hwy 290E,
                                                                                                    McDade, TX 78850              1
                                                -----------------------------------------------------------------------------------
                                                                                                    55 Wildflower Rd,
                                                                                                    Brenham, TX 77833             1
                                                -----------------------------------------------------------------------------------
                                                                                                    20805 FM 362,
                                                                                                    Waller, TX 77484              1
                                                -----------------------------------------------------------------------------------
HOUSTON, TX POP                                  1124 Hardy Street,
                                                 Houston, TX 77020                                                                0
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSIDE-SAN DIEGO LOOP     220        LEAF
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSIDE, CA POP                                1550 Malborough Avenue,
                                                 Riverside, CA 92507                                                              *
                                                -----------------------------------------------------------------------------------
                                                                                                    Hemet Op amp                  1
                                                -----------------------------------------------------------------------------------
                                                                                                    Mesa Rock Op amp              1
                                                -----------------------------------------------------------------------------------
SAN DIEGO, CA POP                                Kearney Mesa Complex,                                                            0
                                                -----------------------------------------------------------------------------------
                                                 8923 Complex Drive,
                                                 San Diego, CA 92123
------------------------------------------------------------------------------------------------------------------------------------


                                    Exhibit B-2, Page 7

-----------------------------------------------------------------------------------------------------------------------------------
                           ESTIMATED     TYPE        POP                        REGEN AND
ROUTE SEGMENT               MILES     OF FIBERS   LOCATIONS                 JUNCTION LOCATION      OP AMP LOCATIONS      # OF RACKS
-----------------------------------------------------------------------------------------------------------------------------------
HOUSTON-DALLAS               250        LEAF
-----------------------------------------------------------------------------------------------------------------------------------
HOUSTON, TX  POP                                 1124 Hardy Street,
                                                 Houston, TX 77020                                                                0
                                                -----------------------------------------------------------------------------------
                                                                                                    Waller Op amp                 1
                                                -----------------------------------------------------------------------------------
                                                                                                    Millican Op amp               1
                                                -----------------------------------------------------------------------------------
                                                                            Hearne Regen                                          1
                                                -----------------------------------------------------------------------------------
                                                                                                    Reagan Op amp                 1
                                                -----------------------------------------------------------------------------------
                                                                            Waco Junction                                         2
                                                -----------------------------------------------------------------------------------
                                                                                                    Hillsboro Op amp              1
                                                -----------------------------------------------------------------------------------
                                                                                                    Venus Op amp                  1
                                                -----------------------------------------------------------------------------------
DALLAS, TX POP                                   400 South Akard,
                                                 Dallas, TX                                                                       0
-----------------------------------------------------------------------------------------------------------------------------------
DALLAS-KANSAS CITY           484        LEAF
-----------------------------------------------------------------------------------------------------------------------------------
DALLAS, TX POP                                   400 South Akard,
                                                 Dallas, TX                                                                       0
                                                -----------------------------------------------------------------------------------
                                                                                                    Denton Op amp                 1
                                                -----------------------------------------------------------------------------------
                                                                                                    Thackerville Op amp           1
                                                -----------------------------------------------------------------------------------
                                                                            Springer Regen                                        1
                                                -----------------------------------------------------------------------------------
                                                                                                    Byars Op amp                  1
                                                -----------------------------------------------------------------------------------
                                                                                                    Swawnee Op amp                2
                                                -----------------------------------------------------------------------------------
                                                                                                    Drumright Op amp              1
                                                -----------------------------------------------------------------------------------
TULSA, OK POP                                    Tulsa, OK - Pending                                                              1
                                                -----------------------------------------------------------------------------------
                                                                                                    Barnsdall Op amp              1
                                                -----------------------------------------------------------------------------------
                                                                                                    Tyro Op amp                   1
                                                -----------------------------------------------------------------------------------
                                                                                                    Chanute Op amp                2
                                                -----------------------------------------------------------------------------------
                                                                                                    Selma Station Op amp          1
                                                -----------------------------------------------------------------------------------
                                                                                                    Spring Hill Op amp            1
                                                -----------------------------------------------------------------------------------
KANSAS CITY, MO POP                              The Bryant Bldg.,
                                                 1102 Grand Ave. #300,
                                                 Kansas City, MO 64106                                                            0
-----------------------------------------------------------------------------------------------------------------------------------
KANSAS CITY-ST. LOUIS        270        LEAF
-----------------------------------------------------------------------------------------------------------------------------------
KANSAS CITY, MO POP                              The Bryant Bldg.,
                                                 1102 Grand Ave. #300,
                                                 Kansas City, MO 64106                                                            0
                                                -----------------------------------------------------------------------------------
                                                                                                    Elm Op amp                    1
                                                -----------------------------------------------------------------------------------
                                                                                                    Valley City Op amp            1
                                                -----------------------------------------------------------------------------------
                                                                                                    Pilot Grove Op amp            2
                                                -----------------------------------------------------------------------------------
COLUMBIA, MO POP                                 3320 Falling Leaf Lane,
                                                 Columbia, MO 65201                                                               1
                                                -----------------------------------------------------------------------------------
                                                                                                    Centralia Station Op amp      1
                                                -----------------------------------------------------------------------------------
                                                                                                    Buell Op amp                  1
                                                -----------------------------------------------------------------------------------
                                                                            Maryknoll Regen                                       2
                                                -----------------------------------------------------------------------------------
ST. LOUIS, MO POP                                900 Walnut Street,
                                                 Suite 124,
                                                 St. Louis, MO 63102                                                              1
-----------------------------------------------------------------------------------------------------------------------------------
HOUSTON-ATLANTA (2)          1000       LEAF
-----------------------------------------------------------------------------------------------------------------------------------
HOUSTON, TX POP                                  1124 Hardy Street,
                                                 Houston, TX 77020                                                                0
                                                -----------------------------------------------------------------------------------
                                                                                                    33902 Huffman-Cleveland R,    1
                                                -----------------------------------------------------------------------------------
                                                                                                    Porter, TX 77336
                                                                                                    Hwy 105 West,                 1
                                                -----------------------------------------------------------------------------------
                                                                                                    Sour Lake, TX 77659
                                                                                                    Hwy 62 South, Buna, TX 77612  1
                                                -----------------------------------------------------------------------------------
                                                                            17329 Hwy
                                                                            171 North,
                                                                            Ragley, LA 70657                                      1
                                                -----------------------------------------------------------------------------------
                                                                                                    1919 Hunter Rd.,              2
                                                                                                    Basile, LA 70515
                                                -----------------------------------------------------------------------------------
                                                                                                    2343 Hwy 359,
                                                                                                    Port Barre, LA 70589          1
                                                -----------------------------------------------------------------------------------
                                                                            Zachary JCT                                           1
                                                -----------------------------------------------------------------------------------


                                    Exhibit B-2, Page 8

-----------------------------------------------------------------------------------------------------------------------------------
                           ESTIMATED     TYPE        POP                        REGEN AND
ROUTE SEGMENT               MILES     OF FIBERS   LOCATIONS                 JUNCTION LOCATION      OP AMP LOCATIONS      # OF RACKS
-----------------------------------------------------------------------------------------------------------------------------------
XX SPUR TO BATON ROUGE,
   LA AND NEW ORLEANS                            445 N. Blvd.,                                                                    1
                                                 Suite 600,
                                                 Baton Rouge, LA 70802                                                            1
                                                -----------------------------------------------------------------------------------
                                                                                                    Reserve, LA                   2
                                                -----------------------------------------------------------------------------------
XX NEW ORLEANS, LA POP                           639 Loyola Ave.,
                                                 Suite 2020,
                                                 New Orleans, LA 70113                                                            *
                                                -----------------------------------------------------------------------------------
                                                                                                    Hwy 43 North,
                                                                                                    Greensburg, LA 70441          0
                                                -----------------------------------------------------------------------------------
                                                                                                    967 Hwy 583,
                                                                                                    Tylertown, MS 39667           0
                                                -----------------------------------------------------------------------------------
                                                                            Siminary JCT
XX SPUR TO JACKSON, MS                                                      3498 Simpson Hwt 49,
                                                                            Mendenhall, MS 39114                                  0
                                                -----------------------------------------------------------------------------------
XX JACKSON, MS POP                               Capitol Bldg, 111 E.
                                                 Capitol St. Suite 248,
                                                 Jackson, MS 39201                                                                0
                                                -----------------------------------------------------------------------------------
                                                                                                    1666 Bonner Road,
                                                                                                    Laurel, MS 39477              0
                                                -----------------------------------------------------------------------------------
                                                                                                    240 Vyvx Lane,
                                                                                                    Quitman, MS                   0
                                                -----------------------------------------------------------------------------------
                                                                                                    Hwy 69 South,
                                                                                                    Linden, AL 36763              0
                                                -----------------------------------------------------------------------------------
                                                                                                    1713 County Road 179,
                                                                                                    Selma, AL 36724               0
                                                -----------------------------------------------------------------------------------
                                                                            Clanton JCT
XX SPUR TO BIRMINGHAM, AL                                                   157 County Road 95,
                                                                            Calera, AL 35041                                      0
                                                -----------------------------------------------------------------------------------
XX BIRMINGHAM, AL POP                            2001 Park Place
                                                 Towers North,                                                                    0
                                                -----------------------------------------------------------------------------------
                                                 Suite 102,
                                                 Birmingham, AL 35203
                                                -----------------------------------------------------------------------------------
                                                                                                    25 Highway 9,
                                                                                                    Alexander City, AL 35089      0
                                                -----------------------------------------------------------------------------------
                                                                                                    1140 County Rd 41,
                                                                                                    Wadley, AL 36276              0
                                                -----------------------------------------------------------------------------------
                                                                                                    Newnan, GA                    0
                                                -----------------------------------------------------------------------------------
ATLANTA, GA POP                                  874 Dekalb Avenue,
                                                 Atlanta, GA 30307                                                                0
-----------------------------------------------------------------------------------------------------------------------------------
SAN FRANCISCO-SANTA CLARA     48        LEAF
-----------------------------------------------------------------------------------------------------------------------------------
SAN FRANCISCO, CA POP                            200 Paul St., 4th Fl.,
                                                 San Francisco, CA 94107                                                          0
                                                -----------------------------------------------------------------------------------
SANTA CLARA, CA POP                              3045 Raymond Street,
                                                 Santa Clara, CA, 95054                                                           0
-----------------------------------------------------------------------------------------------------------------------------------
SACRAMENTO-SAN FRANCISCO     114        LEAF
-----------------------------------------------------------------------------------------------------------------------------------
SACRAMENTO, CA POP                               1005 North B Strret,
                                                 Sacramento, CA                                                                   0
                                                -----------------------------------------------------------------------------------
                                                                                                    Creed Op amp                  1
                                                -----------------------------------------------------------------------------------
                                                                                                    Baypoint Op amp               1
                                                -----------------------------------------------------------------------------------
OAKLAND, CA POP                                  1331 Harrison St.,
                                                 Oakland, CA 94612                                                                0
                                                -----------------------------------------------------------------------------------
SAN FRANCISCO, CA POP                            200 Paul St., 4th Floor,
                                                 San Francisco, CA 94107                                                          0
-----------------------------------------------------------------------------------------------------------------------------------
CHICAGO-CLEVELAND            350        LEAF
-----------------------------------------------------------------------------------------------------------------------------------
CHICAGO, IL POP                                  2101 Roberts Drive,
                                                 Chicago (Broadview),
                                                 IL 60153                                                                         0
                                                -----------------------------------------------------------------------------------
                                                                                                    Op Amp 1                      1
                                                -----------------------------------------------------------------------------------
                                                                                                    Op Amp 2                      1
                                                -----------------------------------------------------------------------------------
SOUTH BEND, IN POP                               South Bend,
                                                 IN - Pending                                                                     1
                                                -----------------------------------------------------------------------------------
                                                                                                    Op Amp 3                      2
                                                -----------------------------------------------------------------------------------
                                                                                                    Op Amp 4                      1
                                                -----------------------------------------------------------------------------------
                                                                            Regen 1                                               1
                                                -----------------------------------------------------------------------------------
                                                                                                    Op Amp 5                      1
                                                -----------------------------------------------------------------------------------
                                                                                                    Op Amp 6                      2
                                                -----------------------------------------------------------------------------------
TOLEDO, OH POP                                   639 Oliver St.,
                                                 Toledo, OH 43609                                                                 1
                                                -----------------------------------------------------------------------------------
                                                                                                    Op Amp 7                      1
                                                -----------------------------------------------------------------------------------
                                                                                                    Op Amp 8                      1
                                                -----------------------------------------------------------------------------------
CLEVELAND, OH POP                                2215 East 14th Street,
                                                 Cleveland, OH 44115                                                              0
-----------------------------------------------------------------------------------------------------------------------------------


                                    Exhibit B-2, Page 9

-----------------------------------------------------------------------------------------------------------------------------------
                           ESTIMATED     TYPE        POP                        REGEN AND
ROUTE SEGMENT               MILES     OF FIBERS   LOCATIONS                 JUNCTION LOCATION      OP AMP LOCATIONS      # OF RACKS
-----------------------------------------------------------------------------------------------------------------------------------
FREMONT-OAKLAND               27        LEAF
-----------------------------------------------------------------------------------------------------------------------------------
FREMONT JUNCTION                                                            Junction 1                                            1
                                                -----------------------------------------------------------------------------------
OAKLAND POP                                      1330 Broadway,
                                                 Oakland, CA                                                                      *
-----------------------------------------------------------------------------------------------------------------------------------
FREMONT-SANTA CLARA           24        LEAF
-----------------------------------------------------------------------------------------------------------------------------------
FREMONT JUNCTION                                                            Junction 1                                            *
                                                -----------------------------------------------------------------------------------
SANTA CLARA POP                                  3045 Raymond Street,
                                                 Santa Clara, CA 95054                                                            0
-----------------------------------------------------------------------------------------------------------------------------------
FREMONT-MODESTO               93        LEAF
-----------------------------------------------------------------------------------------------------------------------------------
FREMONT JUNCTION                                                            Junction 1                                            *
                                                -----------------------------------------------------------------------------------
                                                                                                    Opamp 1                       1
                                                -----------------------------------------------------------------------------------
MODESTO POP                                      13th & M Street,
                                                 Modesto, CA 95354                                                                1
-----------------------------------------------------------------------------------------------------------------------------------
NYC-BOSTON                   265        LEAF                  6                          0                          1
-----------------------------------------------------------------------------------------------------------------------------------
NYC POP                                          601 W. 26th Street,
                                                 6th floor,
                                                 New York, NY 10011                                                               0
                                                -----------------------------------------------------------------------------------
STAMFORD POP                                     86 Viaduct Road,
                                                 Stamford, CT, 06907                                                              1
                                                -----------------------------------------------------------------------------------
NEW HAVEN POP                                    54 Meadow Street,
                                                 New Haven, CT 06519                                                              1
                                                -----------------------------------------------------------------------------------
HARTFORD POP                                     300 Windsor Street,
                                                 Hartford, CT 06120                                                               2
                                                -----------------------------------------------------------------------------------
                                                                                                    Op Amp 1                      1
                                                -----------------------------------------------------------------------------------
PROVIDENCE POP                                   546 Atwells Ave.,
                                                 Providence, RI 02904                                                             1
                                                -----------------------------------------------------------------------------------
BOSTON POP                                       One Summer Street,
                                                 Boston, MA 02110                                                                 0
-----------------------------------------------------------------------------------------------------------------------------------
SEATTLE-PORTLAND             220        LEAF
-----------------------------------------------------------------------------------------------------------------------------------
SEATTLE, WA  POP                                 1501 5th Avenue,
                                                 Seattle, WA 98101                                                                0
                                                -----------------------------------------------------------------------------------
                                                                                                    Puyallup Op amp               1
                                                -----------------------------------------------------------------------------------
                                                                                                    Centralia Op amp              1
                                                -----------------------------------------------------------------------------------
                                                                                                    Kalama Op amp                 1
                                                -----------------------------------------------------------------------------------
                                                                                                    Op amp                        1
                                                -----------------------------------------------------------------------------------
PORLAND, OR POP                                  707 SW Washington St.,
                                                 4th ., Suite 410,
                                                 Portland, OR 97205                                                               0
-----------------------------------------------------------------------------------------------------------------------------------
PORTLAND-SACRAMENTO          688        LEAF
-----------------------------------------------------------------------------------------------------------------------------------
PORTLAND, OR POP                                 707 SW Washington St.,
                                                 4th Fl., Suite 410,
                                                 Portland, OR 97205                                                               *
                                                -----------------------------------------------------------------------------------
                                                                                                    Salem Op amp                  1
                                                -----------------------------------------------------------------------------------
                                                                                                    Shedd Op amp                  1
                                                -----------------------------------------------------------------------------------
                                                                            Jasper Junction                                       1
                                                -----------------------------------------------------------------------------------
                                                                                                    Oakridge Op amp               1
                                                -----------------------------------------------------------------------------------
                                                                                                    Chlmult Op amp                2
                                                -----------------------------------------------------------------------------------
                                                                            Chiloquin Regen                                       1
                                                -----------------------------------------------------------------------------------
                                                                                                    Klamath Falls Op amp          1
                                                -----------------------------------------------------------------------------------
                                                                                                    Tionesta Op amp               1
                                                -----------------------------------------------------------------------------------
                                                                            Fall River Regen                                      1
                                                -----------------------------------------------------------------------------------
                                                                                                    Oak Run Op amp                2
                                                -----------------------------------------------------------------------------------
                                                                                                    Red Bluff Op amp              1
                                                -----------------------------------------------------------------------------------
                                                                            West Chico Regen                                      1
                                                -----------------------------------------------------------------------------------
                                                                                                    Biggs Op amp                  1
                                                -----------------------------------------------------------------------------------
                                                                                                    Robbins Op amp                1
                                                -----------------------------------------------------------------------------------
SACRAMENTO, CA POP                               1005 North B Strret,
                                                 Sacramento, CA                                                                   0
-----------------------------------------------------------------------------------------------------------------------------------


                                    Exhibit B-2, Page 10

-----------------------------------------------------------------------------------------------------------------------------------
                           ESTIMATED     TYPE        POP                        REGEN AND
ROUTE SEGMENT               MILES     OF FIBERS   LOCATIONS                 JUNCTION LOCATION      OP AMP LOCATIONS      # OF RACKS
-----------------------------------------------------------------------------------------------------------------------------------
SACRAMNTO-SALT LAKE CITY     661        LEAF
-----------------------------------------------------------------------------------------------------------------------------------
SACRAMENTO, CA POP                               1005 North B Strret,
                                                 Sacramento, CA                                                                   0
                                                -----------------------------------------------------------------------------------
                                                                                                    Auburn alt Op amp             1
                                                -----------------------------------------------------------------------------------
                                                                                                    Blue Canyon Op amp            1
                                                -----------------------------------------------------------------------------------
                                                                                                    Truckee Op amp                2
                                                -----------------------------------------------------------------------------------
7RENO, NV POP                                    200 Gardener Street,
                                                 Reno, NV 89503                                                                   1
                                                -----------------------------------------------------------------------------------
                                                                                                    Hot Springs Flat Op amp       1
                                                -----------------------------------------------------------------------------------
                                                                                                    Lovelock Op amp               1
                                                -----------------------------------------------------------------------------------
                                                                            Mill City Regen                                       1
                                                -----------------------------------------------------------------------------------
                                                                                                    Golconda Butte Op amp         2
                                                -----------------------------------------------------------------------------------
                                                                                                    Snow Gulch Op amp             1
                                                -----------------------------------------------------------------------------------
                                                                                                    Dunphy T-S Op amp             1
                                                -----------------------------------------------------------------------------------
                                                                            Hunter / Elko Regen                                   1
                                                -----------------------------------------------------------------------------------
                                                                                                    Deeth Op amp                  1
                                                -----------------------------------------------------------------------------------
                                                                                                    Oasis Op amp                  2
                                                -----------------------------------------------------------------------------------
                                                                            Wndover Regen                                         1
                                                -----------------------------------------------------------------------------------
                                                                                                    Barro Op amp                  1
                                                -----------------------------------------------------------------------------------
                                                                                                    Timpie Op amp                 2
                                                -----------------------------------------------------------------------------------
SALT LAKE CITY, UT POP                           5035 Harold Gatty Drive,
                                                 Salt Lake City, UT 84116                                                         *
-----------------------------------------------------------------------------------------------------------------------------------
SACRAMENTO-LOS ANGELES       671        LEAF
-----------------------------------------------------------------------------------------------------------------------------------
SACRAMENTO, CA POP                               1005 North B Strret,
                                                 Sacramento, CA                                                                   0
                                                -----------------------------------------------------------------------------------
                                                                                                    Op Amp 1                      0
                                                -----------------------------------------------------------------------------------
                                                                                                    Op Amp 2                      0
                                                -----------------------------------------------------------------------------------
MODESTO, CA POP                                  1224 13th Street,                                                                *
                                                -----------------------------------------------------------------------------------
                                                 Modesto, CA 95354
                                                -----------------------------------------------------------------------------------
                                                                                                    Op Amp 3                      2
                                                -----------------------------------------------------------------------------------
                                                                                                    Op Amp 4                      1
                                                -----------------------------------------------------------------------------------
FRESNO, CA POP                                   364 W. Fallbrook Avenue,
                                                 Fresno, CA 93711                                                                 1
                                                -----------------------------------------------------------------------------------
                                                                                                    Op Amp 5                      1
                                                -----------------------------------------------------------------------------------
                                                                            Regen 1                                               2
                                                -----------------------------------------------------------------------------------
                                                                                                    Op Amp 6                      1
                                                -----------------------------------------------------------------------------------
BAKERSFIELD, CA POP                              2020 P Street Bakersfield,
                                                 CA 93301                                                                         1
                                                -----------------------------------------------------------------------------------
                                                                                                    Op Amp 7                      1
                                                -----------------------------------------------------------------------------------
                                                                                                    Op Amp 8                      2
                                                -----------------------------------------------------------------------------------
                                                                            Regen 2                                               1
                                                -----------------------------------------------------------------------------------
                                                                                                    Op Amp 9                      1
                                                -----------------------------------------------------------------------------------
                                                                                                    Op Amp 10                     1
                                                -----------------------------------------------------------------------------------
LOS ANGELES, CA POP                              One Wilshire Bldg.,
                                                 624 South Grand,
                                                 Suite 1706,
                                                 Los Angeles, CA 90017                                                            0
-----------------------------------------------------------------------------------------------------------------------------------


                                    Exhibit B-2, Page 11

-----------------------------------------------------------------------------------------------------------------------------------
                           ESTIMATED     TYPE        POP                        REGEN AND
ROUTE SEGMENT               MILES     OF FIBERS   LOCATIONS                 JUNCTION LOCATION      OP AMP LOCATIONS      # OF RACKS
-----------------------------------------------------------------------------------------------------------------------------------
ST. LOUIS-CHICAGO            339        LEAF
-----------------------------------------------------------------------------------------------------------------------------------
ST. LOUIS, MO POP                                The Valley Bldg.,
                                                 900 Walnut Street,
                                                 Suite 124,
                                                 St. Louis, MO 63102                                                              *
                                                -----------------------------------------------------------------------------------
                                                                                                    Worden Op amp                 1
                                                -----------------------------------------------------------------------------------
                                                                                                    Farmersville Op amp           1
                                                -----------------------------------------------------------------------------------
SPRINGFIELD, IL POP                              Springfield, IL - Pending                                                        1
                                                -----------------------------------------------------------------------------------
                                                                                                    Hartsburg Op amp              2
                                                -----------------------------------------------------------------------------------
PEORIA, IL POP                                   Peoria, IL - Pending                                                             1
                                                -----------------------------------------------------------------------------------
                                                                                                    Gridley Op amp                1
                                                -----------------------------------------------------------------------------------
                                                                                                    Dwight Op amp                 1
                                                -----------------------------------------------------------------------------------
                                                                                                    Plainfield Op amp             1
                                                -----------------------------------------------------------------------------------
CHICAGO, IL POP                                  2101 Roberts Drive,
                                                 Chicago (Broadview),
                                                 IL 60153                                                                         0
                                                -----------------------------------------------------------------------------------
TOTAL                      12,484                                                                                               320
                                                -----------------------------------------------------------------------------------

X  = TWO DIVERSE PATHS TO JUNCTION SITE
XX = SINGLE FIBER SPUR TO JUNCTION SITE
*  = POP RACK(S) COUNTED IN PREVIOUS ROUTE SEGMENT.


                                    Exhibit B-2, Page 12

                                  EXHIBIT B-3

                      COLLOCATION PROVISIONS (POP SITES)

1.   POP COLLOCATION SERVICES:

1.1  POP COLLOCATION SERVICES DESCRIPTION.

     "POP Collocation Services" are defined as the granting by Williams, subject to the terms and conditions below, of a license to Cogent to occupy, access and locate certain Cogent Equipment for the purpose of interconnecting the same with the Cogent Fibers or with Williams' telecommunications transmission network in Rack Spaces (hereafter defined) within Williams POPs which are located in premises ("Premises") currently owned or leased by Williams.

1.2  BASIC POP COLLOCATION SERVICES.

     Williams agrees to provide and Cogent agrees to accept and utilize for the Term of the Agreement, at the rates set forth below, POP Collocation Services as described in this Subsection 1.2 in each of the Williams POPs and for the number of Rack Spaces in each such site as listed and described in EXHIBIT B-2 of the Agreement (the "Basic POP Collocation Services"). Williams shall use commercially reasonable efforts to make Basic POP Collocation Service available no later than the dates set forth in EXHIBIT B-2.

     A "Rack Space" consists of floor space within the Premises adequate in size to contain a rack (outside dimensions measuring twenty-six inches (26") (width) x twenty-four inches (24") (depth) x seventy-eight inches (78") or eighty-four inches (84") (height)). Cogent shall supply its own cabinets and racks. All Rack Spaces provided hereunder shall include HVAC and 60 amps of -48v DC power.

     The total linear inches for Cogent Rack Space within each Williams' POP shall not exceed the sum of the number of Rack Spaces for the specified POP multiplied by twenty-six inches (26"). Williams agrees to use commercially reasonable efforts to make all Rack Spaces provided to Cogent within the same POP hereunder contiguous; provided, that Williams shall not be liable to Cogent if, despite making such commercially reasonable efforts, it is unable to so provide. In the event Rack Spaces provided in the same POP hereunder are non-contiguous, then Williams shall provide and install, at no cost or expense to Cogent, a dark fiber cross connect or "jumper" connecting such non-contiguous Rack Spaces.

     As a condition to Williams' obligation to provide the Basic POP Collocation Services described above, Cogent shall submit Williams' standard Collocation Service Request forms for each of the Williams' POPs listed in EXHIBIT B-2 within sixty (60) days after the Effective Date of the Agreement. In addition, within ten (10) days after receipt of signed and approved Collocation Service Orders from Williams, Cogent shall sign and return the same to Williams. Williams agrees to fully cooperate with Cogent in complying with the terms of this Section.



                              Exhibit B-3, Page 1

1.3  ADDITIONAL POP COLLOCATION SERVICES.

          A. PROCEDURES FOR REQUESTING ADDITIONAL POP COLLOCATION SERVICES. Cogent may request installation services, AC power or additional DC power, technical assistance or additional space or racks (collectively referred to as the "Additional POP Collocation Services") at any Williams POP. Additional POP Collocation Services shall be requested by completion and submission of the form included as Attachment II to this Exhibit (the "Collocation Service Request"). Williams shall notify Cogent within fifteen
     (15) business days (or thirty (30) days if additional Rack Space is requested) after receiving such Collocation Service Request, whether the requested services are available and, if they are, Williams' then current standard rates for the services requested. Cogent shall provide written notice to Williams confirming its request for such Additional POP Collocation Services at the quoted rates (and estimates, if applicable) prior to Williams providing such Additional POP Collocation Services. If upgrades or expansions to POPs or other Williams' facilities are necessary to accommodate Cogent's request, Williams may include the entire Cost of such upgrades or expansions in the Cost quoted to Cogent.

          B. CHARGES FOR ADDITIONAL POP COLLOCATION SERVICES. If Cogent chooses to receive Additional POP Collocation Services, Cogent shall pay any and all (initial and continuing) Costs reasonably incurred by Williams in providing such Additional POP Collocation Services or, if Williams has standard rates for such service, then at such standard rates. Recurring charges for Additional POP Collocation Services shall be specified in the Collocation Service Order. Upon at least thirty (30) days' notice to Cogent, Williams may adjust applicable charges related to Additional POP Collocation Services not specifically addressed in the Collocation Service Order once each calendar year to equal its then-current standard charges.

          C. Cogent's right to obtain Additional POP Collocation Services requested on a Collocation Service Request shall be subject to availability, as determined in Williams' sole discretion, and shall be provided at Williams' standard rates in effect at the time Cogent requests such services. Such rights to receive Additional POP Collocation Services hereunder shall be granted only by mutual execution of a collocation service order, an example of which is attached to this Exhibit as Attachment III (the "Collocation Service Order"). The Basic POP Collocation Services and Additional POP Collocation Services subsequently agreed to be provided by Williams hereunder shall be collectively referred to herein as the "POP Collocation Services".

          D. All Rack Space provided hereunder including, without limitation, the Rack Space provided as part of the Basic POP Collocation Services, shall be accepted by Cogent "as-is" and, except for the specifications set forth in this Exhibit or in the Agreement, Williams makes no representation as to the fitness of the space for Cogent's intended purpose. Cogent shall abide by the standard specifications as set forth in the Technical Specifications as attached hereto. No work related to POP Collocation Service shall commence until the Agreement, and if applicable, the Collocation Service Request and the relevant Collocation Service Order(s) are mutually executed.


                              Exhibit B-3, Page 2

1.4  INTERCONNECTION; CROSS-CONNECTS.

     EXHIBIT H governs interconnections and cross-connects within Williams'
POPs.

2.   COLLOCATION EFFECTIVE DATE:

     The "Collocation Effective Date" for Basic POP Collocation Services and Additional POP Collocation Services is defined as the date identified on the relevant Collocation Service Order as the date of POP Collocation Service delivery or, if later, the date upon which Williams delivers POP Collocation Service.

3.   COLLOCATION SERVICE TERM:

     The "Collocation Service Term" shall commence upon the Collocation Effective Date with respect to each POP and shall continue thereafter (i) for the Term of the Agreement (unless earlier terminated pursuant to the terms hereof), or (ii) for the duration specified within the relevant Collocation Service Order with respect to any Additional POP Collocation Services. Once the Collocation Effective Date has passed, Cogent must pay for the applicable POP Collocation Services through the end of the Collocation Service Term for the affected services, regardless of whether Cogent is actually using such services.

4.   RATES & CHARGES:

     Cogent shall pay Williams for POP Collocation Services rendered pursuant to this Exhibit charges consisting of the following:

4.1  SERVICE FEES.

          Cogent shall pay Williams Service Fees for the Basic POP Collocation Services in the amount of [*] per Rack
     Space per month throughout the Term (unless the Basic POP Collocation Services are earlier terminated pursuant to the terms hereof) commencing with respect to each POP listed on EXHIBIT B-2 on the Collocation Effective Date which rate includes thirty (30) amps of dual feed -48v DC power. Such rate shall apply to all Rack Space utilized in any Williams designated POP hereunder even where such POP is utilized by Cogent only as an optical amplifier, regenerator or junction site. The amount payable for Basic POP Collocation Services and any Additional POP Collocation Services shall be increased each year by two percent (2%) of the service fees payable for the immediately preceding annual period on a date selected by Williams. Cogent shall pay such amounts on or before the first day of each calendar month during the Term. Payments shall be prorated, as necessary, for the first and last months such charges apply.

          Service fees for Additional POP Collocation Service shall be payable on a monthly basis at the rates and in accordance with the terms of the applicable Collocation Service Order(s). Such service fees shall be payable in advance commencing on the Collocation Effective Date and on the first day of each calendar month thereafter during the applicable

[*] Indicates confidential treatment requested.

                              Exhibit B-3, Page 3

     Collocation Service Term. Such Service fees shall be increased annually in the same manner as provided in the preceding paragraph. Service fees for partial months shall be prorated.

4.2  INSTALLATION FEE.

          The installation fee is an amount to be invoiced Cogent as a one-time fee for POP Collocation Service installation consisting of charges associated with the initial installation of the POP Collocation Service. Installation fees shall be identified on the relevant Collocation Service Order if applicable. Notwithstanding the foregoing, such installation fees shall not be applicable to the Basic POP Collocation Services.

4.3  BUILD-OUT FEES.

          Build-out fees are one-time charges applicable to Additional POP Collocation Services rendered that are outside the standard collocation offering. Build-out fees are individually quoted and set forth on the applicable Collocation Service Order. Build-out fees are payable in full to Williams upon execution of a Collocation Service Order and no work will be performed by Williams or Cogent to build out space prior to Williams' receipt of said payment.

4.4  ANCILLARY CHARGES.

          Ancillary charges related to changes of Additional POP Collocation Service delivery are set forth below. Ancillary charges are for Ancillary Services as more fully described in Section 8 of this Exhibit.


          -------------------------------------------------------------------------------------
                                                                                  Charge Per
                                                                                  Occurrence
          -------------------------------------------------------------------------------------
          Change of Collocation Effective Date (pre-install)                        $[***]
          -------------------------------------------------------------------------------------
          Change of Collocation Service Order (pre-Collocation Effective Date)      $[***]
          -------------------------------------------------------------------------------------
          Change of Collocation Service (post-Collocation Effective Date)           $[***]
          -------------------------------------------------------------------------------------
          Order Cancellation (-greater than-/=30 days from Collocation
          Effective Date)                                                           $[***]
          -------------------------------------------------------------------------------------
          Order Cancellation (-less than- 30 days from Collocation Effective Date)  $[***]
          -------------------------------------------------------------------------------------
          AC power addition (post Collocation Effective Date)                       $[***]
          -------------------------------------------------------------------------------------


4.5  DISPATCH LABOR CHARGES.

     Dispatch labor charges are assessed for Cogent requested site labor. Dispatch requires a minimum of ten (10) days advance written notice to Williams.

     --------------------------------------------------
                                  Charge Per Hour
     --------------------------------------------------
     M-F Business Hours              $[***]
     --------------------------------------------------
     M-F Off Business Hours          $[***]
     --------------------------------------------------
     Saturday & Sunday               $[***]
     --------------------------------------------------
     Holidays                        $[***]
     --------------------------------------------------

[*] Indicates confidential treatment requested.

                              Exhibit B-3, Page 4

     For purposes of the above table "Business Hours" shall be Monday through Friday, 8:00 a.m. - 5:00 p.m. local time. All charges specified in this Subsection and Subsection 4.4 are Williams' current standard rates which may be changed from time to time hereafter in Williams' sole discretion.

5.   POP COLLOCATION SERVICE DELIVERY.

     Upon mutual acceptance of a Collocation Service Order, Williams shall confirm Collocation Effective Date, or inform Cogent of the estimated date for the delivery of such POP Collocation Service. Williams shall use reasonable efforts to deliver POP Collocation Service on or before the Collocation Effective Date specified in the Collocation Service Order, but the inability of Williams to deliver POP Collocation Services by such date shall not be a default under this Exhibit.

     In the event Williams fails to tender possession of the Rack Space to Cogent by the Collocation Effective Date, Cogent shall not be obligated to pay applicable service fees or installation fees until such time as Williams tenders possession of the Rack Space to Cogent.

     If Williams fails to make POP Collocation Services available within ninety
(90) days after the Collocation Effective Date set forth in the Collocation Service Order (due to any reason other than the acts or omissions of Cogent), Cogent's sole remedies shall be to (i) cancel the Collocation Service Order covering the affected POP Collocation Services, and (ii) to pursue the remedies specified in Section 4.4 of the Agreement. Otherwise, Williams shall not be liable to Cogent in any way as a result of such delay or failure to tender possession.

6.   CONTRACT EXPIRATION.

     Following the expiration of the Collocation Service Term or failure of the parties to enter into any renewal periods, Cogent's license to occupy the space shall continue in effect on a month-to month basis upon the same terms and conditions specified within this Exhibit and relevant Collocation Service Order, unless terminated by either Cogent or Williams upon thirty (30) days' prior written notice.

     Cogent's option to continue its license on a month-to-month basis as described above and to occupy the Rack Space shall be contingent on the election by Williams to continue to own or lease the premises in which the Rack Space is located, such election to be exercised at the sole discretion of Williams.

7.   INTENTIONALLY OMITTED.

8.   CHANGE OF COLLOCATION SERVICES:

     8.1 CHANGE OF COLLOCATION EFFECTIVE DATE (PRE-INSTALL). Cogent will be assessed a change of Collocation Effective Date charge by Williams for any changes of Collocation


                              Exhibit B-3, Page 5

          Effective Date requested within thirty (30) days prior to original Collocation Effective Date for Additional POP Collocation Services. Cogent will also be charged for any charges incurred by Williams from third party providers as a result of a request by Cogent for a Change of Collocation Effective Date, regardless of date of Cogent notification. Cogent shall have no right to change or request changes in the Collocation Effective Date of the Basic POP Collocation Services.

     8.2 CHANGE OF COLLOCATION SERVICE ORDER (PRE-COLLOCATION EFFECTIVE DATE). All modifications to the information contained in an executed Collocation Service Order will be reviewed on an individual case basis and the Collocation Service Order shall be amended accordingly upon Williams' acceptance of the POP Collocation Service modifications. Any modifications will permit Williams to likewise amend applicable rates, charges and Collocation Effective Dates from the original Collocation Service Order. Cogent will be assessed a one time fee for changes to a Collocation Service Order. Cogent will also be charged for any charges incurred by Williams from third party providers as a result of a request by Cogent for a Change of Collocation Service Order, regardless of date of Cogent notification.

     8.3 CHANGE OF POP COLLOCATION SERVICE (POST-COLLOCATION EFFECTIVE DATE). If Cogent requests a change to POP Collocation Services after such POP Collocation Services have been installed, the request will be reviewed by Williams on an individual case basis with no guarantees granted by Williams as to the ability to provide such changed POP Collocation Service. All change of POP Collocation Service requests shall be authorized by Williams via a change Collocation Service Order. Williams may impose additional service and/or installation fee(s) for the changed POP Collocation Service. Cogent will be assessed a one time fee for POP Collocation Service changes. Cogent will also be charged for any charges incurred by Williams from third party providers as a result of a request by Cogent for a change of POP Collocation Service, regardless of date of Cogent notification.

     8.4 ORDER CANCELLATION. Cogent may cancel a Collocation Service Order for Additional POP Collocation Services by written notice to Williams prior to the Collocation Effective Date. Cogent will incur a one-time cancellation fee for Additional POP Collocation Services canceled in the amounts specified in Section 4.4 of this Exhibit.

9.   IMPROVEMENTS TO RACK SPACE:

         In the event Cogent desires to make improvements to the Rack Space which improvements are deemed material and substantial as reasonably determined by Williams ("Material Improvements"), Cogent shall submit all plans and specifications for such work to be performed in the Rack Space to Williams for Williams' prior written approval, which approval shall not be unreasonably withheld or delayed. No construction may commence until Williams has given its written approval. Cogent agrees that its use or construction of the Rack Space shall not interfere with Williams' use of its Premises or other tenants' use of their premises in the building in which the Premises are located.

         Cogent shall not employ any contractor to perform Material Improvements unless previously approved in writing by Williams which approval shall not be unreasonably withheld (and approved in


                              Exhibit B-3, Page 6
writing by the Landlord if required by the lease). Cogent and each contractor and subcontractor participating in performing Material Improvements shall warrant that such work shall be free from all mechanic's and/or materialman's liens and free from any and all defects in workmanship and materials for the period of time which customarily applies in good contracting practice, but in no event for less than one (1) year after the acceptance of the work by Cogent and Williams. The aforesaid warranties of each such contractor and subcontractor and Cogent shall include the obligation to repair or replace in a thoroughly first-class and workmanlike manner all defects in workmanship and materials without any additional charge. All the Material Improvements shall be contained in the contracts and subcontracts for performance of Cogent's work and shall be written so that they shall inure to the benefit of Williams and Cogent as their respective interests may appear. Such warranties shall be so written that they can be directly enforced by either Cogent or Williams, and Cogent shall give to Williams any assignment or other assurance to effectuate the same.

     It shall be Cogent's responsibility to cause each of Cogent's contractors and subcontractors to maintain continuous protection of the premises adjacent to the Rack Space in such manner as to prevent any damage to such adjacent property by reason of the performance of Cogent's work.

     All of Cogent's work shall be coordinated with all work being performed or to be performed by Williams and other tenants of the building in which the Premises are located. The contractor or subcontractor shall not at any time damage, injure, interfere with or delay the completion of any other construction within the building; and they and each of them shall comply with all procedures and regulations prescribed by Williams and the Landlord of the Premises for integration of Cogent's work with the work to be performed in connection with the construction of the building, and all other construction within the building which comprises or contains the Premises.

     All fixtures, alterations, additions, repairs, improvements and/or appurtenances attached to or built into, on or about the Rack Space prior to or during the applicable Collocation Service Term, whether by Williams at its expense or at the expense of Cogent, or by Cogent at its expense or by previous occupants of the Rack Space, shall be and remain part of the Rack Space and shall not be removed by Cogent at the end of the Collocation Service Term. Upon termination or expiration of the Collocation Service Term, Williams shall allow Cogent thirty (30) days from the date of such termination or expiration, at Cogent's sole cost and expense, to remove all trade fixtures (including, but not limited to, rectifiers/chargers, batteries, AC power conditioning equipment, telecommunication switching equipment, channel banks, etc.) installed by Cogent provided that the Rack Space is restored by Cogent to its condition before the installation of such items and that all such work (including restoration) is performed in accordance with the other provisions of this Exhibit. If Cogent shall fail to complete such removal and restoration within the aforesaid thirty
(30) day time period, all such trade fixtures remaining within the Rack Space or at the Premises may, at Williams' option, become the sole property of Williams, and Williams may dispose of such trade fixtures as it deems appropriate. Cogent shall continue to pay the service fees specified herein or in the relevant Collocation Service Order, as applicable, until the earlier of: (i) Cogent's removal of such trade fixtures and completion of such restoral or (ii) Williams' taking possession of such trade fixtures as set forth above.

         All work affecting the Rack Space shall be in compliance with all laws, ordinances, rules, regulations, orders and directives of governmental and quasi-governmental bodies and authorities having jurisdiction over the Premises and the Rack Space from time to time and Cogent shall obtain


                              Exhibit B-3, Page 7
and keep in effect all licenses, permits and other authorizations required with respect to the business conducted by Cogent within the Rack Space.

10.  SOLE USE OF RACK SPACE BY COGENT.

     Cogent acknowledges that it has been granted only a license to occupy the Rack Space and that it has not been granted any real property interests in the Rack Space. Except as part of a permitted assignment of the Agreement under the terms of Article XXIII of the Agreement, Cogent further agrees that neither this Exhibit nor any interest created herein shall be assigned, mortgaged, subleased, encumbered or otherwise transferred, and that neither the Rack Space nor any part thereof shall be encumbered in any manner by reason of any act or omission on the part of Cogent. Cogent further agrees that the Rack Space or any part thereof shall not be used or occupied, nor permitted to be used or occupied, by anyone other than Cogent. Any attempt to allow the use or occupation of the Rack Space by anyone other than Cogent, or to assign, mortgage, sublease or encumber any rights under this Exhibit by Cogent except as part of an assignment of the Agreement as aforesaid, shall, unless otherwise agreed to in writing by Williams, be void. In such event and in addition to any other remedies set forth in the Agreement, Williams shall have the right to terminate this Exhibit as to any or all Rack Space occupied by Cogent. Williams' agreement to any of these arrangements shall be in the sole discretion of Williams. Cogent's right to access the POPs in which POP Collocation Services are provided shall be subject to Williams' standard rules and regulations, as now or hereafter adopted or amended, applicable to Williams' collocation customers in such POPs.

11.  EMINENT DOMAIN.

     In the event of a taking by eminent domain (or a conveyance by any Landlord of all or any portion of the Premises to an entity having the power of eminent domain after receipt of actual notice of the threat of such taking) of all or any portion of the Premises so as to prevent, in Williams' sole discretion, the utilization by Cogent of the Rack Space in the Premises, the POP Collocation Services and license granted hereunder or the relevant Collocation Service Order(s) shall terminate as of the date of such taking or conveyance with respect to the Rack Space which is affected by such taking or conveyance and the service fees paid or to be paid by Cogent shall be reduced accordingly. Except as set forth below, Cogent shall have no claim against Williams for the value of the unexpired Collocation Service Term of the Rack Space affected thereby (or any portion thereof) or any claim or right to any portion of the amount that might be awarded to the Landlord of the Premises or Williams as a result of any such payment for condemnation or damages. Nothing contained in this Exhibit shall prohibit Cogent from seeking an award for its moving expenses under applicable law in the event of an eminent domain proceeding or condemnation which affects the Rack Space.

12.  DAMAGE TO PREMISES.

     If the building in which the Premises are located is damaged by fire or other casualty, Williams shall give notice to Cogent of such damage as quickly as practicable under the circumstances. If a Landlord or Williams exercises an option to terminate a particular Lease due to damage or destruction of the Premises subject to such Lease, or if Williams decides not to rebuild such building or portion thereof in which the Rack Space is located, the POP Collocation Service and license granted hereunder or under the relevant Collocation Service Order(s) shall terminate as of the date of such exercise or decision as to the affected Rack Space and the service fees paid by Cogent shall be modified


                              Exhibit B-3, Page 8
accordingly. If neither the Landlord of the affected Premises nor Williams exercises the right to terminate, Williams shall repair the particular Rack Space to substantially the same condition it was in prior to the damage, completing the same with reasonable speed. In the event that Williams shall fail to complete the repair within a reasonable time period, Cogent shall thereupon have the option to terminate relevant POP Collocation Services with respect to the affected Rack Space, which option shall be the sole remedy available to Cogent against Williams under this Exhibit relating to such failure. If the Rack Space or any portion thereof shall be rendered unusable by reason of such damage, the service fees for such Rack Space shall proportionately abate, based on the amount of square footage which is rendered unusable, for the period from the date of such damage to the date when such damage shall have been repaired for the portion of the Rack Space rendered unusable.

13.  CONDUCT IN RACK SPACE & PREMISES.

     Cogent shall abide by Williams' and applicable Landlord's rules with regard to conduct in the Premises. Such rules include, but are not limited to, a prohibition against smoking in the POP or the Premises by Cogent's employees, agents, representatives, contractors, subcontractors, invitees or licensees. Further, Cogent shall maintain the Rack Space in a safe condition, including but not limited to the preclusion of storing combustible materials in the Rack Space.






                              Exhibit B-3, Page 9

                          ATTACHMENT I TO EXHIBIT B-3

              TECHNICAL SPECIFICATION FOR POP COLLOCATION SERVICE

1.       WILLIAMS NETWORK STANDARDS, DESCRIPTIONS & TASKS

1.1      DC POWER

         1.1.1 Backup electrical power, including batteries and shared use of an emergency generator to the extent such generator exists and is maintained to support the Premises.

         1.1.2 DC power adequate for Cogent's consumption equated to power specified in applicable Collocation Service Order. A low-voltage and high-voltage battery alarm will be monitored by Williams.

         1.1.3 Nominal 50 +/- 6V DC battery and charger supply with a minimum four (4) hour reserve will be provided by Williams.

         1.1.4 Redundant chargers of adequate size will be provided by Williams, so that in the event of a charger failure the full load will be supplied to Cogent's equipment. A charger failure alarm will be monitored by Williams.

1.2      AC POWER

         1.2.1 A 20-amp four-plex AC receptacle will be available within reach of Cogent's Equipment. AC power and outlets for use with test equipment only and is not provided to operate the Equipment. This AC power is not provided over an Uninterruptable Power Source (UPS).

         1.2.2 AC power supply to Cogent equipment is backed by generator where available, but is not UPS. This excludes utility outlets described in the immediately preceding subsection 1.2.1.

1.3      ENVIRONMENTALS

         1.3.1 Pre-reaction sprinkler protection, where available. Smoke and fire alarms monitored by Williams.

         1.3.2    Lighting.

         1.3.3    Ground Bus and cable interconnect.

         1.3.4 Grounding conductor will be supplied by Williams between the bus bar and Cogent's Equipment.

         1.3.5    Overhead cable ladder

         1.3.6 Interconnect signal and power cabling between Williams and Cogent.


                              Exhibit B-3, Page 10

         1.3.7    Concrete floors will be covered with vinyl tile.

         1.3.8 Ambient temperature will be maintained by Williams between 60-90(Degree)F with an objective of 20-65% humidity.

         1.3.9 General and administrative services directly relating to the provision of the above listed Collocation Services.

2.       COGENT STANDARDS, DESCRIPTIONS & TASKS

2.1      EQUIPMENT SPECIFICATIONS

         2.1.1 The Equipment should be designed to operate satisfactorily between 60-90(Degree)F with 20-65% (non-condensing) humidity. Low 60(Degree) and high 90(Degree) temperature alarms will be monitored by Williams.

         2.1.2 Cogent will ensure that the Equipment and surrounding area do not pose safety hazards to personnel. This includes exposed AC electrical hazards, trip and slip hazards, hazardous material storage deficiencies, improperly secured or overloaded equipment racks or ladders, inadequate ingress and egress space. OSHA and local codes will apply.

         2.1.3 Cogent will notify Williams of any significant Equipment additions or deletions (i.e. shelf or rack). Installation and removals will be coordinated with local Williams management.

2.2      RACK SPACE SPECIFICATIONS

         2.2.1 Cogent will not jeopardize Collocation Service or damage property of other collocated customers, Williams, or Landlord in any manner.

         2.2.2 Cogent will take precautions to protect Williams' and Landlord's common facility and nearby equipment belonging to other customers. This includes floor, wall, and telecommunication equipment protection while moving Equipment and notifying Williams of any major rearrangements of Equipment, drilling, power work, and similar potentially disruptive work.

         2.2.3 Cogent will follow good cleanliness practices. All trash must be disposed of daily at Cogent's expense. Any trash or empty boxes not disposed of by Cogent is subject to removal by Williams with any associated charges borne by Cogent.

         2.2.4 Nothing may be stored outside of the assigned rack space. A minimum of 2.5' of aisle space must be maintained at front and rear of Equipment.

         2.2.5    No metal ladders, stools, or chairs may be used.

         2.2.6 Combustible or hazardous material may not be stored in the area.


                              Exhibit B-3, Page 11

         2.2.7 All Equipment must be installed within the assigned rack footprint (i.e. UPS units, spare equipment).

         2.2.8 All cabling will be terminated on DSX panels in the Williams common area. Fiber will be terminated on an appropriate Fiber Distribution Panel ("FDP"). Any panels for Cogent end will be supplied at Cogent's expense.

         2.2.9 Cogent is responsible for the termination of the A & B DC power and signal cabling in its Equipment.

         2.2.10 Maximum DC power provided to Cogent as A & B power shall be rated for the rating of a single feed. Cogent is liable for an outage caused by the DC power exceeding the single feed rating. Cogent will be responsible for payment of consumed power exceeding the single feed rating specified in the Collocation Service Order.

         2.2.11 Cogent will follow normal telecommunications industry standards with regards to equipment installation and removal in a central office environment. Williams standards are to be followed for connection of cables that interface with Williams. All installations are subject to approval by Williams.

         2.2.12   Permanent use of extension cords is not allowed.

         2.2.13 Cogent will not jeopardize Williams' ability to conduct business in any manner.

         2.2.14 All local, state, and federal laws will be obeyed. Local requirements for union labor, especially for AC electrical work, will be observed. Building management guidelines will be followed.

         2.2.15 If Williams notifies Cogent in writing of a violation of the above rules, or any other unsafe or unacceptable situation or practice, Cogent must correct the problem within seven days or provide a written plan for correction to Williams' satisfaction and proposed completion date. If the problem is not resolved in seven days or within a longer time frame agreed upon by Williams, Williams will have the option of either (i) correcting the problem at Cogent's expense, or
                  (ii) terminating the Collocation Service Order and disconnecting power and signal connections from Cogent's Equipment. Extreme safety violations are subject to immediate correction by Williams without prior notice to Cogent. Corrections made by Williams are at Cogent's expense and will be billed to Cogent on a time and material basis.

2.3      ACCESS TO POPS.

         2.3.1 TWENTY-FOUR HOUR ACCESS. Subject to the terms, conditions and requirements of this EXHIBIT B-2, Cogent shall have access to its POP Equipment 24 hours a day, 7 days per week.

         2.3.2 COMPLIANCE WITH SIGN-IN PROCEDURES. Cogent shall follow Williams' sign-in procedures at all times. Cogent must coordinate its first visit to a particular Williams


                              Exhibit B-3, Page 12
                  site with Williams' Network Control Center at (800) 582-9069 giving at least five (5) business days notice of such visit. For all subsequent entries, Cogent shall follow the procedure set forth in this Section 2.3.

         2.3.3 CERTIFICATION OF COGENT EMPLOYEES AND CONTRACTORS. Only Cogent employees and Cogent contractors certified by Williams shall enter POP Collocation Sites unescorted. Williams shall grant certification to a Cogent employee or contractor if Cogent demonstrates that such employee or contractor has sufficient knowledge and experience in the installation and maintenance of telecommunications equipment. In addition to the provisions of Section 2.3.5, each certified employee or contractor shall abide by Williams' POP Maintenance and Safety Manual, as updated from time-to-time. The manual contains Williams' POP access policy, safety, engineering, and equipment installation standards. Cogent shall supply each employee or contractor that seeks certification with a copy of the manual provided by Williams and, subsequent to certification, with any updates thereto provided to Cogent by Williams. Until such time as Williams provides the manual to Cogent, certified Cogent employees and Cogent contractors shall conduct activities on Premises in accordance with telecommunications industry practices. The procedures for certification are as follows:

                  (i)  Cogent's single point of contact, discussed below in
                       Section 2.3.4, shall contact Williams' Network Control Center at (800) 348-6925 (alternate number (800) 582-9069) to seek certification for a Cogent employee. Employee applicants shall be deemed certified seventy-two (72) hours after Williams receives all requested qualification information, unless Williams notifies Cogent's single point of contact that more information is reasonably required or that the applicant is denied certification in Williams' reasonable discretion.

                  (ii) For each Cogent contractor that seeks certification,
                       Cogent shall provide Williams' Network Control Center with a letter of authorization signed by Cogent and the contractor. At a minimum, the letter of authorization shall state that the contractor is an agent of Cogent for the purpose of installing, maintaining or repairing Cogent Equipment or for other purposes specified by Cogent in the letter, set forth the names of contractor's employees for which Cogent seeks certification, and contain a statement that the contractor has received a copy of Williams' POP Maintenance and Safety Manual and the contractor agrees to abide by the reasonable policies contained therein and to those contained in any updated manuals provided to Cogent by Williams. If Cogent has not received a copy of Williams' POP Maintenance and Safety Manual by the time it submits a letter of authorization, the contractor shall state in the letter that it will abide by the policies and rules contained in the manual when it is provided. Cogent contractors shall be deemed certified seventy-two (72) hours after the latter of Williams' receipt of the letter of authorization or Williams' receipt of all additional requested qualification information, unless Williams notifies the applicant that more information is



                              Exhibit B-3, Page 13
                       reasonably required or that the applicant is denied certification in Williams' reasonable discretion.

                  Once certified, Cogent's employees or contractors must call Williams' Network Control Center at (800) 348-6925 (alternate number (800) 582-9069) prior to entering or exiting the Space. Cogent shall provide Williams' Network Control Center with a list of "certified" employees or contractors that have passed Williams' certification process. It shall be Cogent's duty to notify Williams of any changes in Cogent's list of certified employees and contractors or if a certified Cogent employee or contractor leaves Cogent's or the contractor's employ.

         2.3.4 SINGLE POINT OF CONTACT. Within thirty (30) days after the Effective Date of the Agreement, Cogent shall designate a single point of contact for all future communications regarding common and JUCA space which shall be available twenty-four (24) hours a day, seven (7) days a week. Cogent's single point of contact shall be responsible for distributing information to Cogent's certified employees and contractors. Williams shall have no obligation to provide information regarding JUCA space to any technician other than the aforementioned single point of contact.

          2.3.5 SECURITY. Cogent shall abide by Williams' reasonable security requirements to the extent Cogent has been made aware of the same. When Williams' reasonable security requirements have been met, Cogent employees, customers, contractors, or representatives shall be issued passes or visitor identification cards which must be presented upon request before entry to any Williams' POP. Such passes or other identification shall be issued only to persons meeting any reasonable security criteria applicable at the relevant POP for such purpose. Williams shall provide Cogent's single point of contact, discussed in Section 2.3.4, with the access devices (e.g., access codes, card keys, keys, visitor identification cards) necessary for Cogent's certified employees and contractors to gain access to Cogent Equipment in JUCA space within each POP. Cogent's single point of contact shall be responsible for distributing access devices to Cogent's employees and contractors certified pursuant to
                  Section 2.3.3 and shall distribute access devices only to such persons. Access devices will be provided by Williams to Cogent with Williams' Costs thereof to be reimbursed by Cogent within thirty (30) days after receipt of an invoice therefor. Cogent's certified employees and contractors shall not disseminate access codes or devices to any other person. Subject to Section 15.1 of the Agreement, Cogent shall be liable for any losses caused by use or misuse of such access devices and shall surrender access devices upon demand for cause or upon termination of the Agreement. Cogent acknowledges that third parties will have access to the JUCA or common space in which Cogent's Rack Spaces are located and agrees that Williams shall in no event be liable for the acts or omissions of such third parties.

          2.3.6 RIGHT TO TERMINATE INDIVIDUAL'S ACCESS. Notwithstanding any other provision of these Collocation Provisions, Williams shall, without threat of liability, have the right to immediately terminate the right of access of any Cogent personnel or representative should it determine in its sole and reasonable discretion for any lawful



                            Exhibit B-3, Page 14
                  reason that termination of such access is in its best interest. Williams shall promptly notify Cogent of any such termination, and Cogent shall have a reasonable opportunity to demonstrate that the terminated rights of access should be reinstated. Any termination of a specific individual's access shall remain in effect pending Williams' final determination as to the advisability of such reinstatement.

         2.3.7 ESCORT REQUIREMENT. Cogent shall not enter any part of the Premises, other than JUCA Space pursuant to Section 2.3.3, without a Williams' escort. Cogent shall request and pay for such escort pursuant to Williams' procedures. Williams shall use commercially reasonable efforts to provide such escort within seventy-two (72) hours of Cogent's request (or at its option shall waive the escort requirement on a case-by-case basis). In the event of a service-affecting fault for which such entry is required, Williams shall use commercially reasonable efforts to provide such escort as soon as reasonably practicable.

         2.3.8 EMERGENCY SITUATIONS. Williams may temporarily prohibit or restrict Cogent's access to its JUCA Space in the event of a bona fide emergency situation. After the emergency situation has passed, Williams will again allow Cogent access to its JUCA Space pursuant to the terms and conditions herein.

         2.3.9 SUBCONTRACTORS. For purposes of this Section 2.3 of this Exhibit, the word "contractor" shall also include subcontractors of Cogent.




                            Exhibit B-3, Page 15

                         ATTACHMENT II TO EXHIBIT B-3
                                            Reference Number____________________
                                                            new / /     disc / /
                                                            sup / /   cancel / /
                                                         change / /

                     WILLIAMS COLLOCATION SERVICE REQUEST

--------------------------------------------------------------------------------
CUSTOMER INFORMATION
--------------------------------------------------------------------------------

Customer Name                     ______________________________________________

Customer Address                  _______________________________________ street

                                  _____________city  ________state   ________zip

Customer Technical Contact        ______________________________________________

Phone:                            ______________________________________________

--------------------------------------------------------------------------------
PREMISES INFORMATION
--------------------------------------------------------------------------------
Premises requested                ____________________________

Requested Collocation
 Effective Date                   ____________________________

Term                              / / 1 Yr   / / 3 Yr  / /5 Yr

--------------------------------------------------------------------------------
FLOOR SPACE REQUIREMENTS
--------------------------------------------------------------------------------
                      QUANTITY
Cabinets or Racks _______________     Rack Size _________ Wx _____ Dx _____ H

Williams provided Racks             / / Y       / / N

Special Rack Spacing (std @ 5")   ______________________________________________

Caged Space                         / / Y       / / N

--------------------------------------------------------------------------------
POWER REQUIREMENTS
--------------------------------------------------------------------------------

DC Amp Total        __________________ (per Rack / / Y  / / N)
AC Amp Total        __________________ (per Rack / / Y  / / N)

# feeds (A&B=1)     __________________

--------------------------------------------------------------------------------
EQUIPMENT LISTING ______________________________________________________________

--------------------------------------------------------------------------------
CIRCUIT REQUIREMENTS

--------------------------------------------------------------------------------
Type of Connection: ABAM/Coax/Fiber _____ Quantity _____ Future Quantity _____

Coax qty pr. (# DS3 connects from collocate into network) _____________________

ABAM/Coax/Fiber Termination Location(s) (DSX OR SIMILAR PORT ASSIGNMENTS)
                                       -----------------------------------------

Williams Network Revenue               $                          TERM
                                       -----------------------------------------
(Commitment per Month)

Preferred Local Access Vendor          ___________________ Bandwidth ___________


COMMENTS ______________________________________________________________________

___________________________________        ________________________________
Sales Authorizing Signature                Customer Authorizing Signature

___________________________________        ________________________________
Print Name                                                   Print Name

Title _____________________________       Title ____________________________

Company ___________________________       Company __________________________

Date ______________________________       Date _____________________________

Network Services comments __________________________________________________


                            Exhibit B-3, Page 16

                         ATTACHMENT III TO EXHIBIT B-3
                      WILLIAMS COLLOCATION SERVICE ORDER

                                                         order number __________

                                                   new   / /         add  / /
                                                 change / /       cancel / /
================================================================================
Customer __________________________________________

Collocation _______________________________________

Premises __________________________________________

Collocation Effective Date ________________________

Term                     / / 1 Yr / / 3 Yr / / 5 Yr

# Racks ____________________  Rack Size    W     x     D     x    H
                                       ---------   ---------   --------
Williams provided Racks        Y / /          N / /

DC Amp Total ________ (per Rack  Y__ N__)  AC Amp Total ____ (per Rack  Y__ N__)

# feeds (A&B=1)______

Coax qty pr. (# DS3 connects from collocate into network) ________________

Coax/Fiber Termination Location(s) (DSX or similar port assignments) __________

Preferred Local Access Vendor _______________________ Bandwidth _______________

Comments ______________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________

Sales Representative                   _____________________________________

24 Hour Technical Assistance               1-800-582-9069
                                       _____________________________________

POP Technician (name)                  _____________________________________

POP Technician (phone)                 _____________________________________

Customer Contact (name)                _____________________________________

Customer Contact (phone)               _____________________________________

_______________________________________________________________________________
PRICING

           Service Fee (MRC)              $
                                        _____________________

           Installation (NRC)             $
                                        _____________________

           Build Out (NRC)                $
                                        _____________________

           Ancillary                      $
                                        _____________________

_______________________________________________________________________________
TERMS AND CONDITIONS OF THIS ORDER
PRICING IS VALID FOR 30 DAYS FROM ISSUE DATE.
THIS ORDER WILL NOT BE FULLY EXECUTED UNTIL THE CUSTOMER'S CREDIT HAS BEEN APPROVED.
ALL SERVICE IS PROVIDED IN ACCORDANCE WITH CUSTOMER' CARRIER SERVICES AGREEMENT, OR IF NO AGREEMENT EXISTS BETWEEN WILLIAMS AND CUSTOMER, THEN WILLIAMS' STANDARD TERMS AND CONDITIONS, AND ANY APPLICABLE WILLIAMS TARIFF. SERVICES PROVIDED CONTINGENT UPON NETWORK MINIMUMS STATED IN CUSTOMER'
CARRIER SERVICES AGREEMENT.

_______________________   _____________________    _______________________
Engineering Authorizing   Marketing Authorizing    Customer Authorizing
Signature                 Signature                Signature

_______________________   _____________________    _______________________
Print Name                Print Name               Print Name

_______________________   _____________________    _______________________
Title                     Title                    Title

_______________________   _____________________    _______________________
Date                      Date                     Date



                            Exhibit B-3, Page 17

                                  EXHIBIT C

       FIBER SPLICING, TESTING, AND ACCEPTANCE STANDARDS AND PROCEDURES

1.   Initial Construction Testing

     A. During initial construction, Williams shall use an optical time domain reflectometer ("OTDR") to test splices and an OTDR and a 1-km launch reel to test pigtail connectors. Such initial construction tests shall be uni-directional and performed at 1550 nm.

     B. If the loss value of two connectors and the associated pigtail splice exceeds 1 dB, Williams shall break the splice and re-splice until the loss value is 1.0 dB or less. If Williams is unable to achieve a loss value of 1.0 dB or less after five total splicing attempts, the splice shall be marked as Out-of-Spec (OOS).

     C. If the loss value for a splice, when measured in one direction with an OTDR, exceeds 0.15 dB, Williams shall break the splice and re-splice until the loss value is 0.15 dB or less, provided that, if Williams is not able to achieve a loss value of 0.15 dB after three total splicing attempts, then the maximum loss value shall be 0.3 dB. If, after two additional resplicing attempts, Williams is not able to achieve a loss value of 0.3 dB or less, then Williams shall mark the splice as Out-of-Spec (OOS).

2.   End-to-End Testing

     A. After Williams has established end-to-end connectivity on the fibers during initial construction, it shall:

o    perform bi-directional end-to-end tests,
o test continuity to confirm that no fibers have been "frogged" or crossed at any splice points,
o    record loss measurements using a light source and a power meter, and
o    take OTDR traces and record splice loss measurements.

     B. Williams shall perform the bi-directional end-to-end tests and OTDR traces at both 1310 nm and 1550 nm, provided that 1310nm OTDR tests are not required for Spans longer than 64 kilometers. The results of such tests for any given Span of the System shall not be deemed within specification unless showing loss measurements between fiber distribution panels at each end of such Span to be in accordance with the loss specifications set forth in EXHIBIT D for the applicable fiber type and not to exceed a loss value of 0.3 dB per kilometer. Williams shall make commercially reasonable efforts to achieve a loss value on each Span of the System of 0.25 dB per kilometer. Williams shall measure and verify losses for each splice point in both directions and average the loss values. Williams shall mark any splice points as Out-of-Spec (OOS) that have an average loss value, based on bi-directional OTDR testing, in excess of 0.3 dB.

3.   Post-Construction Testing


                              Exhibit C, Page 1

     After performing permanent resplicing (in conjunction with repair of a cable cut, replacement of a segment of cable, or other work after initial installation and splicing of the cable), the test procedures set forth in
Section 2 (End-to-End Testing) of this Exhibit, shall apply to the relevant fibers and cable segments. The provisions in Sections 4 (OTDR Equipment and Settings) and 5 (Acceptance Test Deliverables) of this Exhibit, that are relevant to such testing shall also apply. Williams may, after the Acceptance Date, adopt any alternative methods of testing that are generally accepted in the industry and that provide sufficient data to fulfill the objectives of the tests set forth in this Exhibit.

4.   Out-of-Spec Splices

     Out-of-Spec splices shall be noted, but shall not preclude Acceptance of a fiber if the Out-of-Spec condition does not affect transmission capability (based on use of then-prevailing telecommunications industry standards applicable to equipment generally used with the relevant type of fiber) or create a significant possibility of an outage.

5.   OTDR Equipment and Settings

     Williams shall use OTDR equipment and settings that are, in its reasonable opinion, suitable for performing accurate measurements of the fiber installed. Such equipment and settings shall include, without limitation, the Laser Precision TD3000 and CMA4000 models and compatible models for OTDR testing, and the following settings:

A.   Index of refraction settings:

     ----------------------------------------------------------------------
                                     1310 nm                        1550 nm
                                     --------------------------------------
     Lucent Truwave                   1.4738                         1.4732
     Corning SMF-28                   1.4675                         1.4681
     Corning SMF-LS                   1.471                          1.470
     Corning LEAF                     1.470                          1.469
     Sumitomo fiber                   1.467                          1.467
     ----------------------------------------------------------------------

B.   Tests of a pigtail connector and its associated splice:

     ------------------------------------------
     TD3000                     CMA4000
     ------------------------------------------
     4 km Range                 4 km Range
     ------------------------------------------
     10ns Pulse                 10ns Pulse

     0.25 m Resolution          0.25 m Resolution

     Medium Averaging           Medium Averaging
     ------------------------------------------


                              Exhibit C, Page 2

C.   End-to-End Segment OTDR Testing:

     ---------------------------------------------
     TD3000                     CMA4000
     ---------------------------------------------
     64 km Range                64 km Range

     500 ns Pulse               1001 ns Pulse

     4 m Resolution             4 m Resolution

     Medium Averaging           Medium Averaging

     ---------------------------------------------

Note: If the end points are more than 64 kilometers apart, Williams currently uses a TD3000 set at 128 km range setting and performs bi-directional testing only at 1550 nm.

6.   Acceptance Test Deliverables

     Williams shall provide computer media containing the following information for the relevant fibers and cable segments:

     A. Verification of end-to-end fiber continuity with power level readings for each fiber taken with a light source and power meter.

     B. Verification that the loss at each splice point is either (i) below
0.3 dB or (ii) in accordance with the requirements of Section 4 of this Exhibit.

     C. The final bi-directional OTDR test data, with distances.

     D. Cable manufacturer, cable type (buffer/ribbon), fiber type, number of fibers, number of fibers per tube, and distance of each section of cable between splice points.

     E. Identification of any portions utilizing optical groundwire.

7.   General Testing Procedures and Acceptance

     A. As soon as Williams determines that the Cogent Fibers in a given Major Segment meet the Acceptance Standards and all Transmission Sites and intermediate POP Collocation Sites which are not terminal endpoints of Major Segments along such Major Segment are completed and


                              Exhibit C, Page 3
ready for occupancy by Cogent under the terms of EXHIBIT B-1 or EXHIBIT B-3 of the Agreement, as applicable, it shall provide the deliverables set forth in Section 6 of this Exhibit. As used in the preceding sentence, "terminal endpoints" of Major Segments are those certain POP Collocation Sites shown in bold print in Exhibit A-2 of the Agreement. Cogent shall have fourteen (14) calendar days after receipt of test deliverables for any Segment to provide Williams written notice of any bona fide determination that the Cogent Fibers on such Segment do not meet the Acceptance Standards. Such notice shall identify the specific data that indicate a failure to meet the Acceptance Standards.

     B. Upon receiving written notice pursuant to Subsection 7.A of this Exhibit, Williams shall either:

     (i) expeditiously take such action as shall be reasonably necessary to cause such portion of the Cogent Fibers to meet the Acceptance Standards and then re-test the Cogent Fibers in accordance with the provisions of this Exhibit; or

     (ii) provide Cogent written notice that Williams disputes Cogent's determination that the Cogent Fibers do not meet the Acceptance Standards.

After taking corrective actions and re-testing the Cogent Fibers, Williams shall provide Cogent with a copy of the new test deliverables and Cogent shall again have all rights provided in this Article with respect to such new test deliverables. The cycle described above of testing, taking corrective action and re-testing shall take place until the Cogent Fibers meet the Acceptance Standards.

     C. If Williams provides notice to Cogent pursuant to Clause B(ii), Cogent shall within five (5) calendar days of such notice designate by written notice to Williams the names and addresses of three reputable and independent fiber optic testing companies. Williams shall designate one of such companies to conduct an independent re-test of the Cogent Fibers for the relevant Segment. If, after such re-testing, the testing company determines that the Cogent Fibers

     (i) meet the Acceptance Standards, then Cogent shall pay the testing company's charges for performing the testing and the acceptance date for the relevant Segment shall be fourteen days after Williams provided its test deliverables.

     (ii) do not meet the Acceptance Standards, then Williams shall pay the testing company's charges for performing the testing and shall perform the corrective action and re-testing set forth in Subsection B(i).

     D. Unless Cogent provides a written objection pursuant to Subsection A, the acceptance date of a Segment shall occur on the fourteenth (14th) day after Williams provides the test deliverables for that Segment, or, if earlier, the date Cogent provides written acceptance of such Segment. Cogent's acceptance (pursuant to this subsection or of Subsection C) of the last Segment to be accepted within a Major Segment shall constitute Cogent's "Acceptance" of the Cogent Fibers for such Major Segment. The date of Cogent's Acceptance for each Major Segment shall be referred to as the "Acceptance Date".


                              Exhibit C, Page 4

8.   Time for Delivery of Test Results; Test Schedule

     A. If Williams' Fiber Acceptance Testing begins prior to the twentieth
(20th) day after the Effective Date, then Williams shall provide Cogent with a copy of the test deliverables on a Segment-by-Segment basis within twenty
(20) calendar days after the later of (i) the conclusion of such Fiber Acceptance Testing of a Segment or (ii) the Effective Date.

     B. If Williams' Fiber Acceptance Testing begins on or after the twentieth (20th) day after the Effective Date, the provisions of this subsection shall apply. Williams' Fiber Acceptance Testing shall progress Segment by Segment along the System as cable splicing progresses, so that test deliverables may be reviewed in a timely manner. Cogent shall have the right, but not the obligation, to have an individual present to observe the Fiber Acceptance Testing and Williams shall provide Cogent at least seven days' prior notice of Williams' testing schedule. Within twenty (20) calendar days after the conclusion of any Fiber Acceptance Testing of the Cogent Fibers conducted by Williams in any given Segment, Williams shall provide Cogent with a copy of the test deliverables.

     C. Williams shall, upon written request, provide Cogent with its testing schedule for any Segment promptly after developing such schedule.

9.   Cogent Testing

     A. Cogent shall have the right, but not the obligation, at its sole expense, to conduct its own Fiber Acceptance Testing of the Cogent Fibers in accordance with Section 2 of this Exhibit, regardless of whether Williams has previously completed Fiber Acceptance Testing.

     B. The following procedures shall apply to Cogent testing:

      (i) If Williams' Fiber Acceptance Testing begins on or after the twentieth (20th) day after the Effective Date, Cogent may perform its own concurrent Fiber Acceptance Testing of the Cogent Fibers at the same time Williams performs testing at each location. If Cogent elects to perform such testing, it shall notify Williams of its intent to do so no later than ten days after the Effective Date. The parties shall cooperate to facilitate such separate, but concurrent, Fiber Acceptance Testing, provided that the Cogent shall conform to Williams' testing schedule.

     (ii) If Williams' Fiber Acceptance Testing begins prior to the twentieth
          (20th) day after the Effective Date, or if Cogent does not elect to perform concurrent testing pursuant to Subsection 9.A of this Exhibit, Cogent may perform its own Fiber Acceptance Testing of the Cogent Fibers after Williams' Fiber Acceptance Testing begins. Cogent shall provide Williams at least seven days' prior notice of Cogent's testing schedule. Williams shall have the right, but not the obligation, to have an individual present to observe Cogent's Fiber Acceptance Testing.

    (iii) Within twenty (20) calendar days after the conclusion of any Fiber Acceptance Testing of the Cogent Fibers conducted by Cogent in any given Segment, Cogent


                              Exhibit C, Page 5
          shall notify Williams of any detected failures to meet the specifications set forth in Section 2 of this Exhibit. Cogent's exercise or non-exercise of its right to conduct Fiber Acceptance Testing shall not extend or shorten the time periods for Cogent to determine, pursuant to the Agreement, if the Fibers meet the Acceptance Standards.

     (iv) Cogent must notify Williams of its intent to perform acceptance testing within ten (10) calendar days following the receipt of either the notification of route completion or the final acceptance test results, whichever occurs later.





                              Exhibit C, Page 6

                                   EXHIBIT D

                             FIBER SPECIFICATIONS

[Engineering specifications including description, optical specifications, environmental specifications, dimensional specifications, mechanical specifications, and performance characterizations for Corning(R) Leaf(TM) CPC6 Single-Mode Non-Zero dispersion-shifted optical fiber and Corning(R) SMF-28(TM) CPC6 single-mode optical fiber.]

                                   EXHIBIT E

                       CABLE INSTALLATION SPECIFICATIONS

1.   Material

     o    Steel or PVC conduit shall be minimum schedule 40 wall thickness.
     o Any exposed steel conduit, brackets or hardware (e.g., bridge attachments) shall be hot-dipped galvanized after fabrication.
     o    All split steel shall be flanged.
     o    Handholes shall have a minimum H-15 loading rating.
     o    Manholes shall have a minimum H-20 loading rating.
     o Warning signs shall display universal do not dig symbol, "Warning-Buried Fiber-Optic Cable," company name and logo, local and emergency One Call toll-free numbers.

2.   Minimum Depths

     Minimum cover required in the placement of the conduit/cable shall be forty-two inches (42"), except in the following instances:

     o The minimum cover in ditches adjacent to roads, highways, railroads and interstates is forty-eight inches (48") below the clean out line or existing grade, whichever is greater.
     o The minimum cover across streams, river washes, and other waterways shall be sixty inches (60") below the clean out line or existing grade, whichever is greater.
     o At locations where the cable crosses other subsurface utilities or other structures, the cable/conduit shall be installed to provide a minimum of twelve inches (12") of vertical clearance from the utility/obstacle. The cable/conduit can be placed above the utility/obstacle, provided the minimum clearance and applicable minimum depth can be maintained; otherwise the cable/conduit shall be installed under the existing utility or other structure.
     o In rock, the cable/conduit shall be placed to provide a minimum of eighteen inches (18") below the surface of the solid rock, or provide a minimum of forty-two inches (42") of total cover, whichever requires the least rock excavation.
     o    Where existing pipe is used, current depth is sufficient.

3.   Buried Cable Warning Tape

     All cable/conduit shall be installed with buried cable warning tape. The warning tape shall be:

     o    laid a minimum of twelve inches (12") above the cable/conduit
     o generally placed at a depth of twenty-four inches (24") below grade and directly above the cable/conduit


                              Exhibit E, Page 1

     o a minimum of three inches (3") wide and display "Warning-Buried Fiber-Optic Cable," a company name, logo and emergency one-call toll-free number repeated every twenty-four inches (24").

4.   Conduit Construction

     o Conduits may be placed by means of trenching, plowing, jack and bore, multi-directional bore or directional bore.
     o Conduits shall generally be placed on a level grade parallel to the surface, with only gradual changes in grade elevation.
     o Steel conduit shall be joined with threaded collars, Zap-Lok or welding. (Welding is the preferred method.)
     o    All jack and bores shall use HDPE or steel conduit.
     o All directional or mini-directional bores shall use HDPE or steel conduit.
     o Any cable placed in swamp or wetland areas shall be placed in HDPE, PVC, or steel conduit.

Where required by the permitting agency:

     o all crossings of paved city, county, state, federal, and interstate highways, or railroad crossings shall be encased in steel conduit,
     o all longitudinal cable runs under paved streets shall be placed in steel or concrete encased PVC conduit,
     o all cable placed in metropolitan areas shall be placed in steel or concrete covered PVC conduit, and
     o at all foreign utility/underground obstacle crossings, steel conduit shall be placed and shall extend at least five feet (5') beyond the outer limits of the obstacle in both directions.

5.   Innerduct Installation

o No cable shall be placed directly in any split/solid steel conduit without innerduct.
o Innerduct(s) shall extend beyond the end of all conduits a minimum of eighteen inches (18").

6.   Cable Installation in Conduit

     o The cable shall be installed using either a sealed pneumatic cable blowing system or a powered pulling winch and hydraulic powered assist pulling wheels.
     o The maximum pulling force to be applied to the cable shall be six hundred pounds (600 lbs.).
     o Sufficient pulling assists shall be available and used to insure the maximum pulling force is not exceeded at any point along the pull.


                              Exhibit E, Page 2

     o The cable shall be lubricated at the reel and all pulling assist locations.
     o A pulling swivel breakaway rated at six hundred pounds (600 lbs.) shall be used at all times.
     o    Splices shall be allowed only at planned junctions and reel ends.
     o    All splices shall be contained in a handhole or manhole.
     o A minimum of twenty meters (20m) of slack cable shall be left in all intermediate handholes and manholes.
     o A minimum of thirty meters (30m) of slack cable shall be left in all splice locations.
     o A minimum of fifty meters (50m) of slack cable shall be left in Transmission Sites and points of presence.
     o PVC conduit/innerduct may be split, with the cable installed inside the split duct and plowed in.

7.   Manholes and Handholes

     o Manholes shall be placed in traveled surface streets and shall have locking lids.
     o Handholes shall be placed in all other areas, and be installed with a minimum of eighteen inches (18") of soil covering lid.

8.   EMS Markers

         EMS Markers shall be placed directly above the lid of all buried handholes or shall be fabricated into the lids of the handholes.

9.   Cable Markers (Warning Signs)

     o Cable markers shall be installed at all changes in cable running line direction, splices, pull boxes, assist-pulling locations, and at both sides of street, highway or railroad crossings.
     o Markers shall be spaced at intervals of no more than five hundred feet (500') apart in metropolitan areas (areas where there is either extensive development and improvement or rapid growth (new building construction) and within line of sight (not to exceed one thousand feet (1,000') in non-metropolitan areas.
     o Markers shall be positioned so that they can be seen from the location of the cable and generally set facing perpendicular to the cable running line.
     o    Splices and pull boxes shall be marked on the cable marker post.

10.  Fiber Optic Groundwire

     The Williams Communications, Inc. Optical Groundwire Specifications (Issue 1; October 15, 1996) shall apply to optical groundwire (aerial fibers installed within power transmission groundwire cable). Sections 2 through 9 of this Exhibit shall be inapplicable to optical groundwire. Upon written request, Williams shall promptly provide a copy of its Optical Groundwire


                              Exhibit E, Page 3

Specifications.


11.  Updating of Specifications

     Williams may revise these Cable Installation Specifications to include new procedures, materials, or processes so long as the changes achieve the objectives of the specifications set forth above and are in accordance with, or superior to, then-current telecommunications industry standards.








                              Exhibit E, Page 4

                                   EXHIBIT F

                        AS-BUILT DRAWING SPECIFICATIONS

1.   Alignment Sheets

     A. As-Built Alignment Sheets shall include:

     o    survey information (either from existing data or new information)
     o    cable and conduit information
     o    splice locations
     o    assist point locations with permanent structures
     o    survey stations
     o    Transmission Site locations
     o optical distances to the nearest Transmission Sites from each splice location.

     B. As-Built Alignment Sheets shall be updated with actual construction field data.

     C. The scale of As-Built Alignment Sheets shall not exceed 1" = 200' in metropolitan areas (areas where there is either extensive development and improvement or rapid growth (new building construction)) or 1" = 500' in non-metropolitan areas.

2.   Format

     Drawings shall be "blue lines", as such term is understood in the industry or in CAD format revision 13 or a later revision. Williams may, after the Acceptance Date, adopt any replacement method of creating or providing drawings that is generally accepted in the industry and that provides equivalent information.

3.   Transmission Site Floor Plans

     Floor plans for Transmission Sites shall show rack placement and assignment for Cogent's floor space.



                              Exhibit F, Page 1

                                   EXHIBIT G

                           OPERATIONS SPECIFICATIONS

1.   Routine Maintenance

     Williams shall perform the work and provide the services set forth in the following paragraphs A through E as Routine Maintenance:

     A. NCC FUNCTIONS. Williams shall operate a manned Network Control Center ("NCC") twenty-four (24) hours a day, seven (7) days a week that monitors the System by means of remote surveillance equipment and dispatches maintenance and repair personnel to handle and repair problems detected by the NCC or reported by Cogent or other parties. Williams shall provide Cogent a toll-free telephone number to report problems to the NCC.

     B. CABLE MAINTENANCE. Williams shall perform appropriate routine maintenance on the Cable in accordance with Williams' then-current preventative maintenance procedures as specified in Williams' Operations Manual (the "Operations Manual"). Williams may revise the Operations Manual to include new procedures, materials or processes from time to time. Williams' preventative maintenance procedures shall not substantially deviate from industry practice.

     C. TRANSMISSION SITE MAINTENANCE. Williams shall perform appropriate routine maintenance on regenerator, optical amplifier, and junction buildings, including the DC power plant, HVAC equipment, and basic building safety equipment including alarms and emergency generators in accordance with Williams' then current preventative maintenance procedures. Williams' preventative maintenance procedures shall not substantially deviate from industry practice.

     D. ROUTE PATROL. Williams shall patrol the System route on a reasonable, routine basis and shall perform all required Cable locates. Williams shall belong to a state or regional one-call (call-before you dig) center when available.

     E. SPARE CABLE. Williams shall maintain an inventory of spare cable at strategic locations to facilitate timely restoration.

2.   Planned Network Maintenance Activity

     A. TIMING. Williams shall avoid performing maintenance between 0600-2200 local Tulsa time, Monday through Friday, inclusive, that will have a disruptive impact on the continuity or performance level of the Cogent Fibers. However, the preceding sentence does not apply to restoration of continuity to a severed or partially severed fiber optic cable, restoration of dysfunctional power and ancillary support equipment, or correction of any potential jeopardy conditions.

     B. NOTICE. Williams shall provide Cogent with telephone, facsimile, or written notice of all non-emergency planned network maintenance (a) no later than three (3) banking days prior to



                              Exhibit G, Page 1
performing maintenance that, in its reasonable opinion, has a substantial likelihood of affecting Cogent's traffic for up to 50 milliseconds, and (b) no later than ten (10) banking days prior to performing maintenance that, in its reasonable opinion, has a substantial likelihood of affecting Cogent's traffic for more than 50 milliseconds. If Williams' planned activity is canceled or delayed, Williams shall promptly notify Cogent and shall comply with the provisions of the previous sentence to reschedule any delayed activity.

3.   Fiber and Cable

     A. EMERGENCY REPAIR. Williams shall correct or repair Cable discontinuity or damage in accordance with the procedures set forth in the Operations Manual. Williams shall use commercially reasonable efforts to repair Cable traffic discontinuity within the following times:
o Dispatch of personnel to problem area - immediately upon learning of discontinuity
o Arrival of first maintenance employee on site - within four (4) hours of learning of discontinuity
o Restoration of Cable continuity - continuity of at least one fiber shall be established within six (6) hours of learning of discontinuity; restoration shall continue until all in-service fibers are restored in accordance with the alternating fiber restoral procedure described in the Operations Manual.

     B. PERMANENT REPAIR. Within twenty-four (24) hours after completion of an emergency repair, Williams shall commence its planning for permanent repair, shall notify Cogent of such plans, and shall implement such permanent repair within an appropriate time thereafter.

     C. SPLICING SPECIFICATIONS. Williams shall comply with the Cable splicing specifications as provided in Exhibit C. Williams shall provide to Cogent any modifications to these specifications for Cogent's approval, which shall not be unreasonably withheld or delayed, so long as the modifications do not substantially deviate from industry standards.

4.   Miscellaneous

     A. FULL-TIME DISPATCH CAPABILITY. Williams' maintenance employees shall be available for dispatch twenty-four (24) hours a day, seven (7) days a week. Williams shall use commercially reasonable efforts to have its first maintenance employee at the site requiring an emergency maintenance activity within four (4) hours from the time of alarm identification by Williams' NCC or notification by Cogent, whichever occurs first. Emergency maintenance is defined as any service-affecting situations requiring an immediate response.

     B. STANDARD OF CARE; COOPERATION. In performing its services hereunder, Williams shall take workmanlike care to prevent impairment to the signal continuity and performance of the System. In addition, Williams shall reasonably cooperate with Cogent in sharing information and analyzing the disturbances regarding the cable and/or fiber facilities.

     C. COGENT EQUIPMENT. Nothing contained herein shall make Williams responsible for Cogent Equipment. If, however, Williams agrees to maintain Cogent Equipment, Cogent shall


                              Exhibit G, Page 2
provide equipment spares, vendor training and documentation for each technician along the System route when Cogent uses equipment different from that used by Williams.

     D. ESCALATION LIST. Williams shall, at Cogent's request, provide Cogent an operations escalation list for use in reporting and seeking redress of exceptions noted in Williams' performance of Routine Maintenance and Non-Routine Maintenance.






                              Exhibit G, Page 3

                                   EXHIBIT H
                               INTERCONNECTIONS

1.   Interconnection Points

     A. PERMITTED CONNECTING POINTS. Cogent may request that Williams establish Connecting Points with other telecommunications facilities ("Interconnect Facilities") at Williams' standard rates, at (i) fiber distribution panels at the Cable end points, (ii) fiber distribution panels at Transmission Sites, or (iii) at particular agreed to splice points in meet me vaults subject to the terms and conditions of Attachment 1 to this Exhibit H ((i), (ii) and (iii) collectively, "Connecting Points"). Cogent shall have no right to establish any connection to the System other than at such locations. Any splice described in clause (iii) above established hereunder shall be referred to herein as a "Cogent Splice".

     B. NO COGENT ACCESS TO CABLE. Cogent shall have no right to access any Fibers within the Cable or to enter any splice or Williams vault.

2.   Requests for Interconnections

     A. CONNECTION REQUESTS. Cogent shall provide Williams at least thirty
(30) days' notice (the "Interconnect Notice") of the date it requests that a connection be completed or sixty (60) days' notice if the connection requires installation of Cogent Equipment at a Transmission Site or POP. The Interconnect Notice shall set forth a description of the work required to be performed including:

     (i) the connection location (which shall be at a permitted Connecting Point as set forth in Subsection 1.A of this Exhibit);

     (ii) a copy of Cogent's construction design drawings including a diagram of the desired location of the Interconnect Facilities and Cogent Equipment;

    (iii) identification of all Interconnect Facilities and Cogent Equipment to be installed;

     (iv) Cogent's requested installation schedule;

     (v)  any excess cable storage requirements;

     (vi) the space, power, environmental and other requirements for the Interconnect Facilities and Cogent Equipment;

    (vii) the estimated in-service and termination dates for the interconnection; and

    (vii) all other information reasonably required by Williams.

     B. RESPONSE TO REQUESTS. Within twenty-one (21) days of receiving the Interconnect Notice, Williams shall respond with its acceptance or objections to the proposed interconnection.


                              Exhibit H, Page 1

Williams shall use commercially reasonable efforts to accommodate the request, but may restrict such work to the planned system work periods set forth in EXHIBIT G. Williams may decline to make a requested connection if Williams determines, in its reasonable discretion, that there is a significant likelihood that (i) Cogent's use of a proposed connection would cause a material and adverse effect on the System or the use thereof; (ii) use of a particular location will cause a significant technical impediment; or (iii) the making or existence of the connection presents an unreasonable risk of creating an interruption of transmission.

3.   Demarcation and Ownership

     A. DEMARCATION POINTS. Williams shall designate an installation demarcation point and a maintenance demarcation point (which may be a different point) for each interconnection in order to safeguard and maintain sole control over the System. Williams shall perform all installation work on facilities on its side of the installation demarcation point and shall perform all post-installation work on facilities on its side of the maintenance demarcation point. Cogent shall pay the Costs of such installation and post-installation work as set forth in this Exhibit. Installation by Williams of the Interconnect Facility shall extend no further than the boundary of Williams' right-of-way or other property unless otherwise mutually agreed to by the parties.

     B. OWNERSHIP. Cogent shall retain ownership of Interconnect Facilities during the Term. At the end of the Term, title to any portion of an Interconnect Facility located on Transmission Sites or other Williams premises or right-of-way shall pass to Williams.

4.   Installation of Interconnect Facilities

     A. SPUR CABLE. Cogent shall, prior to the requested connection date, provide a spur cable adequate to reach the Connecting Point with an additional length (minimum 25 meters) sufficient for Williams to perform splicing.

     B. RIGHTS OF WAY AND EQUIPMENT. Cogent shall provide, at its sole cost and expense, any and all necessary rights of way, permits, access rights, and any required consents or authorizations, and Williams-approved materials and equipment (including cables and conduit) necessary for the construction, use, operation, maintenance and repair of each Interconnect Facility. If necessary, and where applicable, Williams shall assist Cogent, at Cogent's expense, in obtaining from any third-party building owner or Williams' lessor access to existing building entrance facilities, if available, to access and exit Transmission Sites. Otherwise, Cogent shall be solely responsible for obtaining all necessary rights for the Interconnect Facility, as described in the first sentence of this Subsection, and Williams does not make and hereby disclaims any warranties or representations that such rights are available at any particular location or regarding the cost or availability of such rights.

5.   Maintenance of Interconnect Facilities

     A. MAINTENANCE AND CHANGES. Cogent shall provide all maintenance and repair of the Interconnect Facility on Cogent's side of the maintenance demarcation point. Any improvement,


                              Exhibit H, Page 2
modification, addition to, relocation, or removal of, the Interconnect Facility by Cogent at Transmission Sites or other Williams premises shall be subject to Williams' prior review and written approval and shall be performed by Williams to the extent required work is on Williams' side of the applicable demarcation point. Cogent shall pay the Cost of such improvement, modification, addition to, relocation, or removal of, the Interconnect Facility and of the Cost of repairing any damage due to Cogent's actions. Williams' maintenance responsibility shall be limited to the Interconnect Facilities on its side of the maintenance demarcation point and the associated cross connect or other connection at that point.

     B. UNUSUAL COSTS. Williams may require Cogent to pay additional Costs incurred in maintaining any connection that presents unusual problems of access for Williams.

     C. STANDARDS. Cogent shall (except to the extent Williams has installation or maintenance responsibility) ensure that any Interconnect Facilities are installed, operated, and maintained to meet or exceed any reasonable requirements of Williams, any requirements of Williams' building management or insurance underwriters, and any applicable local, state and federal codes and public health and safety laws and regulations (including fire regulations and the National Electric Code).

6.   Additional Provisions Applicable to Transmission Sites and POPs

     A. LIMITATIONS ON TRANSMISSION SITE INTERCONNECTIONS. Transmission Sites are established and designed to support network transmission equipment and, therefore, no interconnections may be made at such sites for other purposes, such as directly or indirectly connecting to local exchange carrier facilities or other local access facilities or for purposes of providing local exchange carrier or local access services.

     B. PROHIBITION ON DARK FIBER CROSS-CONNECTS WITH OTHER COLLOCATION CUSTOMERS. Cogent shall not establish Dark Fiber cross-connects between Cogent's collocated facilities or the Cogent Equipment and the collocated facilities of other parties who are using a Transmission Site or POP. Cogent shall not use any Interconnect Facility to allow third parties collocated in any Transmission Site or POP to interconnect with each other at that Transmission Site or POP.

     C. ADDITIONAL COLLOCATION REQUIREMENTS. If any Interconnect Facility requires installation or storage of Cogent Equipment (other than the spur cable) at Williams premises, Cogent must arrange for collocation of such Cogent Equipment through the Collocation Provisions (as an Additional Service) or pursuant to a separate written agreement.


                              Exhibit H, Page 3

                           ATTACHMENT 1 TO EXHIBIT H

                   REQUIREMENTS APPLICABLE TO COGENT SPLICES

A. At any time there is cable activity (including without limitation, initial installation of the Cogent Splice, repair of cable cuts or other cable damage, and relocation of cable) on the span (the "Spliced Span") where the Cogent Splice is located, Cogent shall (a) provide Williams access to Cogent's fiber distribution panels ("FDPs") to conduct bi-directional testing of the Spliced Span and (b) at Williams' request (written, oral, or electronic) promptly provide a trained and qualified technician with an optical time-domain reflectometer (OTDR) at its FDP to aid in the cable activity. If Cogent cannot provide the technician and OTDR then Cogent shall provide Williams access to Cogent's FDP for the duration of the cable activity.

B.   Williams shall perform all splicing activity at the Cogent Splice point.

C. Williams' Network Control Center (NCC) shall remain the central point of contact, and shall control all cable activity.

D. Williams shall be relieved from any obligations in the Agreement or otherwise to restore or maintain the Cogent Fibers to the extent the existence of the Cogent Splice interferes with or increases the time for performing such obligations.

E. During a cable emergency situation in which Williams requires access to Cogent's FDP or other facilities because of the Cogent Splice, Williams shall make reasonable efforts to coordinate with Cogent's technician. If Cogent's technician is not on site and available to work with the Williams technicians, then Williams shall proceed with "blind" fiber splicing of the Cogent's Fibers (i.e., splicing without the ability to test the Spliced Span). Williams may defer blind splicing until all other fibers in the damaged cable are spliced.

F. The Agreement does not provide for fiber rolls to dark fiber to restore Cogent's service. However, if Williams does elect to provide fiber rolls, it may elect not to allow fiber rolls on the Spliced Span.

G. If Cogent reports a damaged fiber on the Spliced Span and Williams is not aware of any continuity problems on its System, Cogent shall have the burden of demonstrating that the problem is a result of damage to a Cogent Fiber. Cogent must use an OTDR to demonstrate that the problem is not a result of conditions off the System and beyond the Cogent Splice point.

H. The provisions of Paragraphs D, F, and G and the provisions of Paragraph E relating to blind splices shall apply (i) only to the Cogent Fibers having a mid-span interconnection Cogent Splice and (ii) only to the extent such Cogent fibers are on a Spliced Span.

I. Cogent may only have Williams perform a mid-span interconnection Cogent Splice at existing Williams splice points and then only with Williams' prior written consent.

J. Williams is not obligated to perform any maintenance, repair, or restoration on the Cogent interconnection beyond the Cogent Splice.



                              Exhibit H, Page 4

                 FIRST AMENDMENT TO DARK FIBER IRU AGREEMENT

         THIS FIRST AMENDMENT TO DARK FIBER IRU AGREEMENT (this "Amendment") is made as of June 27, 2000 by and between WILLIAMS COMMUNICATIONS, INC., a Delaware corporation ("Williams") and COGENT COMMUNICATIONS, INC., a Delaware corporation ("Cogent").

                                 WITNESSETH:

         WHEREAS, Williams and Cogent entered into that certain Dark Fiber IRU Agreement (the "Agreement") on April 14, 2000 under which Williams granted to Cogent and Cogent acquired form Williams the Cogent Lease/IRU Rights in and to the Initial Cogent Fibers as defined and described therein;

         Whereas, pursuant to the terms of Subsection 2.4(a) of the Agreement, Cogent has the option to acquire Additional Fibers from Williams as hereafter described; and

         NOW, THEREFORE, in consideration of the mutual promises set forth below, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned parties hereto agree as follows:

     1. EXERCISE OF OPTION TO OBTAIN LEASE/IRU RIGHTS IN ADDITIONAL FIBERS. Pursuant to Subsection 2.4(a) of the Agreement, Cogent hereby exercises, and Williams hereby confirms availability and accepts Cogent's exercise of, its right to obtain Cogent IRU/Lease Rights in one (1) additional Dark Fiber in all Major Segments at a price of [*] per Fiber Mile. As provided in
Section 2.4 of the Agreement, the Cogent Lease/IRU Rights in the Additional Dark Fibers acquired pursuant to this Amendment shall be subject to all terms an conditions set forth in the Agreement except as modified by this Amendment and except that the Estimated Completion Date with respect to the Additional Fibers obtained hereunder in the Atlanta to Washington, D.C. Segment shall be March 1, 2001. Cogent acknowledges and agrees that the option described in Subsection 2.4(a) is a one-time option and as result of its exercise thereof under this Amendment, Cogent shall have no further rights or options under said Subsection 2.4(a).

     2. PAYMENT FOR ADDITIONAL FIBERS ACQUIRED UNDER THIS AMENDMENT. The total estimated Contract Price for the Cogent Lease/IRU Rights in the Additional Fibers acquired by Cogent under this Amendment for all Major Segments is set forth in EXHIBIT A. Williams and Cogent hereby agree that for purposes of this Amendment and Cogent's exercise of the option under Section 2.4(a) hereunder only, Section 3.3 of the Agreement is hereby amended by deleting clauses (a) and (b) therein and replacing the same with the following:

     (a) The sum of [*] is due and payable within three (3) banking days after the date this Amendment has been executed by both parties;

     (b) The sum of [*] is due and payable on December 27, 2000;
and

     (c) The sum of [*] is due and payable on June 27, 2001.

Cogent may, at its option, prepay any or all of the payments under (a) through (c) above at any time prior to the applicable due date(s) without penalty. Notwithstanding any provision of this Amendment or the Agreement to the contrary, the amounts payable under this Section for the Cogent Lease/IRU Rights in

[*] Indicates confidential treatment requested.

the Additional Fibers acquired by Cogent under this Amendment shall not be considered or included in the computation of liquidated damages payable by Williams under Section 4.4(b) of the Agreement.

     3. COUNTERPARTS; CAPITALIZED TERMS. This Amendment may be executed in several counterparts, each of which shall be deemed an original and each of which alone and all of which together, shall constitute one and the same instrument. The definition of "Agreement" in the Agreement is hereby amended to include this Amendment and the terms of any other amendment thereto executed by the parties. All capitalized terms used herein but not defined shall have the meanings given to such terms in the Agreement.

     4. EFFECT OF AMENDMENT. Except as expressly amended or modified herein, all other terms, covenants, conditions and Exhibits of the Agreement shall be unaffected by this Amendment and shall remain in full force and effect.

     5. DATE OF AMENDMENT. This Amendment shall be effective as of the date on which both parties have executed the same.

     IN WITNESS WHEREOF and in confirmation of their consent to the terms and conditions contained in this Amendment and intending to be legally bound hereby, Williams and Cogent have executed this Amendment on the dates set forth below.

WILLIAMS COMMUNICATIONS, INC.               COGENT COMMUNICATIONS, INC.


By: /s/ Gordon Martin                       By: /s/ David Schaeffer
    -------------------------                   ---------------------------

Print Name  Gordon Martin                   Print Name:  David Schaeffer
           ------------------                           -------------------

Title: President Carrier Services           Title:      President
       --------------------------                  ------------------------

                                  EXHIBIT A

      ESTIMATED CONTRACT PRICE FOR ADDITIONAL FIBERS ADDED BY AMENDMENT

-----------------------------------------------------------------------------------------------------------------------------------
               ROUTE SEGMENT                                                      ADDT'L
                                                        ESTIMATED      FIBER      FIBERS    DISCOUNTED PRICE         TOTAL FIBER
ORIGIN                       DESTINATION                 MILEAGE       TYPE       OFFERED    PER FIBER MILE            PAYMENT*
-----------------------------------------------------------------------------------------------------------------------------------
ATLANTA                      Macon
Macon                        JACKSONVILLE                  355           LEAF          1         $ [***]             $ [***]
-----------------------------------------------------------------------------------------------------------------------------------
DENVER                       Topeka
Topeka                       KANSAS CITY                   635           LEAF          1         $ [***]             $ [***]
-----------------------------------------------------------------------------------------------------------------------------------
HERNDON                      WASHINGTON D.C.                26          SMF-LS         1         $ [***]             $ [***]
-----------------------------------------------------------------------------------------------------------------------------------
TAMPA                        Orlando
Orlando                      DAYTONA BEACH                 153           LEAF          1         $ [***]             $ [***]
-----------------------------------------------------------------------------------------------------------------------------------
SALT LAKE CITY               DENVER                        551           LEAF          1         $ [***]             $ [***]
-----------------------------------------------------------------------------------------------------------------------------------
JACKSONVILLE                 Daytona Beach
Daytona Beach                Melbourne
Melbourne                    West Palm Beach
West Palm Beach              FT. LAUDERDALE                310          SMF-28         1         $ [***]             $ [***]
-----------------------------------------------------------------------------------------------------------------------------------
TALLAHASSEE                  Tampa
Tampa                        FT. MYERS                     344         LEAF            1         $ [***]             $ [***]
-----------------------------------------------------------------------------------------------------------------------------------
NEW ORLEANS                  Mobile
Mobile                       Pensacola
Pensacola                    TALLAHASSEE                   469         LEAF            1         $ [***]             $ [***]
-----------------------------------------------------------------------------------------------------------------------------------
WASHINGTON D.C.              Baltimore
Baltimore                    Philadelphia
Philadelphia                 Newark
Newark                       NEW YORK CITY                 336         LEAF           1         $  [***]             $ [***]
-----------------------------------------------------------------------------------------------------------------------------------
HERNDON                      MANASSAS JUNCTION              28        SMF-LS          1         $  [***]             $ [***]
-----------------------------------------------------------------------------------------------------------------------------------
ALBANY                       Springfield
Springfield                  Worcester
Worcester                    BOSTON                        183         LEAF           1        $   [***]             $ [***]
-----------------------------------------------------------------------------------------------------------------------------------
CLEVELAND                    Buffalo
Buffalo                      Rochester
Rochester                    Syracuse
Syracuse                     ALBANY                        562         LEAF          1         $   [***]            $  [***]
-----------------------------------------------------------------------------------------------------------------------------------
LOS ANGELES                  RIVERSIDE                      65         LEAF          1         $   [***]            $  [***]
-----------------------------------------------------------------------------------------------------------------------------------
HOUSTON                      DALLAS                        250         LEAF          1         $   [***]            $  [***]
-----------------------------------------------------------------------------------------------------------------------------------
DALLAS                       Tulsa
Tulsa                        KANSAS CITY                   484         LEAF          1         $   [***]            $  [***]
-----------------------------------------------------------------------------------------------------------------------------------
SAN FRANCISCO                SANTA CLARA                    48         LEAF          1         $   [***]            $  [***]
-----------------------------------------------------------------------------------------------------------------------------------
SAN FRANCISCO                Oakland
Oakland                      SACRAMENTO                    114         LEAF          1         $   [***]            $  [***]
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSIDE                    Phoenix
Phoenix                      Tucson
Tucson                       El Paso
El Paso                      San Antonio
San Antonio                  Austin
Austin                       HOUSTON                      1709         LEAF          1         $   [***]            $  [***]
-----------------------------------------------------------------------------------------------------------------------------------
RIVERSIDE                    San Diego
San Diego                    RIVERSIDE                     220         LEAF          1         $   [***]            $  [***]
-----------------------------------------------------------------------------------------------------------------------------------

[*] Indicates confidential treatment requested.

                              Exhibit A, Page 1

-----------------------------------------------------------------------------------------------------------------------------------
               ROUTE SEGMENT                                                      ADDT'L
                                                        ESTIMATED      FIBER      FIBERS    DISCOUNTED PRICE         TOTAL FIBER
ORIGIN                       DESTINATION                 MILEAGE       TYPE       OFFERED    PER FIBER MILE            PAYMENT*
-----------------------------------------------------------------------------------------------------------------------------------
KANSAS CITY                  Columbia
Columbia                     ST. LOUIS                     270         LEAF          1         $   [***]            $    [***]
-----------------------------------------------------------------------------------------------------------------------------------
FT. MYERS                    MIAMI                         196         LEAF          1         $   [***]            $    [***]
-----------------------------------------------------------------------------------------------------------------------------------
FT. LAUDERDALE               MIAMI                          20        SMF-28         1         $   [***]            $    [***]
-----------------------------------------------------------------------------------------------------------------------------------
ATLANTA                      Spartanburg
Spartanburg                  Charlotte
Charlotte                    Greensboro
Greensboro                   Raleigh
Raleigh                      Richmond
Richmond                     WASHINGTON D.C.               818         LEAF          1         $   [***]            $    [***]
-----------------------------------------------------------------------------------------------------------------------------------
FREMONT JUNCTION             OAKLAND                        27         LEAF          1         $   [***]            $    [***]
-----------------------------------------------------------------------------------------------------------------------------------
FREMONT JUNCTION             SANTA CLARA                    24         LEAF          1         $   [***]            $    [***]
-----------------------------------------------------------------------------------------------------------------------------------
FREMONT JUNCTION             MODESTO                        93         LEAF          1         $   [***]            $    [***]
-----------------------------------------------------------------------------------------------------------------------------------
SACRAMENTO                   Reno
Reno                         SALT LAKE CITY                661         LEAF          1         $   [***]            $    [***]
-----------------------------------------------------------------------------------------------------------------------------------
SACRAMENTO                   Modesto
Modesto                      Fresno
Fresno                       Bakersfield
Bakersfield                  LOS ANGELES                   671         LEAF          1         $   [***]           $     [***]
-----------------------------------------------------------------------------------------------------------------------------------
ST. LOUIS                    Springfield
Springfield                  Peoria
Peoria                       CHICAGO                       339         LEAF          1         $   [***]           $     [***]
-----------------------------------------------------------------------------------------------------------------------------------
NEW YORK CITY                Stamford
Stamford                     New Haven
New Haven                    Hartford
Hartford                     Providence
Providence                   BOSTON                        265         LEAF          1         $   [***]           $     [***]
-----------------------------------------------------------------------------------------------------------------------------------
HOUSTON                      Baton Rouge
Baton Rouge                  New Orleans
New Orleans                  Jackson
Jackson                      Birmingham
Birmingham                   ATLANTA                      1000         LEAF          1         $   [***]          $      [***]
-----------------------------------------------------------------------------------------------------------------------------------
PORTLAND                     SEATTLE                       220         LEAF          1         $   [***]          $      [***]
-----------------------------------------------------------------------------------------------------------------------------------
PORTLAND                     Eugene
Eugene                       SACRAMENTO                    688         LEAF          1         $   [***]          $      [***]
-----------------------------------------------------------------------------------------------------------------------------------
CHICAGO                      South Bend
South Bend                   Toledo
Toledo                       CLEVELAND                     350         LEAF          1         $   [***]          $      [***]
-----------------------------------------------------------------------------------------------------------------------------------
TOTALS                                                  12,484                                                    $      [***]
-----------------------------------------------------------------------------------------------------------------------------------


* Total estimated Contract Price for Additional Fibers provided under this Amendment

[*] Indicates confidential treatment requested.

                              Exhibit A, Page 2

                 SECOND AMENDMENT TO DARK FIBER IRU AGREEMENT

         THIS SECOND AMENDMENT TO DARK FIBER IRU AGREEMENT (this "Amendment") is made as of November __, 2000 by and between WILLIAMS COMMUNICATIONS, INC., a Delaware corporation ("Williams") and COGENT COMMUNICATIONS, INC., a Delaware corporation ("Cogent").

                             W I T N E S S E T H:

         WHEREAS, Williams and Cogent entered into that certain Dark Fiber IRU Agreement on April 14, 2000 (the "Agreement") under which Williams granted to Cogent and Cogent acquired from Williams the Cogent Lease/IRU Rights in and to the Initial Cogent Fibers as defined and described therein;

         WHEREAS, Williams and Cogent entered into that certain First Amendment of Dark Fiber IRU Agreement dated June 27, 2000;

         WHEREAS, Cogent desires to acquire from Williams, and Williams desires to provide to Cogent, rights to use certain optical fibers in Williams' telecommunications system along certain routes between Williams' POPs in certain metropolitan areas (as hereafter described) which is not currently subject to the Agreement upon the terms and conditions set forth below; and

         NOW, THEREFORE, in consideration of the mutual promises set forth below, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned parties hereto agree as follows:

         1. GRANT OF COGENT IRU/LEASE RIGHTS. The parties hereby agree that the Dark Fibers in the route segments described in EXHIBIT A to this Amendment (the "Interconnects") shall be considered Cogent Fibers and each of the Interconnects shall be considered a Major Segment under the Agreement subject to the terms and conditions set forth in this Amendment; provided, however, that Sections 2.4, 3.1, 3.2 and 3.3 of the Agreement shall not apply to the Interconnects. In the event that, subsequent to the date of this Amendment, Williams constructs an alternate fiber route between the origin and destination of any of the Interconnects, as specifically described in Exhibit A to this Amendment, and intends to sell Dark Fibers within such alternate route, Williams may offer Cogent the right to exchange its IRU in up to two (2) of the Cogent Fibers in the affected Interconnect for up to two
(2) fiber strands on the new alternate route in order to provide Cogent with diverse routing. If, in any such exchange, the Fiber Miles of the fibers in the new alternate route exceed the Fiber Miles of the Cogent Fibers to be exchanged, then Cogent shall pay, as additional Contract Price, the amount determined by multiplying the per Fiber Mile price for the affected Interconnect set forth in EXHIBIT A by such excess Fiber Miles. Notwithstanding any of the provisions above, the decision to allow Cogent to exchange Cogent Fibers in any Interconnect with fiber strands in new alternate routes as described above will be at Williams' sole and absolute discretion. If an exchange is agreed upon pursuant to the foregoing provisions, the parties will enter into an amendment to the Agreement identifying the Interconnect(s) affected thereby, establishing new Interconnects under the Agreement, increasing the Contract Price (if applicable) and setting forth Scheduled Delivery Dates and other necessary information applicable to any new Interconnect.

         2. PAYMENT FOR COGENT FIBERS IN THE INTERCONNECTS. The total estimated Contract Price for the Cogent Lease/IRU Rights in the Cogent Fibers in all of the Interconnects is set forth in EXHIBIT A. Williams and Cogent hereby agree that for purposes of this Amendment and with respect to the Cogent Fibers in the Interconnects only, the estimated Contract Price applicable to the Cogent Fibers in the Interconnects set forth in EXHIBIT A shall be paid by Cogent to Williams as follows:

          (a) twenty-five percent (25%) of such estimated Contract Price within three (3) banking days after the parties' execution of this Amendment; and

          (b) the remaining seventy-five percent (75%) of the estimated Contract Price attributable to each Interconnect as set forth in EXHIBIT A shall be due for each such Interconnect within three (3) banking days after the Acceptance Date of the Cogent Fibers in each such Interconnect.

         3. CHARGES FOR ROUTINE MAINTENANCE. With respect to the Cogent Fibers in the Interconnects only, Section 3.4 of the Agreement is hereby amended by deleting [*] in each place it appears and replacing such figure with [*] in each such place.

         4. COUNTERPARTS; CAPITALIZED TERMS. This Amendment may be executed in several counterparts, each of which shall be deemed an original and each of which alone and all of which together, shall constitute one and the same instrument. The definition of "Agreement" in the Agreement is hereby amended to include this Amendment and the terms of any other amendment thereto executed by the parties. All capitalized terms used herein but not defined shall have the meanings given to such terms in the Agreement.

         5. EFFECT OF AMENDMENT. Except as expressly amended or modified herein, all other terms, covenants, conditions and Exhibits of the Agreement shall be unaffected by this Amendment and shall remain in full force and effect.

         6. DATE OF AMENDMENT. This Amendment shall be effective as of the date on which both parties have executed the same.

         IN WITNESS WHEREOF and in confirmation of their consent to the terms and conditions contained in this Amendment and intending to be legally bound hereby, Williams and Cogent have executed this Amendment on the dates set forth below.

WILLIAMS COMMUNICATIONS, INC.               COGENT COMMUNICATIONS, INC.


By: /s/ Greg S. Floerke                     By:  /s/ David Schaeffer
    --------------------------------            -------------------------------
Print Name: Greg S. Floerke                 Print Name: David Schaeffer
            ------------------------                    -----------------------
Title: Senior Vice President                Title: Chief Executive Officer
       -----------------------------               ----------------------------

[*] Indicates confidential treatment requested.

                                  EXHIBIT A

                                INTERCONNECTS

-----------------------------------------------------------------------------------------------------------------------------------
               ROUTE SEGMENT                                                                    ADDT'L
                                                        ESTIMATED     ESTIMATED      FIBER      FIBERS     PRICE PER    TOTAL FIBER
ORIGIN                       DESTINATION                COMPLETION     MILEAGE       TYPE       OFFERED   FIBER MILE     PAYMENT
-----------------------------------------------------------------------------------------------------------------------------------
600 South Federal            2101 Roberts Road
6th Floor, Suite 600         Broadview, IL 60153
Chicago, IL 60605                                         Dec-00          20         SMF-28        4         $ [***]    $ [***]
-----------------------------------------------------------------------------------------------------------------------------------
1201 Main Street,
Ste C-112,
Dallas, TX, 75202            400 S. Akard, Dallas II, TX  Dec-00         0.5          LEAF         4         $ [***]    $ [***]
-----------------------------------------------------------------------------------------------------------------------------------
                             1005 North "B" Street,
770 L Street, Suite 120,     Sacramento II,
Sacramento, CA 95814         CA 938140303                 Feb-01         1.5         SMF-28        2         $ [***]    $ [***]
-----------------------------------------------------------------------------------------------------------------------------------
1005 North "B" Street,
Sacramento II,               770 L Street, Suite 120,
CA 93814-0303                Sacramento, CA 95814         Feb-01         2.8         SMF-28        2         $ [***]    $ [***]
-----------------------------------------------------------------------------------------------------------------------------------
TOTALS                                                                  24.8                                            $ [***]


[*] Indicates confidential treatment requested.

                 THIRD AMENDMENT TO DARK FIBER IRU AGREEMENT

         THIS THIRD AMENDMENT TO DARK FIBER IRU AGREEMENT (this "Amendment") is made as of the Effective Date (hereafter defined) by and between WILLIAMS COMMUNICATIONS, INC., a Delaware corporation ("Williams") and COGENT COMMUNICATIONS, INC., a Delaware corporation ("Cogent").

                                 WITNESSETH:

         WHEREAS, Williams and Cogent entered into that certain Dark Fiber IRU Agreement (the "Agreement") on April 14, 2000 under which Williams granted to Cogent and Cogent acquired form Williams the Cogent Lease/IRU Rights in and to the Initial Cogent Fibers as defined and described therein;

         Whereas, pursuant to the terms of Subsection 2.4(a) of the Agreement, Cogent has the option to acquire Additional Fibers from Williams as hereafter described; and

         NOW, THEREFORE, in consideration of the mutual promises set forth below, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned parties hereto agree as follows:

         1. AMENDMENT OF EXHIBIT A TO SECOND AMENDMENT. In order to add the additional Cogent Fibers to the Interconnects in Sacramento, California as described in the above recitals, the parties hereby agree that EXHIBIT A of the Second Amendment is hereby deleted in its entirety and replaced with EXHIBIT A to this Amendment, which is attached hereto and made part hereof.

         2. ADDITIONAL PAYMENT. Due to the increase in the number of Cogent Fibers in the Sacramento Interconnects as described above, Cogent acknowledges the increased Contract Price asset forth in Exhibit A to this Amendment. Further, Cogent agrees to pay, within three (3) banking days after the Effective Date of this Amendment, the sum of [*], which sum represents the additional amount due under Section 2(a) of the Second Amendment as a result of the additional Cogent Fibers in the Sacramento Interconnects as described herein.

         3. EFFECTIVE DATE OF SECOND AMENDMENT. The parties acknowledge that each has previously executed the Second Amendment but that the same was inadvertently left undated. The parties hereby further acknowledge and agree that the effective date of the Second Amendment is December 11, 2000.

         4. COUNTERPARTS; CAPITALIZED TERMS. This Amendment may be executed in several counterparts, each of which shall be deemed an original and each of which alone and all of which together, shall constitute one and the same instrument. All capitalized terms used herein but not defined shall have the meanings given to such terms in the agreement or any prior amendment thereto.

         5. EFFECT OF AMENDMENT. Except as expressly amended or modified herein, all other terms, covenants, conditions and Exhibits of the Agreement, as amended, shall be unaffected by this Amendment and shall remain in full force and effect.

         6. DATE OF AMENDMENT. This Amendment shall be effective as of the latest date shown below on which both parties have executed the same (the "Effective Date").

[*] Indicates confidential treatment requested.

         IN WITNESS WHEREOF and in confirmation of their consent to the terms and conditions contained in this Amendment and intending to be legally bound hereby, Williams and Cogent have executed this Amendment on the dates set forth below.

                               WILLIAMS COMMUNICATIONS, INC.

Date:             , 2001       By: /s/ William L. Cornog
     -------------                -------------------------------------
                               Print Name:  William L. Cornog
                                          -----------------------------
                               Title:   Senior Vice President, Network Services
                                     ------------------------------------------


                               COGENT COMMUNICATIONS, INC.

Date: January 26, 2001         By:    /s/ William R. Currer
                                  -------------------------------------
                               Print Name:     William R. Currer
                                          -----------------------------
                               Title:      President
                                     ----------------------------------

                                  EXHIBIT A

                                INTERCONNECTS

------------------------------------------------------------------------------------------------------------------------------------
                       ROUTE SEGMENT                                                           ADDT'L
                                                          ESTIMATED       EST.      FIBER     FIBERS      PRICE PER   TOTAL CONTRACT
ORIGIN                          DESTINATION               COMPLETION     MILEAGE     TYPE      OFFERED    FIBER MILE       PRICE*
------------------------------------------------------------------------------------------------------------------------------------
600 South Federal              2101 Roberts Road
6th Floor, Suite 600           Broadview, IL 60153
Chicago, IL 60605                                          Dec-00          20       SMF-28        4        $ [***]      $ [***]
------------------------------------------------------------------------------------------------------------------------------------
1201 Main Street, Ste. C-112   400 S. Akard, Dallas
Dallas, TX 75202               II, TX                      Dec-00         0.5       LEAF          4        $ [***]      $ [***]
------------------------------------------------------------------------------------------------------------------------------------
770 L Street Suite 120         1005 North "B"
Sacramento, CA 95814           Street, Sacramento
                               II, CA 938140303            Feb-01         1.5      SMF-28        3         $ [***]      $ [***]
------------------------------------------------------------------------------------------------------------------------------------
1005 North "B"                 770 L Street Suite 120
Street, Sacramento             Sacramento, CA 95814
II, CA 938140303                                           Feb-01         2.8      SMF-28        3         $ [***]      $ [***]
------------------------------------------------------------------------------------------------------------------------------------
TOTALS                                                                   24.8                                           $ [***]
------------------------------------------------------------------------------------------------------------------------------------


[*] Indicates confidential treatment requested.

                 FOURTH AMENDMENT TO DARK FIBER IRU AGREEMENT

         THIS FOURTH AMENDMENT TO DARK FIBER IRU AGREEMENT (this "Amendment") is made as of the Effective Date (hereinafter defined) by and between WILLIAMS COMMUNICATIONS, LLC, a Delaware limited liability company formerly known as Williams Communications, Inc. ("Williams") and COGENT
COMMUNICATIONS, INC., a Delaware corporation ("Cogent").


                             W I T N E S S E T H:

         WHEREAS, Williams and Cogent entered into that certain Dark Fiber IRU Agreement on April 14, 2000 (as amended, the "Agreement") under which Williams granted to Cogent and Cogent acquired from Williams the Cogent Lease/IRU Rights in and to the Initial Cogent Fibers as defined and described therein;

         WHEREAS, Williams and Cogent entered into that certain First Amendment of Dark Fiber IRU Agreement dated June 27, 2000 (the "First Amendment"), that certain Second Amendment to Dark Fiber IRU Agreement dated December 11, 2000, and that certain Third Amendment to Dark Fiber IRU Agreement dated January 27, 2001 (the "Third Amendment"); and

         WHEREAS, the parties mutually desire to further amend the Agreement as hereinafter set forth;

         NOW, THEREFORE, in consideration of the mutual promises set forth below, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned parties hereto agree as follows:

         1. RECONFIGURATION OF CERTAIN CALIFORNIA MAJOR SEGMENTS.

         (a) REMOVAL AND REPLACEMENT OF RIVERSIDE-SAN DIEGO-RIVERSIDE MAJOR SEGMENT. Cogent acknowledges that it has been informed by Williams of alterations to Williams' previously planned network topology which affect the Riverside-San Diego-Riverside Major Segment described on page 2 of Exhibit A-2 to the Agreement and page 2 of Exhibit A to the First Amendment (the "Original Riverside Major Segment"). Instead of the Original Riverside Major Segment, Williams has constructed and/or will construct one segment between Riverside, California and San Diego, California and a separate segment from San Diego, California to Los Angeles, California. As a result of the foregoing and in consideration of the mutual covenants and agreements set forth below, the parties agree that the row describing the Original Riverside Major Segment is hereby deleted from Exhibit A-2 of the Agreement, and thereby removed as a Major Segment under the Agreement, and is replaced with the following:

---------------------------------------------------------------------------------------------------------------------
Los Angeles       San Diego       31-May-01          150           LEAF           1        $ [***]       $ [****]
---------------------------------------------------------------------------------------------------------------------
San Diego         Riverside       30-Apr-01          107           LEAF           1        $ [***]       $ [****]
---------------------------------------------------------------------------------------------------------------------

[*] Indicates confidential treatment requested.

The parties further agree that the row describing the Original Riverside Major Segment is hereby deleted from Exhibit A to the First Amendment and replaced with the following:

---------------------------------------------------------------------------------------------------------------------
Los Angeles       San Diego       31-May-01          150           LEAF           1        $ [****]        $ [****]
---------------------------------------------------------------------------------------------------------------------
San Diego         Riverside       30-Apr-01          107           LEAF           1        $ [****]        $ [****]
---------------------------------------------------------------------------------------------------------------------

From and after the Effective Date of this Amendment, the above-described Los Angeles-San Diego and San Diego-Riverside segments shall be "Major Segments" and the fibers therein shall be "Cogent Fibers" under the Agreement.

         (b) REMOVAL OF LOS ANGELES-RIVERSIDE MAJOR SEGMENT. As a result of the above changes, Cogent hereby agrees, and Williams acknowledges, that Cogent will have no long-term need for the Los Angeles-Riverside Major Segment described on page 1 of Exhibit A-2 of the Agreement and on page 1 of Exhibit A to the First Amendment (the "LA-Riverside Major Segment"). However, Cogent desires to use the LA-Riverside Major Segment until it has had an opportunity to install Cogent Equipment along the Los Angeles-San Diego Major Segment described in Subsection 1(a) above. The parties agree that effective as of the date which is sixty (60) days after the later of the Acceptance Date of the Cogent Fibers in the Riverside-San Diego Major Segment described in Subsection 1(a) or the Acceptance Date of the Cogent Fibers in the Los Angeles-San Diego Major Segment is hereby deleted from Exhibit A-2 of the Agreement and Exhibit A of the First Amendment; (ii) all rights and obligations of Cogent and all obligations of Williams with respect to the LA-Riverside Major Segment shall cease, terminate and be of no further force and effect; and (iii) all of Cogent's rights and interests in and to the Cogent Fibers in, and other rights under the Agreement pertaining to, the LA-Riverside Major Segment shall revert fully to Williams.

         (c) REMOVAL OF COGENT EQUIPMENT FROM LA-RIVERSIDE MAJOR SEGMENT. Cogent shall remove the Cogent Equipment from all Transmission Sites along the LA-Riverside Major Segment before the Transition Date in accordance with all terms and conditions of the preceding sentence, Williams shall have the rights specified in the Agreement upon such a failure by Cogent.

         (d) EFFECTIVE OF RECONFIGURATION ON ROUTE MILEAGE. The Parties acknowledge that the reconfiguration of Major Segments described in Subsections 1(a) and 1(b) above will, after the Transition Date, result in a net decrease of twenty-eight (28) Route Mile to the Route under the Agreement.

         2. ATLANTA-WASHINGTON, D.C. MAJOR SEGMENT.

         (a) CHANGE FROM LEAF TO SMF-LS FIBER. Cogent acknowledges that due to a change in Williams' plans, LEAF fibers are not currently available in the Atlanta-Washington, D.C. Major Segment described in Exhibit A-2 of the Agreement and Exhibit A of the First Amendment (the "Atlanta-DC Major Segment"). Subject to the terms hereinafter set forth in this Section 2, Cogent agrees to accept, subject to satisfaction of all testing and Acceptance obligations under the Agreement, SMF-LS fibers as the Cogent Fibers in the Atlanta-DC Major Segment. As a result, the parties hereby agree to amend the description of the Atlanta-DC Major Segment on page 2 of Exhibit A-2 of the Agreement and on page 2 of Exhibit A of the First

[*] Indicates confidential treatment requested.

Amendment by deleting "LEAF" and replacing the same with "SMF-LS." In consideration of Cogent's agreement to accept SMF-LS fibers under this Subsection, Williams hereby agrees to reduce the Contract Price for the Atlanta-DC Major Segment to [*] per Fiber Mile. The parties acknowledge Cogent's prior payment of the Contract Price under the Agreement and agree that a credit shall be granted under Section 3 of this Amendment to account for the reduction described in the preceding sentence.

         (b) UPGRADE TO LEAF. If, at any time during the Term of the Agreement (provided, however, that Cogent has not exercised its option to terminate the Atlanta-DC Major Segment under Subsection 2(c) below), Williams decides to install an additional Cable among the Atlanta-DC Major Segment, Cogent shall have the option to exchange its then existing Cogent Fibers for Dark Fibers in the new Cable. Williams will notify Cogent of its decision to install a new Cable as aforesaid, identify the type of Cable to be installed and provide estimated availability dates. Within thirty (30) days after its receipt of Williams' notice, Cogent may elect to exchange the Cogent Fibers for Dark Fibers in the new Cable by giving written notice to Williams. If Cogent fails to notify Williams within such 30-day period, Cogent's right to exchange the initial Cogent Fibers under this paragraph shall expire. If Cogent elects to obtain Dark Fibers in the new Cable, such Dark Fibers shall be tested and Accepted in accordance with the terms of the Agreement and, within ten (10) days after the Acceptance Date thereof, Cogent shall pay Williams the amount equal to [*] per Fiber Mile of the Dark Fibers in the new Cable. Ninety (90) days after such payment by Cogent, all of Cogent's rights and interests in the initial Cogent Fibers shall expire and be of no further force and effect, with all such rights reverting fully to Williams, and the new Dark Fibers shall become Cogent Fibers under the Agreement. All work associated with migrating Cogent's network to the new fibers including, without limitation, disconnection and reconnections, rerouting of interconnections, or equipment upgrades or replacements, shall be the sole responsibility of Cogent (except to the extent the Agreement requires Williams to perform such work) and in all events shall be at Cogent's sole cost and expense. Cogent's migration of its network to the new fibers and all work associated therewith shall be subject to the terms and conditions of the Agreement.

         (c) COGENT'S RIGHT TO TERMINATE ATLANTA-DC MAJOR SEGMENT. Upon expiration of the three (3) year period beginning on the Effective Date of this Amendment (provided, however, that Cogent has not previously elected to exchange for new Dark Fibers under Subsection 2(b)), Cogent may terminate the Agreement with respect to the Atlanta-DC Major Segment only by giving written notice of such termination on or before the date which is thirty (30) days after the expiration date of such 3-year period. Cogent's rights under this Subsection (c) shall expire if Cogent's termination notice is not received by Williams within such 30-day period. Upon a termination of the Agreement with respect to the Atlanta-DC Major Segment pursuant to this Subsection 2(c): (i) Cogent shall not be entitled to a refund of any portion of the Contract Price, Routine Maintenance charges, collocation charges or any other fees or charges payable under the Agreement prior to the date of such termination;
(ii) the Atlanta-DC Major Segment shall be deleted from Exhibit A-2 of the Agreement and Exhibit A of the First Amendment; (iii) all rights and obligations of Cogent and all obligations of Williams with respect to the Atlanta-DC Major Segment shall cease, terminate and be of no further force and effect; and (iv) all of Cogent's rights and interests in and to the Cogent Fibers in, and other rights under the Agreement pertaining to, the Atlanta-DC Major Segment shall revert fully to Williams.

[*] Indicates confidential treatment requested.

         (d) RESTRICTION ON TRANSFER OF DARK FIBER RIGHTS. After expiration of the 3-year period described in the first sentence of Subsection 2(c) above and until the earlier of (i) termination or expiration of the Agreement, or
(ii) Cogent's exercise of its right to exchange the initial Cogent Fibers in the Atlanta-DC Major Segment for Dark Fibers in a new Cable under Subsection 2(b) above; Sections 23.2(b) and 23.5 of the Agreement shall not apply to the Cogent Fibers in the Atlanta-DC Major Segment.

         3. CREDITS.

         (a) CREDIT FOR REDUCTION IN ATLANTA-DC MAJOR SEGMENT CONTRACT PRICE. Due to the reduction in the Contract Price previously paid by Cogent under Subsection 2(a) above, Williams agrees that Cogent is currently entitled to a credit equal to [*].

         (b) CREDIT FOR RECONFIGURATION OF CERTAIN CALIFORNIA MAJOR SEGMENTS. In addition to the credit described in Subsection 3(a) and due to the decrease in the number of Route Miles of the System resulting from the reconfiguration described in Section 1 above, Williams agrees that after the Transition Date and Cogent's removal of the Cogent Equipment under Subsection 1(c), Cogent shall be entitled to a credit equal to [*].

         (c) APPLICATION OF CREDITS. As soon as available under the terms of Subsections 3(a) or 3(b), as applicable, the credits described therein shall be applied against payments due for the Contract Price under Section 3.2 of the Agreement or for collocation services under Exhibit B-1 o the Agreement. At any time Cogent desires for a credit, or any portion thereof, to be applied to such payments, it shall provide a written statement to Williams setting forth the amount of the credit(s) applied and specifically identifying the invoice(s) affected by such application.

         4. COUNTERPARTS; CAPITALIZED TERMS. This Amendment may be executed in several counterparts, each of which shall be deemed an original and each of which alone and all of which together, shall constitute one and the same instrument. All capitalized terms used herein but not defined shall have the meanings given to such terms in the Agreement or any prior amendment thereto.

         5. EFFECTIVE OF AMENDMENT. Except as expressly amended or modified herein, all other terms, covenants, conditions and Exhibits of the Agreement, as amended, shall be unaffected by this Amendment and shall remain in full force and effect.

         6. DATE OF AMENDMENT. This Amendment shall be effective as of the date on which both parties have executed the same (the "Effective Date").

         7. WILLIAMS' CONVERSION. The parties acknowledge the conversion pursuant to Delaware law of Williams Communications, Inc. to Williams Communications, LLC, a Delaware limited liability company, effective January 1, 2001. Williams hereby ratifies and confirms in all respects the Third Amendment which inadvertently failed to describe such conversion.

[*] Indicates confidential treatment requested.

         IN WITNESS WHEREOF and in confirmation of their consent to the terms and conditions contained in this Amendment and intending to be legally bound hereby, Williams and Cogent have executed this Amendment on the dates set forth below.


                                          WILLIAMS COMMUNICATIONS, LLC


Date:  February 22, 2001                  By:   /s/ Paul Savill
                                              ----------------------------------
                                          Print Name: Paul Savill
                                                     ---------------------------
                                          Title:   Vice President, Data Services
                                                --------------------------------


                                          COGENT COMMUNICATIONS, INC.


Date:     February 21, 2001               By:  /s/ David Schaeffer
                                             -----------------------------------
                                          Print Name: David Schaeffer
                                                     ---------------------------
                                          Title:  Chief Executive Officer
                                                --------------------------------

[*] Indicates confidential treatment requested.